UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
May 31, 2018
Columbia Dividend Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Dividend Income Fund   |  Annual Report 2018

Columbia Dividend Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Dividend Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Scott Davis
Lead Portfolio Manager
Managed Fund since 2001
Michael Barclay, CFA
Portfolio Manager
Managed Fund since 2011
Peter Santoro, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	10.35	10.85	8.69
	Including sales charges		4.00	9.54	8.05
Advisor Class*		11/08/12	10.60	11.12	8.96
Class C	Excluding sales charges	11/25/02	9.53	10.02	7.88
	Including sales charges		8.53	10.02	7.88
Institutional Class		03/04/98	10.67	11.12	8.96
Institutional 2 Class*		11/08/12	10.76	11.27	9.04
Institutional 3 Class*		11/08/12	10.84	11.33	9.07
Class R		03/28/08	10.07	10.58	8.43
Class T*	Excluding sales charges	09/27/10	10.36	10.84	8.70
	Including sales charges		7.62	10.28	8.43
Class V	Excluding sales charges	03/04/98	10.35	10.84	8.65
	Including sales charges		4.00	9.53	8.02
Russell 1000 Index			14.60	12.91	9.18
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Dividend Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at May 31, 2018)
Microsoft Corp.	4.3
JPMorgan Chase & Co.	3.9
Johnson & Johnson	3.7
Apple, Inc.	3.5
Cisco Systems, Inc.	2.6
Home Depot, Inc. (The)	2.4
Lockheed Martin Corp.	2.3
Union Pacific Corp.	2.3
Honeywell International, Inc.	2.2
Pfizer, Inc.	2.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at May 31, 2018)
Common Stocks	95.7
Exchange-Traded Funds	0.7
Money Market Funds	3.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2018)
Consumer Discretionary	8.1
Consumer Staples	9.0
Energy	7.0
Financials	18.6
Health Care	11.3
Industrials	15.5
Information Technology	19.4
Materials	2.0
Real Estate	3.0
Telecommunication Services	1.4
Utilities	4.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Dividend Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 10.35% excluding sales charges. The Fund’s benchmark, the Russell 1000 Index, returned 14.60% over the same period. Although stock selection was strong and the Fund delivered solid absolute gains for the period, it lagged the benchmark because it had no exposure to some top performers that the Fund cannot own because they pay no dividends.
Equity markets moved higher despite correction
In a year marked by political tumult and rising tensions with North Korea and Iran, investors focused on domestic issues, namely prospects for stronger economic growth and lower taxes, and drove equity markets higher over the 12-month period ended May 31, 2018. U.S. economic growth picked up, and the unemployment rate fell to 3.8%. The labor market added an average of nearly 200,000 new jobs per month during the period, even though jobs were lost as a result of hurricane disruptions during the third quarter of 2017. Wage growth picked up as the labor market tightened. Corporate tax cuts boosted profitability for most U.S. companies, while global growth and a weaker U.S. dollar raised exports. However, U.S. equity markets pulled back early in 2018, producing the first real correction in over a year. Enthusiasm turned to anxiety as the market contended with heightened rhetoric regarding trade policy and a major security breach from Facebook, which pressured technology companies. The downturn was short-lived, as stocks staged a modest comeback near the end of the period.
In March 2018, the Federal Reserve raised the target range on its key short-term interest rate, the federal funds rate, to 1.50% - 1.75%, citing solid job and economic growth and progress toward its 2.0% inflation target. The 10-year U.S. Treasury yield closed the period at 2.83%. During the 12-month period, the S&P 500 Index, a broad-based measure of U.S. equity returns, gained 14.38%. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks returns of U.S. investment-grade government and corporate bonds, lost 0.37% as interest rates rose. (Interest rates and bond prices move in opposite directions.)
Contributors and detractors
On a sector basis, financials, industrials, energy and technology were the strongest performers for the Fund relative to the benchmark. In financials, the Fund benefited from a relative overweight and good stock selection. Positions in capital markets delivered especially strong results, led by T. Rowe Price and CME Group. T. Rowe Price benefited from a strong stock market. The company focuses on active management, using its underlying mutual funds to build target-date funds geared to the employee retirement savings market. As one of only two futures and derivatives platforms worldwide, CME is a niche firm in an industry with high barriers to entry. During the year, CME benefited from volatility created around rising interest rates. The company has a strong presence in the energy market and benefited from rising oil prices as well. Bank stocks were solid contributors to Fund gains, benefiting from a more relaxed regulatory environment. For the Fund, JPMorgan Chase, which continued to execute well across all business lines, was a top performer for the year.
In the industrials sector, the Fund continued to gain against the benchmark because it has no exposure to General Electric (GE), a major benchmark holding. The Fund sold GE in 2016. Overweights in rail company Union Pacific and air and defense contractor Boeing also bolstered Fund results. Union Pacific benefited from improved trends in shipping volume as well as in pricing. At the same time, we believed the company’s capital expenditures were poised to come down. Boeing has benefited from expanding world travel, and improved efficiencies have increased the company’s cash flow. These gains were partially offset by a loss in General Dynamics, which lost favor with investors on a new product delay and continued softness in the business jet market. However, we maintained the position because we believed these were temporary setbacks and the potential for increased defense spending has the potential to lift General Dynamics longer term.
Within energy, the rising price of oil drove gains for certain companies in the portfolio that were particularly levered to oil prices. Energy refiner Valero benefited from good management and capital discipline. The price spread between international and domestic oil created a slight advantage for domestic refiners such as Valero. Canadian integrated energy company Suncor was another strong holding. The company restrained its capital expenditures, and cash flow increased as the price of oil rose. We increased a position in integrated oil company Chevron, which had recently completed some major projects and dramatically decreased capital spending.
4	Columbia Dividend Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Strong stock selection led to solid gains in the technology sector, even though the Fund could not own some of the period’s stronger performers, such as Facebook, Visa, MasterCard, and PayPal, because they do not pay dividends. An overweight in Microsoft continued to lift Fund results relative to the benchmark. Over the last five years, Microsoft has transformed itself, gaining traction with large enterprises with its Azure cloud computing business and also with subscription-based Office 365. The company had an AAA-rated balance sheet, strong free cash flow and solid margins, all positive metrics for investors. Texas Instruments (TI) and Cisco were two more top technology holdings for the Fund. TI, a semiconductor giant, has multiple entries in an expanding list of end markets, where semiconductors have become pervasive in automobiles, industrial automation and consumer products. Networking company Cisco has maintained a significant share of the routing and switching markets. Recurring service-based revenues have risen and we believed the company was well positioned for growth.
The Fund underperformed the benchmark in the consumer discretionary, consumer staples and health care sectors. Lack of exposure to Netflix and Amazon, which are not eligible for portfolio consideration because they do not pay dividends, accounted for approximately two-thirds of the shortfall relative to the benchmark. An overweight in Comcast also detracted from results as investors took a dim view of the company’s interest in battling the Walt Disney Company for Fox’s entertainment assets. Within consumer staples, it was a challenge to find companies that were not under pressure as brand loyalty evaporated, volume was down and pricing power disappeared for established, old-line names such as General Mills and tobacco companies Phillip Morris and Altria. An underweight in health care was a drag on performance, and Fund gains lagged those of the benchmark. Shares of CVS, Merck and Johnson & Johnson all lost ground in a rising market. We sold CVS because of uncertainty regarding the pending acquisition of Aetna, while the Fund retained Merck and Johnson & Johnson.
Portfolio activity
During the period, we established positions in Ameren, Conoco Phillips, General Motors, Gilead Sciences and IBM, among others. Ameren is a Missouri-based utility, which we believed had the potential to benefit from changes in the state’s regulatory environment. Rising oil prices and improved free cash flow lifted Conoco Phillips, which was well positioned in Texas’s Permian Basin, an attractive drilling area. General Motors had demonstrated improved operating efficiency, and our research led us to view the investment as an option on autonomous driving and electrical vehicles. Gilead Sciences is a biotechnology company that trades like a large pharmaceutical company. Even though revenues from Gilead’s hepatitis C therapy have declined, other products have ascended, including those to treat HIV and cancer. IBM revenues had stabilized and we believed the stock was attractively priced. To fund these and other purchases, we took profits in biopharmaceutical company AbbVie after a solid run. We eliminated positions in American Tower and Avalon Bay, both real estate investment trusts. We sold CVS, General Mills, International Paper and Northern Trust on a variety of concerns, including strategy, acquisitions or general execution.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Dividend Income Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.80	1,020.14	4.78	4.84	0.96
Advisor Class	1,000.00	1,000.00	1,000.10	1,021.39	3.54	3.58	0.71
Class C	1,000.00	1,000.00	995.40	1,016.40	8.51	8.60	1.71
Institutional Class	1,000.00	1,000.00	1,000.50	1,021.39	3.54	3.58	0.71
Institutional 2 Class	1,000.00	1,000.00	1,001.00	1,021.79	3.14	3.18	0.63
Institutional 3 Class	1,000.00	1,000.00	1,001.20	1,022.04	2.89	2.92	0.58
Class R	1,000.00	1,000.00	998.00	1,018.90	6.03	6.09	1.21
Class T	1,000.00	1,000.00	999.30	1,020.14	4.79	4.84	0.96
Class V	1,000.00	1,000.00	998.80	1,020.14	4.78	4.84	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Dividend Income Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.3%
Issuer	Shares	Value ($)
Consumer Discretionary 7.7%
Automobiles 0.5%
General Motors Co.	1,413,986	60,377,202
Hotels, Restaurants & Leisure 0.9%
McDonald’s Corp.	675,500	108,086,755
Media 3.4%
Comcast Corp., Class A	6,657,600	207,583,968
Time Warner, Inc.	1,104,283	103,979,287
Walt Disney Co. (The)	749,040	74,507,009
Total		386,070,264
Specialty Retail 2.9%
Home Depot, Inc. (The)	1,378,749	257,205,626
TJX Companies, Inc. (The)	747,051	67,473,646
Total		324,679,272
Total Consumer Discretionary		879,213,493
Consumer Staples 8.6%
Beverages 1.9%
Coca-Cola European Partners PLC	1,228,000	46,627,160
PepsiCo, Inc.	1,688,840	169,306,210
Total		215,933,370
Food & Staples Retailing 1.2%
Walmart, Inc.	1,659,268	136,955,981
Food Products 1.2%
Kellogg Co.	2,174,031	139,985,856
Household Products 1.4%
Kimberly-Clark Corp.	610,000	61,518,500
Procter & Gamble Co. (The)	1,260,000	92,194,200
Total		153,712,700
Tobacco 2.9%
Altria Group, Inc.	2,355,728	131,308,279
Philip Morris International, Inc.	2,483,006	197,498,297
Total		328,806,576
Total Consumer Staples		975,394,483
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.6%
Oil, Gas & Consumable Fuels 6.6%
Chevron Corp.	1,664,020	206,837,686
ConocoPhillips	805,010	54,249,624
Exxon Mobil Corp.	2,960,906	240,544,003
Suncor Energy, Inc.	3,228,470	128,428,537
Valero Energy Corp.	1,042,000	126,290,400
Total		756,350,250
Total Energy		756,350,250
Financials 17.8%
Banks 10.5%
Bank of America Corp.	5,407,958	157,047,100
BB&T Corp.	2,276,501	119,516,303
JPMorgan Chase & Co.	4,020,000	430,180,200
PNC Financial Services Group, Inc. (The)	1,312,825	188,272,233
U.S. Bancorp	2,683,091	134,127,719
Wells Fargo & Co.	3,078,331	166,199,091
Total		1,195,342,646
Capital Markets 4.3%
BlackRock, Inc.	320,550	171,247,426
CME Group, Inc.	1,190,000	193,851,000
T. Rowe Price Group, Inc.	950,000	115,349,000
Total		480,447,426
Insurance 3.0%
Chubb Ltd.	1,280,000	167,283,200
Marsh & McLennan Companies, Inc.	2,192,000	176,171,040
Total		343,454,240
Total Financials		2,019,244,312
Health Care 10.8%
Biotechnology 0.4%
Gilead Sciences, Inc.	649,434	43,771,852
Health Care Equipment & Supplies 0.6%
Medtronic PLC	822,800	71,024,096
Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	365,949	88,380,343
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 9.0%
Bristol-Myers Squibb Co.	1,270,417	66,849,342
Eli Lilly & Co.	1,043,532	88,741,961
Johnson & Johnson	3,351,801	400,942,436
Merck & Co., Inc.	3,800,000	226,214,000
Pfizer, Inc.	6,716,157	241,311,521
Total		1,024,059,260
Total Health Care		1,227,235,551
Industrials 14.8%
Aerospace & Defense 5.3%
Boeing Co. (The)	419,197	147,624,416
General Dynamics Corp.	996,781	201,060,695
Lockheed Martin Corp.	807,062	253,853,281
Total		602,538,392
Commercial Services & Supplies 1.0%
Waste Management, Inc.	1,363,171	112,747,873
Industrial Conglomerates 3.4%
3M Co.	700,000	138,061,000
Honeywell International, Inc.	1,640,000	242,572,400
Total		380,633,400
Machinery 2.9%
Cummins, Inc.	478,236	68,096,024
Ingersoll-Rand PLC	1,012,064	88,596,083
Parker-Hannifin Corp.	522,500	89,295,250
Stanley Black & Decker, Inc.	588,000	81,873,120
Total		327,860,477
Road & Rail 2.2%
Union Pacific Corp.	1,775,693	253,497,933
Total Industrials		1,677,278,075
Information Technology 18.5%
Communications Equipment 2.4%
Cisco Systems, Inc.	6,523,943	278,637,606
IT Services 2.6%
Accenture PLC, Class A	463,675	72,212,744
Automatic Data Processing, Inc.	1,220,000	158,624,400
International Business Machines Corp.	424,319	59,960,518
Total		290,797,662
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.0%
Broadcom, Inc.	642,497	161,954,219
Intel Corp.	4,331,286	239,086,987
KLA-Tencor Corp.	635,648	71,974,423
Texas Instruments, Inc.	1,847,953	206,804,420
Total		679,820,049
Software 4.1%
Microsoft Corp.	4,726,737	467,190,685
Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	2,066,556	386,177,320
Total Information Technology		2,102,623,322
Materials 1.9%
Chemicals 1.4%
DowDuPont, Inc.	1,612,735	103,392,441
LyondellBasell Industries NV, Class A	475,000	53,257,000
Total		156,649,441
Containers & Packaging 0.5%
Sonoco Products Co.	1,146,000	58,594,980
Total Materials		215,244,421
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
Crown Castle International Corp.	535,362	55,757,952
Digital Realty Trust, Inc.	692,958	74,479,126
Duke Realty Corp.	1,206,500	33,926,780
Equity LifeStyle Properties, Inc.	339,775	30,885,548
Essex Property Trust, Inc.	143,400	34,276,902
Public Storage	439,700	93,146,048
Total		322,472,356
Total Real Estate		322,472,356
Telecommunication Services 1.3%
Diversified Telecommunication Services 1.3%
AT&T, Inc.	4,718,940	152,516,141
Total Telecommunication Services		152,516,141

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 4.5%
Electric Utilities 2.1%
American Electric Power Co., Inc.	1,266,345	86,048,143
Eversource Energy	1,049,500	59,905,460
NextEra Energy, Inc.	525,000	87,050,250
Total		233,003,853
Multi-Utilities 2.4%
Ameren Corp.	1,146,965	67,888,858
CMS Energy Corp.	1,605,000	74,038,650
Dominion Energy, Inc.	705,000	45,253,950
WEC Energy Group, Inc.	1,425,132	89,997,086
Total		277,178,544
Total Utilities		510,182,397
Total Common Stocks (Cost $6,725,584,011)		10,837,754,801

Exchange-Traded Funds 0.8%
	Shares	Value ($)
iShares Russell 1000 Value ETF	715,000	86,550,750
Total Exchange-Traded Funds (Cost $86,386,300)		86,550,750

Money Market Funds 3.6%

Columbia Short-Term Cash Fund, 1.907%(a),(b)	404,537,136	404,537,136
Total Money Market Funds (Cost $404,525,863)		404,537,136
Total Investments in Securities (Cost: $7,216,496,174)		11,328,842,687
Other Assets & Liabilities, Net		39,694,848
Net Assets		11,368,537,535

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	261,665,545	838,982,906	(696,111,315)	404,537,136	7,686	11,979	3,548,700	404,537,136
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	879,213,493	—	—	—	879,213,493
Consumer Staples	975,394,483	—	—	—	975,394,483
Energy	756,350,250	—	—	—	756,350,250
Financials	2,019,244,312	—	—	—	2,019,244,312
Health Care	1,227,235,551	—	—	—	1,227,235,551
Industrials	1,677,278,075	—	—	—	1,677,278,075
Information Technology	2,102,623,322	—	—	—	2,102,623,322
Materials	215,244,421	—	—	—	215,244,421
Real Estate	322,472,356	—	—	—	322,472,356
Telecommunication Services	152,516,141	—	—	—	152,516,141
Utilities	510,182,397	—	—	—	510,182,397
Total Common Stocks	10,837,754,801	—	—	—	10,837,754,801
Exchange-Traded Funds	86,550,750	—	—	—	86,550,750
Money Market Funds	—	—	—	404,537,136	404,537,136
Total Investments in Securities	10,924,305,551	—	—	404,537,136	11,328,842,687
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,811,970,311)	$10,924,305,551
Affiliated issuers (cost $404,525,863)	404,537,136
Receivable for:
Capital shares sold	18,860,426
Dividends	34,801,792
Prepaid expenses	6,917
Trustees’ deferred compensation plan	377,478
Total assets	11,382,889,300
Liabilities
Payable for:
Capital shares purchased	12,132,365
Management services fees	175,201
Distribution and/or service fees	37,005
Transfer agent fees	1,364,970
Compensation of board members	7,663
Compensation of chief compliance officer	738
Other expenses	256,345
Trustees’ deferred compensation plan	377,478
Total liabilities	14,351,765
Net assets applicable to outstanding capital stock	$11,368,537,535
Represented by
Paid in capital	6,936,600,998
Undistributed net investment income	36,186,954
Accumulated net realized gain	283,403,070
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,112,335,240
Investments - affiliated issuers	11,273
Total - representing net assets applicable to outstanding capital stock	$11,368,537,535
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2018	11

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$1,834,771,514
Shares outstanding	84,820,133
Net asset value per share	$21.63
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.95
Advisor Class
Net assets	$564,834,032
Shares outstanding	25,672,585
Net asset value per share	$22.00
Class C
Net assets	$809,268,880
Shares outstanding	38,634,334
Net asset value per share	$20.95
Institutional Class
Net assets	$4,781,048,756
Shares outstanding	220,742,438
Net asset value per share	$21.66
Institutional 2 Class
Net assets	$605,284,925
Shares outstanding	27,529,511
Net asset value per share	$21.99
Institutional 3 Class
Net assets	$2,587,372,065
Shares outstanding	117,519,823
Net asset value per share	$22.02
Class R
Net assets	$104,035,784
Shares outstanding	4,808,227
Net asset value per share	$21.64
Class T
Net assets	$46,239
Shares outstanding	2,139
Net asset value per share	$21.62
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$22.17
Class V
Net assets	$81,875,340
Shares outstanding	3,783,310
Net asset value per share	$21.64
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$22.96
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$285,674,040
Dividends — affiliated issuers	3,548,700
Interfund lending	499
Foreign taxes withheld	(367,317)
Total income	288,855,922
Expenses:
Management services fees	61,556,409
Distribution and/or service fees
Class A	4,545,343
Class B	1,236
Class C	7,892,966
Class R	514,160
Class T	134
Class V	203,911
Transfer agent fees
Class A	2,608,023
Advisor Class	682,896
Class B	195
Class C	1,132,367
Institutional Class	7,211,133
Institutional 2 Class	338,675
Institutional 3 Class	173,936
Class R	147,519
Class T	77
Class V	116,996
Compensation of board members	192,140
Custodian fees	60,887
Printing and postage fees	423,406
Registration fees	297,421
Audit fees	34,883
Legal fees	249,926
Compensation of chief compliance officer	4,369
Other	267,386
Total expenses	88,656,394
Expense reduction	(3,327)
Total net expenses	88,653,067
Net investment income	200,202,855
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	486,505,744
Investments — affiliated issuers	7,686
Foreign currency translations	17,141
Net realized gain	486,530,571
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	393,027,115
Investments — affiliated issuers	11,979
Net change in unrealized appreciation (depreciation)	393,039,094
Net realized and unrealized gain	879,569,665
Net increase in net assets resulting from operations	$1,079,772,520
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2018	13

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$200,202,855	$180,573,854
Net realized gain	486,530,571	166,172,836
Net change in unrealized appreciation (depreciation)	393,039,094	1,075,002,594
Net increase in net assets resulting from operations	1,079,772,520	1,421,749,284
Distributions to shareholders
Net investment income
Class A	(29,088,074)	(37,627,869)
Advisor Class	(8,458,603)	(5,575,531)
Class B	(1,895)	(35,879)
Class C	(7,018,756)	(7,060,195)
Class I	—	(2,814,423)
Institutional Class	(93,175,912)	(101,128,414)
Institutional 2 Class	(11,020,397)	(9,356,423)
Institutional 3 Class	(40,487,286)	(6,330,936)
Class R	(1,393,541)	(1,306,961)
Class T	(883)	(1,462)
Class V	(1,310,173)	(1,272,666)
Net realized gains
Class A	(49,183,530)	(56,795,302)
Advisor Class	(13,038,772)	(6,865,325)
Class B	—	(93,412)
Class C	(21,936,334)	(17,670,070)
Class I	—	(2,693,321)
Institutional Class	(125,178,988)	(117,094,884)
Institutional 2 Class	(16,023,229)	(10,746,353)
Institutional 3 Class	(67,916,233)	(7,726,783)
Class R	(2,830,029)	(2,165,669)
Class T	(1,553)	(2,264)
Class V	(2,220,665)	(1,762,889)
Total distributions to shareholders	(490,284,853)	(396,127,031)
Increase in net assets from capital stock activity	419,653,448	280,181,713
Total increase in net assets	1,009,141,115	1,305,803,966
Net assets at beginning of year	10,359,396,420	9,053,592,454
Net assets at end of year	$11,368,537,535	$10,359,396,420
Undistributed net investment income	$36,186,954	$30,021,301
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	17,511,638	379,470,969	29,695,879	567,733,173
Distributions reinvested	3,231,282	70,143,797	4,571,689	87,268,866
Redemptions	(21,454,678)	(461,700,501)	(77,924,997)	(1,532,793,249)
Net decrease	(711,758)	(12,085,735)	(43,657,429)	(877,791,210)
Advisor Class
Subscriptions	11,478,715	251,688,447	9,947,550	194,943,152
Distributions reinvested	918,479	20,274,699	574,766	11,180,689
Redemptions	(5,478,534)	(120,722,603)	(4,106,859)	(80,789,222)
Net increase	6,918,660	151,240,543	6,415,457	125,334,619
Class B
Subscriptions	100	2,020	6,694	127,739
Distributions reinvested	89	1,780	5,693	105,580
Redemptions	(56,090)	(1,126,171)	(220,684)	(4,194,521)
Net decrease	(55,901)	(1,122,371)	(208,297)	(3,961,202)
Class C
Subscriptions	6,373,408	133,839,759	7,689,756	143,049,052
Distributions reinvested	1,200,665	25,359,885	1,099,241	20,414,237
Redemptions	(7,454,781)	(155,118,868)	(8,982,100)	(168,696,541)
Net increase (decrease)	119,292	4,080,776	(193,103)	(5,233,252)
Class I
Subscriptions	—	—	1,352,872	25,226,903
Distributions reinvested	—	—	288,336	5,507,628
Redemptions	—	—	(11,082,601)	(216,652,243)
Net decrease	—	—	(9,441,393)	(185,917,712)
Institutional Class
Subscriptions	52,343,228	1,129,615,263	112,856,692	2,212,408,393
Distributions reinvested	8,420,382	182,791,552	6,098,628	116,881,045
Redemptions	(139,802,688)	(2,930,608,758)	(77,553,354)	(1,500,061,244)
Net increase (decrease)	(79,039,078)	(1,618,201,943)	41,401,966	829,228,194
Institutional 2 Class
Subscriptions	8,527,399	187,833,934	7,235,464	141,396,798
Distributions reinvested	1,205,084	26,549,062	1,003,214	19,477,627
Redemptions	(7,443,275)	(164,214,675)	(5,254,991)	(103,257,837)
Net increase	2,289,208	50,168,321	2,983,687	57,616,588
Institutional 3 Class
Subscriptions	105,278,808	2,225,816,279	20,553,514	407,513,662
Distributions reinvested	1,512,712	33,378,585	695,268	13,532,540
Redemptions	(18,635,214)	(411,779,299)	(4,068,442)	(79,569,159)
Net increase	88,156,306	1,847,415,565	17,180,340	341,477,043
Class R
Subscriptions	1,171,822	25,323,379	1,293,128	24,831,054
Distributions reinvested	172,849	3,758,759	161,141	3,084,149
Redemptions	(1,388,451)	(30,060,753)	(1,217,628)	(23,505,280)
Net increase (decrease)	(43,780)	(978,615)	236,641	4,409,923
Class T
Subscriptions	88	1,950	—	—
Distributions reinvested	103	2,240	189	3,621
Redemptions	(922)	(19,887)	(2,632)	(52,712)
Net decrease	(731)	(15,697)	(2,443)	(49,091)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Class V
Subscriptions	190,907	4,209,314	43,144	830,934
Distributions reinvested	131,262	2,850,934	127,283	2,434,352
Redemptions	(365,995)	(7,907,644)	(423,748)	(8,197,473)
Net decrease	(43,826)	(847,396)	(253,321)	(4,932,187)
Total net increase	17,588,392	419,653,448	14,462,105	280,181,713
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Annual Report 2018

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Columbia Dividend Income Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$20.46	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.34	2.46	2.80	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Year Ended 5/31/2015	$19.02	0.48	1.17	1.65	(0.40)	(1.20)	(1.60)
Year Ended 5/31/2014	$17.05	0.35	2.20	2.55	(0.34)	(0.24)	(0.58)
Advisor Class
Year Ended 5/31/2018	$20.80	0.42	1.78	2.20	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.71	0.39	2.52	2.91	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.34	0.37	0.44	0.81	(0.50)	(0.94)	(1.44)
Year Ended 5/31/2015	$19.27	0.57	1.14	1.71	(0.44)	(1.20)	(1.64)
Year Ended 5/31/2014	$17.27	0.42	2.20	2.62	(0.38)	(0.24)	(0.62)
Class C
Year Ended 5/31/2018	$19.84	0.19	1.70	1.89	(0.18)	(0.60)	(0.78)
Year Ended 5/31/2017	$17.88	0.18	2.41	2.59	(0.18)	(0.45)	(0.63)
Year Ended 5/31/2016	$18.54	0.18	0.41	0.59	(0.31)	(0.94)	(1.25)
Year Ended 5/31/2015	$18.53	0.34	1.12	1.46	(0.25)	(1.20)	(1.45)
Year Ended 5/31/2014	$16.63	0.21	2.13	2.34	(0.20)	(0.24)	(0.44)
Institutional Class
Year Ended 5/31/2018	$20.48	0.41	1.77	2.18	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.45	0.38	2.47	2.85	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.09	0.36	0.44	0.80	(0.50)	(0.94)	(1.44)
Year Ended 5/31/2015	$19.03	0.53	1.18	1.71	(0.45)	(1.20)	(1.65)
Year Ended 5/31/2014	$17.07	0.39	2.19	2.58	(0.38)	(0.24)	(0.62)
Institutional 2 Class
Year Ended 5/31/2018	$20.78	0.44	1.79	2.23	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.71	0.41	2.50	2.91	(0.39)	(0.45)	(0.84)
Year Ended 5/31/2016	$19.33	0.39	0.45	0.84	(0.52)	(0.94)	(1.46)
Year Ended 5/31/2015	$19.26	0.62	1.12	1.74	(0.47)	(1.20)	(1.67)
Year Ended 5/31/2014	$17.26	0.43	2.21	2.64	(0.40)	(0.24)	(0.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$21.63	10.35%	0.97%	0.97% (c)	1.66%	15%	$1,834,772
Year Ended 5/31/2017	$20.46	15.52%	1.00%	1.00% (c)	1.74%	16%	$1,750,090
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02% (c)	1.74%	25%	$2,380,538
Year Ended 5/31/2015	$19.07	9.08%	1.02%	1.02% (c)	2.52%	27%	$2,514,422
Year Ended 5/31/2014	$19.02	15.25%	1.02%	1.02% (c)	1.96%	19%	$2,556,782
Advisor Class
Year Ended 5/31/2018	$22.00	10.60%	0.72%	0.72% (c)	1.93%	15%	$564,834
Year Ended 5/31/2017	$20.80	15.89%	0.75%	0.75% (c)	1.99%	16%	$390,004
Year Ended 5/31/2016	$18.71	4.67%	0.77%	0.77% (c)	2.01%	25%	$230,893
Year Ended 5/31/2015	$19.34	9.33%	0.77%	0.77% (c)	2.93%	27%	$179,306
Year Ended 5/31/2014	$19.27	15.51%	0.77%	0.77% (c)	2.29%	19%	$123,274
Class C
Year Ended 5/31/2018	$20.95	9.53%	1.72%	1.72% (c)	0.91%	15%	$809,269
Year Ended 5/31/2017	$19.84	14.73%	1.75%	1.75% (c)	0.99%	16%	$764,036
Year Ended 5/31/2016	$17.88	3.62%	1.78%	1.78% (c)	1.00%	25%	$692,229
Year Ended 5/31/2015	$18.54	8.26%	1.77%	1.77% (c)	1.83%	27%	$667,300
Year Ended 5/31/2014	$18.53	14.33%	1.77%	1.77% (c)	1.24%	19%	$601,468
Institutional Class
Year Ended 5/31/2018	$21.66	10.67%	0.72%	0.72% (c)	1.89%	15%	$4,781,049
Year Ended 5/31/2017	$20.48	15.79%	0.75%	0.75% (c)	1.98%	16%	$6,140,961
Year Ended 5/31/2016	$18.45	4.69%	0.77%	0.77% (c)	2.00%	25%	$4,766,037
Year Ended 5/31/2015	$19.09	9.40%	0.77%	0.77% (c)	2.76%	27%	$4,800,733
Year Ended 5/31/2014	$19.03	15.46%	0.77%	0.77% (c)	2.22%	19%	$5,062,852
Institutional 2 Class
Year Ended 5/31/2018	$21.99	10.76%	0.63%	0.63%	2.00%	15%	$605,285
Year Ended 5/31/2017	$20.78	15.92%	0.63%	0.63%	2.10%	16%	$524,608
Year Ended 5/31/2016	$18.71	4.88%	0.64%	0.64%	2.14%	25%	$416,310
Year Ended 5/31/2015	$19.33	9.48%	0.63%	0.63%	3.19%	27%	$313,051
Year Ended 5/31/2014	$19.26	15.68%	0.64%	0.64%	2.41%	19%	$156,525
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2018	$20.80	0.46	1.78	2.24	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.72	0.43	2.50	2.93	(0.40)	(0.45)	(0.85)
Year Ended 5/31/2016	$19.35	0.40	0.44	0.84	(0.53)	(0.94)	(1.47)
Year Ended 5/31/2015	$19.27	0.66	1.10	1.76	(0.48)	(1.20)	(1.68)
Year Ended 5/31/2014	$17.27	0.47	2.18	2.65	(0.41)	(0.24)	(0.65)
Class R
Year Ended 5/31/2018	$20.47	0.30	1.76	2.06	(0.29)	(0.60)	(0.89)
Year Ended 5/31/2017	$18.43	0.29	2.47	2.76	(0.27)	(0.45)	(0.72)
Year Ended 5/31/2016	$19.07	0.27	0.43	0.70	(0.40)	(0.94)	(1.34)
Year Ended 5/31/2015	$19.02	0.44	1.16	1.60	(0.35)	(1.20)	(1.55)
Year Ended 5/31/2014	$17.05	0.31	2.19	2.50	(0.29)	(0.24)	(0.53)
Class T
Year Ended 5/31/2018	$20.45	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.42	0.34	2.46	2.80	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.06	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Year Ended 5/31/2015	$19.01	0.47	1.18	1.65	(0.40)	(1.20)	(1.60)
Year Ended 5/31/2014	$17.05	0.31	2.23	2.54	(0.34)	(0.24)	(0.58)
Class V
Year Ended 5/31/2018	$20.47	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.33	2.48	2.81	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Year Ended 5/31/2015	$19.02	0.48	1.16	1.64	(0.39)	(1.20)	(1.59)
Year Ended 5/31/2014	$17.05	0.34	2.20	2.54	(0.33)	(0.24)	(0.57)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2018	$22.02	10.84%	0.59%	0.59%	2.08%	15%	$2,587,372
Year Ended 5/31/2017	$20.80	16.03%	0.59%	0.59%	2.17%	16%	$610,882
Year Ended 5/31/2016	$18.72	4.87%	0.59%	0.59%	2.19%	25%	$228,089
Year Ended 5/31/2015	$19.35	9.59%	0.59%	0.59%	3.41%	27%	$171,392
Year Ended 5/31/2014	$19.27	15.72%	0.59%	0.59%	2.58%	19%	$78,674
Class R
Year Ended 5/31/2018	$21.64	10.07%	1.22%	1.22% (c)	1.41%	15%	$104,036
Year Ended 5/31/2017	$20.47	15.29%	1.25%	1.25% (c)	1.49%	16%	$99,305
Year Ended 5/31/2016	$18.43	4.15%	1.27%	1.27% (c)	1.49%	25%	$85,066
Year Ended 5/31/2015	$19.07	8.80%	1.27%	1.27% (c)	2.28%	27%	$87,646
Year Ended 5/31/2014	$19.02	14.96%	1.27%	1.27% (c)	1.73%	19%	$87,406
Class T
Year Ended 5/31/2018	$21.62	10.36%	0.97%	0.97% (c)	1.65%	15%	$46
Year Ended 5/31/2017	$20.45	15.53%	1.00%	1.00% (c)	1.74%	16%	$59
Year Ended 5/31/2016	$18.42	4.43%	1.02%	1.02% (c)	1.72%	25%	$98
Year Ended 5/31/2015	$19.06	9.09%	1.02%	1.02% (c)	2.47%	27%	$164
Year Ended 5/31/2014	$19.01	15.21%	1.00%	1.00% (c)	1.75%	19%	$193
Class V
Year Ended 5/31/2018	$21.64	10.35%	0.97%	0.97% (c)	1.66%	15%	$81,875
Year Ended 5/31/2017	$20.47	15.58%	1.00%	1.00% (c)	1.74%	16%	$78,342
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02% (c)	1.74%	25%	$75,218
Year Ended 5/31/2015	$19.07	9.03%	1.04%	1.04% (c)	2.49%	27%	$81,206
Year Ended 5/31/2014	$19.02	15.19%	1.07%	1.07% (c)	1.92%	19%	$85,511
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2018	21

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
22	Columbia Dividend Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Dividend Income Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
May 31, 2018
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
24	Columbia Dividend Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.56% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Columbia Dividend Income Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class B	0.03 (a)
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Class T	0.14
Class V	0.14

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $3,327.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of
26	Columbia Dividend Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	2,989,317
Class C	38,437
Class T	50
Class V	3,084
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.18%	1.19%
Advisor Class	0.93	0.94
Class C	1.93	1.94
Institutional Class	0.93	0.94
Institutional 2 Class	0.83	0.86
Institutional 3 Class	0.78	0.81
Class R	1.43	1.44
Class T	1.18	1.19
Class V	1.18	1.19
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
Columbia Dividend Income Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(2,081,682)	2,081,682	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
191,955,520	298,329,333	490,284,853	172,510,759	223,616,272	396,127,031
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
36,564,432	286,128,057	—	4,109,621,526
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
7,219,221,161	4,174,610,057	(64,988,531)	4,109,621,526
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
28	Columbia Dividend Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,601,654,217 and $1,643,270,220, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,300,000	2.30	6
Interest income earned by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Columbia Dividend Income Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
Note 9. Significant risks
Shareholder concentration risk
At May 31, 2018, unaffiliated shareholders of record owned 37.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Dividend Income Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Dividend Income Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$512,802,707
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
32	Columbia Dividend Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Dividend Income Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Columbia Dividend Income Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Dividend Income Fund | Annual Report 2018	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Dividend Income Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Income Fund | Annual Report 2018	37

Columbia Dividend Income Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN139_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia High Yield Municipal Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia High Yield Municipal Fund   |  Annual Report 2018

Columbia High Yield Municipal Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia High Yield Municipal Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Chad Farrington, CFA
Co-Portfolio Manager
Managed Fund since 2009
Catherine Stienstra
Co-Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	3.68	4.20	4.93
	Including sales charges		0.56	3.57	4.62
Advisor Class*		03/19/13	3.89	4.41	5.15
Class C	Excluding sales charges	07/15/02	3.01	3.54	4.29
	Including sales charges		2.01	3.54	4.29
Institutional Class		03/05/84	3.88	4.41	5.14
Institutional 2 Class*		11/08/12	3.92	4.49	5.19
Institutional 3 Class*		03/01/17	3.99	4.43	5.15
Blended Benchmark			4.24	3.80	5.24
Bloomberg Barclays High Yield Municipal Bond Index			6.38	4.36	5.79
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Bloomberg Barclays High Yield Municipal Bond Index and a 40% weighting of the Bloomberg Barclays Municipal Bond Index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia High Yield Municipal Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 31, 2008 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at May 31, 2018)
AAA rating	1.5
AA rating	8.9
A rating	18.3
BBB rating	23.2
BB rating	9.6
B rating	3.9
CCC rating	1.3
C rating	0.7
D rating	0.5
Not rated	32.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at May 31, 2018)
Illinois	12.5
Florida	8.9
Texas	7.9
California	7.5
Pennsylvania	6.9
New York	5.3
Washington	3.3
Michigan	3.2
Colorado	3.2
Georgia	3.1
Percentages indicated are based upon total investments.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia High Yield Municipal Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, Class A shares of the Fund returned 3.68% excluding sales charges. Institutional Class shares of the Fund returned 3.88%. During the same time period, the Fund’s Blended Benchmark returned 4.24%, and the Bloomberg Barclays High Yield Municipal Bond Index returned 6.38%. The Fund’s underperformance stemmed largely from its underweight to tobacco securitization issues and other lower quality bonds.
Despite rising rates, municipal bonds posted positive returns
The municipal bond market experienced a fair amount of volatility during the reporting period. Yields reached historic lows in the summer of 2017 before gradually increasing in the autumn as rising new issuance created a less favorable balance of supply and demand. (Prices and yields move in opposite directions.) Despite record issuance, tax-exempt yields declined in December 2017 in advance of the federal tax reform legislation changes. However, yields rose in the first part of 2018 in reaction to interest rate hikes by the U.S. Federal Reserve (Fed) and pronounced weakness in U.S. Treasuries. Although market volatility remained high and investors were somewhat hesitant due to expectations for higher interest rates, demand for municipal bonds stayed robust due in part to the stability in credit conditions. Yield spreads tightened in most sectors, with yields on lower quality bonds moving closer to those on higher quality issues due to the combination of insufficient supply and strong demand for bonds with relatively higher yields. Tobacco was once again among the best performing sectors, as its above-average yields fueled hearty investor demand.
Contributors and detractors
The Fund underperformed its benchmark due to an underweight in tobacco securitization debt and other lower quality bonds. Tobacco is one of the largest sector weightings in the Bloomberg Barclays High Yield Municipal Bond Index, but we retained an underweight in the space due to its elevated volatility. During times in which higher yielding assets are in demand, this aspect of our positioning can be a source of underperformance. We maintained some exposure to the sector to capture its attractive yields, but we did not increase the position due to elevated prices and our expectation that future defaults are likely.
The Fund’s exposure to distressed Puerto Rico debt also detracted from relative performance. The territory’s bonds came under heavy pressure in September 2017 following Hurricane Maria, as investors struggled to assess the financial impact of the disaster. While prices rebounded in 2018 as revised economic projections reflected a better-than-expected recovery, Puerto Rico debt nonetheless hurt performance for the full period due to its earlier losses. We took advantage of the rebound in prices to reduce the Fund’s position in the territory.
Two distressed credits suffered price declines and therefore detracted from the Fund’s 12-month results. Texas Pellets experienced problems with one of its facilities, leading to a lower potential recovery from its assets in bankruptcy. Annuvia, a Florida-based fertilizer producer, lost ground on expectations that weaker financial results would result in a debt restructuring.
On the positive side, the Fund was aided by having an underweight in short-maturity bonds, given that this market segment lagged longer term debt by a considerable margin. Positions in local general obligation bonds, particularly those issued by Chicago and the Chicago Public Schools, also performed well, as better fundamental news improved the market’s view of the issuers’ credit quality and led to tighter yield spreads. We slightly reduced the Fund’s position in Chicago bonds in order to capitalize on their healthy price performance. An overweight to certain high-yield sectors, including Continuing Care Retirement Communities (CCRCs), added value amid the outperformance for higher yielding issues.
A conservative approach to credit quality
The market’s overall credit quality remained stable at the end of the reporting period. Illinois appeared to be making some progress, as a political stalemate in the state ended with passage of an on-time budget for the first time in three years. This favorable development was reflected in market prices. The Fund had increased its allocation to the state in advance of the budget passage due to relatively compelling yields spreads and indications that a budget would be passed and allow the state to avoid downgrades to its credit rating.
4	Columbia High Yield Municipal Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
We maintained a strict buying discipline, especially among lower quality securities. As some of the Fund’s holdings were called away by issuers, we found some attractive replacements that allowed us to maintain a stable weighting in lower quality bonds. The Fund’s allocation to lower quality bonds remained below half of the portfolio throughout the period. We also took advantage of strong demand to pare back on our weightings in certain riskier issues where we believed current yields did not provide appropriate compensation for the risk.
We maintained a slightly longer duration (i.e., an interest-rate sensitivity above that of the benchmark) based on our view that we are nearing the end of the economic cycle and that deflationary factors may limit the magnitude of yield increases. We also maintained exposure to the long end of the yield curve. The Fed’s interest-rate policy tends to have a larger impact on the front end of the curve, which can lead to better returns for longer maturities.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia High Yield Municipal Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.30	1,020.69	4.29	4.28	0.85
Advisor Class	1,000.00	1,000.00	1,023.40	1,021.69	3.28	3.28	0.65
Class C	1,000.00	1,000.00	1,019.00	1,017.45	7.55	7.54	1.50
Institutional Class	1,000.00	1,000.00	1,023.40	1,021.69	3.28	3.28	0.65
Institutional 2 Class	1,000.00	1,000.00	1,023.40	1,021.94	3.03	3.02	0.60
Institutional 3 Class	1,000.00	1,000.00	1,022.80	1,022.19	2.77	2.77	0.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.3%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Indiana 0.3%
Indiana Finance Authority(a),(b)
Unrefunded Revenue Bonds
Lease Appropriation
Series 2009A-2 (JPMorgan Chase Bank)
02/01/2037	0.890%	2,600,000	2,600,000
New York 1.0%
City of New York(a),(b)
Unlimited General Obligation Notes
Subordinated Series 2013-D3 (JPMorgan Chase Bank)
08/01/2038	0.920%	2,650,000	2,650,000
New York City Transitional Finance Authority Future Tax Secured(a),(b)
Revenue Bonds
Subordinated Series 2015 (Royal Bank of Canada)
08/01/2041	0.900%	2,580,000	2,580,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	1.000%	2,325,000	2,325,000
Total			7,555,000
Total Floating Rate Notes (Cost $10,155,000)			10,155,000

Municipal Bonds 97.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 2.4%
Industrial Development Authority of the County of Pima (The)(c)
Revenue Bonds
American Leadership Academy Project
Series 2017
06/15/2047	5.000%	4,150,000	4,168,177
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	1,200,000	1,254,480
02/15/2046	5.000%	1,500,000	1,557,135
Maricopa County Industrial Development Authority(c)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	3,595,000	3,681,855
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maricopa County Pollution Control Corp.
Revenue Bonds
El Paso Electric Co. Project
Series 2009B
04/01/2040	7.250%	3,600,000	3,754,332
Surprise Municipal Property Corp.
Revenue Bonds
Series 2007
04/01/2032	4.900%	2,000,000	2,012,920
Tempe Industrial Development Authority(c)
Revenue Bonds
Mirabella at ASU Project
Series 2017A
10/01/2047	6.125%	1,400,000	1,462,006
Total			17,890,905
California 7.5%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2039	5.000%	900,000	1,007,262
California Municipal Finance Authority(c),(d),(e)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011 AMT
12/01/2032	0.000%	1,835,000	275,250
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2037	5.000%	1,250,000	1,382,950
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2044	5.250%	1,500,000	1,595,430
Revenue Bonds
American Baptist Homes West
Series 2010
10/01/2039	6.250%	2,750,000	2,891,597
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	5,000,000	5,448,900
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2034	5.000%	1,775,000	1,904,344
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	50,000	50,585
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	548,150
City of Santa Maria Water & Wastewater(f)
Refunding Revenue Bonds
Series 2012A
02/01/2025	0.000%	3,100,000	2,452,565
City of Upland
Prerefunded 01/01/21 Certificate of Participation
San Antonio Community Hospital
Series 2011
01/01/2041	6.500%	5,000,000	5,587,300
Compton Unified School District(f)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C
06/01/2025	0.000%	2,310,000	1,909,746
County of Sacramento Airport System
Revenue Bonds
Subordinated Series 2009D
07/01/2035	6.000%	2,500,000	2,508,925
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program
Revenue Bonds
Series 2012A
12/01/2025	3.500%	3,760,000	3,854,602
Empire Union School District(f)
Special Tax Bonds
Communities Facilities District No. 1987-1
Series 2002A (AMBAC)
10/01/2021	0.000%	1,665,000	1,541,574
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2043	6.500%	5,000,000	5,858,300
Hesperia Public Financing Authority
Tax Allocation Bonds
Redevelopment & Housing Projects
Series 2007A (SGI)
09/01/2027	5.500%	5,430,000	5,444,715
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	7,085,400
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	1,845,000	2,007,176
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2012
04/01/2042	5.000%	3,000,000	3,285,630
Total			56,640,401
Colorado 3.1%
Colliers Hill Metropolitan District No. 2
Limited General Obligation Bonds
Senior Bonds
Series 2017A
12/01/2047	6.500%	4,380,000	4,447,277
Colorado Health Facilities Authority
Refunding Revenue Bonds
NCMC, Inc. Project
Series 2016
05/15/2032	4.000%	3,535,000	3,729,460
Revenue Bonds
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2052	6.000%	5,000,000	5,148,100
Colorado International Center Metropolitan District No. 14
Limited General Obligation Refunding Bonds
Series 2018
12/01/2046	5.875%	1,000,000	1,046,560
Leyden Rock Metropolitan District No. 10
Limited General Obligation Bonds
Series 2016A
12/01/2045	5.000%	1,000,000	1,020,540
Palisade Metropolitan District No. 2
Limited General Obligation Bonds
Series 2016
12/01/2046	5.000%	1,500,000	1,516,560
Regional Transportation District
Certificate of Participation
Series 2014A
06/01/2039	5.000%	5,000,000	5,477,400
Sierra Ridge Metropolitan District No. 2
Senior Limited General Obligation Bonds
Series 2016A
12/01/2046	5.500%	1,500,000	1,539,465
Total			23,925,362

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut 0.8%
Connecticut State Health & Educational Facility Authority(c)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,815,678
Harbor Point Infrastructure Improvement District
Prerefunded 04/01/20 Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2039	7.875%	4,000,000	4,414,320
Total			6,229,998
Delaware 0.2%
Centerline Equity Issuer Trust(c),(d)
Secured AMT
05/14/2004
05/15/2019	6.300%	1,000,000	1,040,870
City of Wilmington(d)
Revenue Bonds
Housing-Electra Arms Senior Associates Project
Series 1998 AMT
06/01/2028	6.250%	555,000	555,305
Total			1,596,175
District of Columbia 0.7%
District of Columbia
Revenue Bonds
Ingleside Rock Creek Project
Series 2017
07/01/2052	5.000%	1,000,000	1,036,130
Metropolitan Washington Airports Authority(d)
Revenue Bonds
Airport System
Series 2012A AMT
10/01/2024	5.000%	4,000,000	4,421,240
Total			5,457,370
Florida 8.8%
Capital Trust Agency, Inc.(c)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	7.125%	2,000,000	2,113,200
City of Lakeland
Refunding Revenue Bonds
1st Mortgage-Carpenters Home Estates
Series 2008
01/01/2028	6.250%	675,000	686,070
01/01/2043	6.375%	2,250,000	2,283,323
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2040	5.000%	5,000,000	5,514,350
City of Orlando
Refunding Revenue Bonds
Senior Lien Tourist Development Tax
Series 2017 (AGM)
11/01/2037	5.000%	1,725,000	1,958,979
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	3,000,000	3,220,650
County of Miami-Dade(f)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	3,758,200
County of Miami-Dade
Subordinated Refunding Revenue Bonds
Series 2012B
10/01/2037	5.000%	1,530,000	1,666,155
County of Miami-Dade Aviation
Refunding Revenue Bonds
Series 2016
10/01/2030	5.000%	1,310,000	1,519,482
Florida Development Finance Corp.(c)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2044	6.000%	6,100,000	5,683,309
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	5,108,348
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School
Series 2010A
09/15/2040	6.000%	3,750,000	3,897,525
Series 2012A
06/15/2043	6.125%	4,500,000	4,697,640
Renaissance Charter School Projects
Series 2013A
06/15/2044	8.500%	5,000,000	5,748,250
Mid-Bay Bridge Authority
Prerefunded 10/01/21 Revenue Bonds
Series 2011A
10/01/2040	7.250%	4,000,000	4,646,880

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2042	5.125%	750,000	788,685
Orlando Health, Inc.
Series 2016A
10/01/2034	5.000%	2,000,000	2,253,400
Orange County Industrial Development Authority(c),(d),(e)
Revenue Bonds
VITAG Florida LLC Project
Series 2014 AMT
07/01/2036	0.000%	5,000,000	2,918,350
Palm Beach County Health Facilities Authority
Revenue Bonds
Sinai Residences Boca Raton
Series 2014
06/01/2049	7.500%	1,250,000	1,445,350
South Lake County Hospital District
Revenue Bonds
South Lake Hospital, Inc.
Series 2010A
04/01/2039	6.250%	2,000,000	2,061,440
St. Johns County Industrial Development Authority
Refunding Revenue Bonds
Bayview Project
Series 2007A
10/01/2041	5.250%	3,725,000	3,161,519
Westridge Community Development District(e)
Special Assessment Bonds
Series 2005
05/01/2037	0.000%	2,650,000	1,696,000
Total			66,827,105
Georgia 3.1%
DeKalb County Hospital Authority
Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2040	6.125%	4,500,000	4,807,485
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage
Series 2017A
12/01/2042	4.050%	3,000,000	3,093,030
Georgia State Road & Tollway Authority(c),(f)
Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	9,100,000	6,159,062
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	355,000	391,135
Rockdale County Development Authority(d)
Revenue Bonds
Visy Paper Project
Series 2007A AMT
01/01/2034	6.125%	5,000,000	5,000,000
Savannah Economic Development Authority
Refunding Revenue Bonds
Marshes Skidaway Island Project
Series 2013
01/01/2049	7.250%	3,500,000	3,967,915
Total			23,418,627
Hawaii 1.4%
State of Hawaii
Refunding Unlimited General Obligation Bonds
Series 2016FE
10/01/2027	5.000%	4,890,000	5,815,628
State of Hawaii Department of Budget & Finance
Prerefunded 11/15/19 Revenue Bonds
15 Craigside Project
Series 2009A
11/15/2044	9.000%	2,375,000	2,614,543
Revenue Bonds
Hawaii Pacific University
Series 2013A
07/01/2043	6.875%	1,800,000	1,898,388
Total			10,328,559
Idaho 0.6%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2049	8.125%	4,000,000	4,558,640
Illinois 12.4%
Chicago Board of Education(c)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,569,070
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,710,588

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,019,700
Series 2011A
12/01/2041	5.000%	1,110,000	1,112,109
Series 2012A
12/01/2042	5.000%	1,000,000	1,000,790
Series 2016B
12/01/2046	6.500%	1,500,000	1,705,245
Chicago Board of Education(g)
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
ASSURED GUARANTY MUNICIPAL CORP
12/01/2035	5.000%	500,000	557,015
Chicago O’Hare International Airport(d)
Revenue Bonds
TriPs Obligated Group
Series 2018 AMT
07/01/2048	5.000%	800,000	883,944
Chicago Park District
Limited General Obligation Bonds
Series 2015A
01/01/2040	5.000%	3,000,000	3,213,480
City of Chicago
Prerefunded 01/01/25 Revenue Bonds
Series 2002
01/01/2030	5.000%	1,000,000	1,159,890
Refunding Unlimited General Obligation Bonds
Series 2005D
01/01/2033	5.500%	1,000,000	1,072,790
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2040	5.000%	5,000,000	5,055,150
Series 2009C
01/01/2040	5.000%	2,500,000	2,509,050
Series 2015A
01/01/2039	5.500%	500,000	526,135
Series 2017A
01/01/2038	6.000%	5,235,000	5,895,395
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2033	5.250%	1,000,000	1,050,150
01/01/2036	5.000%	4,500,000	4,641,030
Series 2007F
01/01/2042	5.500%	1,000,000	1,059,830
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2035	5.000%	1,000,000	1,080,080
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	450,000	504,932
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	697,000	697,815
Illinois Finance Authority
Prerefunded 04/01/21 Revenue Bonds
CHF-Normal LLC-Illinois State University
Series 2011
04/01/2043	7.000%	3,450,000	3,910,161
Prerefunded 08/15/19 Revenue Bonds
Provena Health
Series 2009A
08/15/2034	7.750%	40,000	42,775
Refunding Revenue Bonds
DePaul University
Series 2016A
10/01/2034	4.000%	1,500,000	1,553,700
Unrefunded Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	1,190,000	1,258,615
Illinois Finance Authority(e)
Revenue Bonds
Leafs Hockey Club Project
Series 2007A
03/01/2037	0.000%	1,000,000	240,000
Illinois State Toll Highway Authority
Senior Revenue Bonds
Series 2016B
01/01/2037	5.000%	3,500,000	3,977,120
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project
Series 2010B-2
06/15/2050	5.000%	5,000,000	5,090,650
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,750,000	3,941,438

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Water Reclamation District of Greater Chicago
Green Unlimited General Obligation Bond
Series 2016E
12/01/2036	5.000%	2,225,000	2,501,367
Unlimited General Obligation Bonds
Green Bond
Series 2016E
12/01/2035	5.000%	1,620,000	1,826,339
Northern Illinois Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,075,600
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,576,450
Revenue Bonds
Series 2017
06/01/2027	5.000%	1,315,000	1,506,688
State of Illinois
Unlimited General Obligation Bonds
Series 2016
01/01/2041	5.000%	3,830,000	3,971,557
Series 2018A
05/01/2032	5.000%	2,500,000	2,646,100
05/01/2041	5.000%	3,910,000	4,090,212
Village of Hillside
Tax Allocation Bonds
Senior Lien-Mannheim Redevelopment Project
Series 2008
01/01/2028	7.000%	5,240,000	5,348,992
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	604,000	605,148
Total			94,187,100
Indiana 0.4%
Indiana Finance Authority
Revenue Bonds
BHI Senior Living
Series 2016A
11/15/2046	5.250%	2,500,000	2,725,825
Iowa 0.4%
Iowa Finance Authority(h)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	2,138,019	2,263,008
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Finance Authority(e)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
05/15/2056	0.000%	401,062	4,231
Iowa Student Loan Liquidity Corp.(d)
Revenue Bonds
Senior Series 2011A-2 AMT
12/01/2030	5.850%	900,000	934,929
Total			3,202,168
Kansas 1.3%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	5,173,440
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	4,570,000	4,564,196
Total			9,737,636
Kentucky 0.1%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	1,070,220
Louisiana 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	5,000,000	5,501,500
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	29,578
Refunding Revenue Bonds
Nineteenth Judicial District
Series 2015C (AGM)
06/01/2042	5.000%	1,000,000	1,097,510
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	2,075,000	2,318,252

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Public Facilities Authority(d)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013 AMT
07/01/2036	6.500%	4,810,000	5,345,546
New Orleans Aviation Board
Revenue Bonds
Consolidated Rental Car
Series 2009A
01/01/2040	6.500%	5,000,000	5,120,600
Total			19,412,986
Maryland 1.3%
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	6,000,000	6,794,040
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
University of Maryland Medical System
Series 2015
07/01/2034	5.000%	2,750,000	3,090,752
Total			9,884,792
Massachusetts 2.7%
Massachusetts Development Finance Agency
Prerefunded 07/01/20 Revenue Bonds
Foxborough Regional Charter School
Series 2010A
07/01/2042	7.000%	4,200,000	4,636,422
Refunding Revenue Bonds
1st Mortgage-VOA Concord
Series 2007
11/01/2041	5.200%	1,000,000	1,000,070
South Shore Hospital
Series 2016I
07/01/2036	4.000%	750,000	756,690
Massachusetts Development Finance Agency(c)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	2,111,220
Massachusetts Development Finance Agency(f)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	1,391,019	288,901
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B AMT
07/01/2046	4.250%	1,500,000	1,529,775
Series 2016J AMT
07/01/2033	3.500%	2,655,000	2,654,920
Revenue Bonds
Series 2008H (AGM) AMT
01/01/2030	6.350%	1,085,000	1,093,810
Series 2012J AMT
07/01/2021	5.000%	3,000,000	3,214,170
Massachusetts Educational Financing Authority(d),(g)
Refunding Revenue Bonds
Series 2018B AMT
07/01/2034	3.625%	3,135,000	3,146,788
Total			20,432,766
Michigan 3.2%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,375,000	1,477,506
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,445,000	1,554,329
Series 2011C
07/01/2041	5.000%	1,025,000	1,079,520
Kalamazoo Hospital Finance Authority
Refunding Revenue Bonds
Bronson Healthcare Group
Series 2016
05/15/2036	4.000%	7,000,000	7,162,750
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	4,580,000	4,638,945
Series 2014H1
10/01/2022	5.000%	1,075,000	1,164,128
Michigan Tobacco Settlement Finance Authority
Revenue Bonds
Senior Series 2007A
06/01/2034	6.000%	1,000,000	1,005,150
06/01/2048	6.000%	6,000,000	6,030,960
Total			24,113,288

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota 1.7%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	3,500,000	3,470,110
07/01/2050	6.125%	1,500,000	1,476,120
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	2,000,000	2,010,040
City of Eveleth
Refunding Revenue Bonds
Arrowhead Senior Living Community
Series 2007
10/01/2027	5.200%	1,810,000	1,756,533
Dakota County Community Development Agency
Revenue Bonds
Sanctuary at West St. Paul Project
Series 2015
08/01/2035	6.000%	2,235,000	2,242,755
Minneapolis/St. Paul Housing Finance Board(d)
Revenue Bonds
Mortgage-Backed Securities Program-Cityliving
Series 2006A-2 (GNMA / FNMA) AMT
12/01/2038	5.000%	1,513	1,515
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,250,000	2,023,335
Total			12,980,408
Mississippi 0.3%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	1,995,000	2,271,567
Series 1992B
04/01/2022	6.700%	230,000	261,057
Total			2,532,624
Missouri 2.7%
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project
Series 2010
11/01/2039	6.875%	5,000,000	5,043,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grundy County Industrial Development Authority
Revenue Bonds
Wright Memorial Hospital
Series 2009
09/01/2034	6.750%	2,250,000	2,308,612
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights
Series 2010A
05/15/2045	8.250%	4,500,000	5,030,730
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	4,500,000	4,783,680
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	3,161,010
Total			20,327,032
Montana 0.3%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2047	5.250%	2,200,000	2,307,162
Nebraska 1.3%
Central Plains Energy Project
Revenue Bonds
Project #3
Series 2012
09/01/2042	5.000%	5,000,000	5,468,250
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit
Series 2015
01/01/2028	5.000%	4,000,000	4,537,880
Total			10,006,130
Nevada 1.6%
City of Carson City
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	455,000	498,675
City of Sparks(c)
Tax Anticipation Revenue Bonds
Senior Sales
Series 2008A
06/15/2028	6.750%	5,000,000	5,004,300

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Nevada Department of Business & Industry(c),(d)
Revenue Bonds
Fulcrum Sierra Biofuels
Series 2017 AMT
12/15/2037	6.250%	2,000,000	2,175,020
State of Nevada Department of Business & Industry(c)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,614,418
Series 2018A
12/15/2048	5.000%	1,500,000	1,544,535
Total			11,836,948
New Hampshire 0.3%
New Hampshire Business Finance Authority(d)
Revenue Bonds
Pennichuck Water Works, Inc. Project
Series 1988 Escrowed to Maturity AMT
07/01/2018	7.500%	30,000	30,132
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	6.125%	2,500,000	2,659,900
Total			2,690,032
New Jersey 2.8%
City of Atlantic City
Unlimited General Obligation Refunding Bonds
Tax Appeal
Series 2013
12/01/2021	5.000%	2,500,000	2,438,350
12/01/2024	5.000%	2,095,000	2,029,573
12/01/2025	5.000%	450,000	436,604
12/01/2028	5.000%	270,000	258,306
Middlesex County Improvement Authority(e)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	13
Subordinated Revenue Bonds
Heldrich Center Hotel
Series 2005B
01/01/2025	0.000%	2,750,000	28,875
01/01/2037	0.000%	6,450,000	67,725
New Jersey Building Authority
Prerefunded 06/15/26 Revenue Bonds
Series 2016A
06/15/2030	4.000%	400,000	444,948
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority
Revenue Bonds
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	535,605
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	960,000	1,017,274
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	1,500,000	1,580,475
Series 2015WW
06/15/2040	5.250%	375,000	404,666
New Jersey Economic Development Authority(d)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A AMT
06/15/2043	5.125%	2,000,000	2,078,440
New Jersey Higher Education Student Assistance Authority(d)
Subordinated Revenue Bonds
Series 2013-1B AMT
12/01/2043	4.750%	5,000,000	5,244,950
New Jersey Transportation Trust Fund Authority
Revenue Bonds
Transportation Program
Series 2015AA
06/15/2045	5.000%	1,750,000	1,845,340
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B AMT
01/01/2048	5.000%	600,000	651,798
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	835,000	915,477
Subordinated Series 2018B
06/01/2046	5.000%	1,025,000	1,099,999
Total			21,078,418
New York 4.2%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,112,417
Build NYC Resource Corp.(c)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	765,000	737,552

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Taxable International Leadership
Series 2016
07/01/2021	5.000%	195,000	191,960
City of New York
Unlimited General Obligation Refunding Bonds
Series 2015C
08/01/2027	5.000%	4,000,000	4,612,400
Glen Cove Local Economic Assistance Corp.(h)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,095,325
Jefferson County Industrial Development Agency(c),(d)
Revenue Bonds
Green Bonds
Series 2014 AMT
01/01/2024	5.250%	1,620,000	1,541,705
Nassau County Tobacco Settlement Corp.(f)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	716,750
New York City Water & Sewer System
Refunding Revenue Bonds
2nd General Resolution
Series 2015FF
06/15/2027	5.000%	2,645,000	3,089,307
New York Transportation Development Corp.(d)
Refunding Revenue Bonds
American Airlines, Inc.
Series 2016 AMT
08/01/2026	5.000%	4,000,000	4,229,280
Revenue Bonds
Delta Air Lines, Inc. - LaGuardia Airport
Series 2018 AMT
01/01/2036	4.000%	1,000,000	1,010,290
LaGuardia Airport Terminal B Redevelopment Project
Series 2016 AMT
07/01/2046	4.000%	5,000,000	5,021,300
Port Authority of New York & New Jersey(d)
Revenue Bonds
5th Installment-Special Project
Series 1996-4 AMT
10/01/2019	6.750%	120,000	125,134
Town of Oyster Bay
Limited General Obligation Bonds
BAN Series 2016C
06/01/2018	4.000%	4,685,000	4,685,239
Total			32,168,659
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina 0.9%
Durham Housing Authority(d)
Revenue Bonds
Magnolia Pointe Apartments
Series 2005 AMT
02/01/2038	5.650%	3,004,372	3,109,344
North Carolina Medical Care Commission
Refunding Revenue Bonds
United Methodist Retirement Community
Series 2017
10/01/2047	5.000%	2,250,000	2,451,353
United Methodist Retirement Homes
Series 2016
10/01/2035	5.000%	1,000,000	1,102,160
Total			6,662,857
North Dakota 0.4%
City of Fargo
Revenue Bonds
Sanford Obligation Group
Series 2011
11/01/2031	6.250%	2,500,000	2,846,550
Ohio 2.1%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	6,000,000	5,999,820
County of Scioto
Refunding Revenue Bonds
Southern Ohio Medical Center
Series 2016
02/15/2034	5.000%	1,445,000	1,603,459
Lake County Port & Economic Development Authority(c)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	6.750%	3,000,000	3,233,010
Ohio Air Quality Development Authority(c),(d)
Revenue Bonds
Pratt Paper LLC Project
Series 2017 AMT
01/15/2048	4.500%	500,000	518,960
State of Ohio(d)
Revenue Bonds
Portsmouth Bypass Project
Series 2015 AMT
12/31/2039	5.000%	4,100,000	4,530,910
Total			15,886,159

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon 1.3%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	1,069,910
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	3,343,049
Oregon State Business Development Commission(c),(d)
Refunding Revenue Bonds
Red Rock Biofuels LLC
Series 2018 AMT
04/01/2031	6.500%	2,000,000	2,062,920
04/01/2031	11.500%	1,000,000	1,094,530
Warm Springs Reservation Confederated Tribe(i)
Revenue Bonds
Pelton Round Butte Tribal
Series 2009B
11/01/2033	6.375%	2,410,000	2,515,823
Total			10,086,232
Pennsylvania 6.9%
Allegheny County Higher Education Building Authority
Refunding Revenue Bonds
Duquesne University
Series 2016
03/01/2029	5.000%	1,030,000	1,179,752
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,393,215
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,525,875
Dauphin County Industrial Development Authority(d)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A AMT
06/01/2024	6.900%	3,200,000	3,909,216
Pennsylvania Economic Development Financing Authority(c)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	3,000,000	3,107,130
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2038	5.000%	1,650,000	1,810,529
06/30/2042	5.000%	3,700,000	4,043,730
Pennsylvania Economic Development Financing Authority
Revenue Bonds
Philadelphia Biosolids Facility
Series 2009
01/01/2032	6.250%	3,375,000	3,546,686
Pennsylvania Higher Educational Facilities Authority
Revenue Bonds
Shippensburg University
Series 2011
10/01/2043	6.250%	2,000,000	2,191,760
Pennsylvania Housing Finance Agency(d)
Revenue Bonds
Series 2013-115A AMT
10/01/2033	4.200%	4,460,000	4,604,013
Pennsylvania Turnpike Commission
Revenue Bonds
Series 2014C
12/01/2044	5.000%	3,000,000	3,312,420
Subordinated Refunding Revenue Bonds
Series 2015A-1
12/01/2028	5.000%	3,300,000	3,737,514
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Wesley Enhanced Living
Series 2017
07/01/2049	5.000%	2,250,000	2,386,327
Revenue Bonds
1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,870,000	2,111,323
Philadelphia Gas Works Co.
Refunding Revenue Bonds
1998 General Ordinance
14th Series 2016
10/01/2037	4.000%	500,000	510,645
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,807,733
Series 2017E (BAM)
12/01/2037	4.000%	1,000,000	1,015,810

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2015
06/01/2025	5.000%	8,000,000	8,964,880
Total			52,158,558
Puerto Rico 1.2%
Commonwealth of Puerto Rico(e),(i)
Unlimited General Obligation Bonds
Series 2014A
07/01/2035	0.000%	1,000,000	418,750
Unlimited General Obligation Refunding Bonds
Public Improvement
Series 2012A
07/01/2041	0.000%	2,000,000	815,000
Puerto Rico Electric Power Authority(e),(i)
Refunding Revenue Bonds
Series 2010ZZ
07/01/2025	0.000%	2,000,000	790,000
Revenue Bonds
Series 2013A
07/01/2043	0.000%	1,000,000	390,000
Puerto Rico Highways & Transportation Authority(e),(i)
Refunding Revenue Bonds
Series 2007N
07/01/2021	0.000%	760,000	152,000
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority(d),(i)
Revenue Bonds
Cogen Facilities AES Puerto Rico Project
Series 2000 AMT
06/01/2026	6.625%	5,820,000	5,208,900
Puerto Rico Sales Tax Financing Corp.(e),(i)
Revenue Bonds
Senior Lien
Series 2011C
08/01/2040	0.000%	1,885,000	1,333,638
Total			9,108,288
Rhode Island 0.6%
Rhode Island Student Loan Authority(d)
Refunding Revenue Bonds
Series 2018A AMT
12/01/2034	3.500%	2,250,000	2,276,640
Revenue Bonds
Series 2016A AMT
12/01/2027	3.125%	2,675,000	2,626,395
Total			4,903,035
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina 0.9%
South Carolina Jobs-Economic Development Authority
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	770,978
05/01/2048	5.125%	1,500,000	1,546,815
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,275,600
Total			6,593,393
Texas 7.8%
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	5,000,000	5,319,350
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Subordinated Revenue Bonds
Lien
Series 2011
01/01/2041	6.750%	5,000,000	5,571,700
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2015B
08/15/2037	5.000%	3,000,000	3,310,110
City of Houston Airport System(d)
Refunding Revenue Bonds
Special Facilities - United Airlines
Series 2011A AMT
07/15/2038	6.625%	4,000,000	4,405,280
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	5,500,000	5,685,900
Deaf Smith County Hospital District
Limited General Obligation Refunding Bonds
Series 2017
03/01/2040	4.000%	1,825,000	1,822,281
Prerefunded 03/01/20 Limited General Obligation Bonds
Series 2010A
03/01/2040	6.500%	4,000,000	4,302,160
Mission Economic Development Corp.(d)
Revenue Bonds
Dallas Clean Energy McCommas
Series 2011 AMT
12/01/2024	6.875%	4,710,000	4,714,239

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2046	5.000%	2,300,000	2,455,687
Collegiate Housing Island Campus
Series 2017
04/01/2037	5.000%	1,000,000	1,095,480
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	837,700
Series 2015A
07/01/2047	5.000%	1,000,000	829,890
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2047	5.125%	2,085,000	2,088,190
Pharr Higher Education Finance Authority
Prerefunded 08/15/19 Revenue Bonds
IDEA Public Schools
Series 2009
08/15/2039	6.500%	530,000	558,641
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	1,003,260
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,325,940
Sanger Industrial Development Corp.(c),(d),(e)
Revenue Bonds
Texas Pellets Project
Series 2012B AMT
07/01/2038	0.000%	4,950,000	1,188,000
Tarrant County Cultural Education Facilities Finance Corp.
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2052	6.750%	3,500,000	3,899,980
CC Young Memorial Home
Series 2009A
02/15/2038	8.000%	4,000,000	4,246,800
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Senior Lien - Blueridge Transportation
Series 2016 AMT
12/31/2055	5.000%	3,515,000	3,792,685
Total			59,453,273
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.3%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A AMT
07/01/2037	5.000%	2,000,000	2,266,400
Virgin Islands, U.S. 0.4%
Virgin Islands Public Finance Authority(i)
Revenue Bonds
Matching Fund Loan Notes
Series 2012A
10/01/2022	4.000%	900,000	868,500
Virgin Islands Water & Power Authority - Electric System(i)
Refunding Revenue Bonds
Series 2012A
07/01/2021	4.000%	2,170,000	1,871,625
Total			2,740,125
Virginia 2.3%
Alexandria Industrial Development Authority
Refunding Revenue Bonds
Goodwin House, Inc.
Series 2015
10/01/2050	5.000%	2,275,000	2,495,243
City of Chesapeake Expressway Toll Road(f)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	0.000%	7,530,000	6,445,604
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2036	6.875%	2,500,000	2,722,675
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007-B1
06/01/2047	5.000%	5,000,000	4,999,900
Virginia Small Business Financing Authority(d)
Revenue Bonds
Transform 66 P3 Project
Series 2017 AMT
12/31/2056	5.000%	700,000	765,618
Total			17,429,040
Washington 3.3%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2042	5.500%	2,150,000	2,202,826

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
May 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,285,741
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,259,725
12/01/2045	6.250%	2,500,000	2,535,750
Port of Seattle Industrial Development Corp.(d)
Refunding Revenue Bonds
Special Facilities Delta Air Lines, Inc.
Series 2012 AMT
04/01/2030	5.000%	2,500,000	2,730,000
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65
Series 2013
04/01/2043	5.750%	1,710,000	1,715,917
Washington State Housing Finance Commission(c)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2051	5.000%	2,150,000	2,210,307
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	5,000,000	5,449,550
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	3,600,000	3,838,968
Total			25,228,784
Wisconsin 1.2%
Public Finance Authority(d)
Refunding Revenue Bonds
Celanese Project
Series 2016C AMT
11/01/2030	4.300%	2,000,000	2,080,180
Waste Management, Inc. Project
Series 2016 AMT
05/01/2027	2.875%	630,000	616,625
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods At Marylhurst
Series 2017
05/15/2052	5.250%	2,300,000	2,506,310
Public Finance Authority
Revenue Bonds
FFAH North Carolina and Missouri Portfolio
Series 2015A
12/01/2050	5.150%	3,220,000	3,404,281
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	750,000	777,742
Total			9,385,138
Total Municipal Bonds (Cost $723,661,556)			742,315,168

Municipal Preferred Stocks 0.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 0.2%
Munimae TE Bond Subsidiary LLC(c),(d)
AMT
06/30/2049	5.800%	1,000,000	1,047,320
Total Municipal Preferred Stocks (Cost $1,000,000)			1,047,320

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.050%(j)	267,550	267,550
Total Money Market Funds (Cost $267,535)		267,550
Total Investments in Securities (Cost $735,084,091)		753,785,038
Other Assets & Liabilities, Net		5,565,549
Net Assets		$759,350,587

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of May 31, 2018.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2018, the value of these securities amounted to $78,422,112, which represents 10.33% of net assets.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2018, the value of these securities amounted to $10,317,832, which represents 1.36% of net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2018.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2018, the value of these securities amounted to $14,364,236, which represents 1.89% of net assets.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
SGI	Syncora Guarantee, Inc.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	21

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	10,155,000	—	10,155,000
Municipal Bonds	—	742,315,168	—	742,315,168
Municipal Preferred Stocks	—	1,047,320	—	1,047,320
Money Market Funds	267,550	—	—	267,550
Total Investments in Securities	267,550	753,517,488	—	753,785,038
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $735,084,091)	$753,785,038
Cash	4,643
Receivable for:
Investments sold	552,225
Capital shares sold	2,290,964
Interest	12,202,558
Expense reimbursement due from Investment Manager	640
Prepaid expenses	525
Trustees’ deferred compensation plan	110,547
Total assets	768,947,140
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	3,646,959
Capital shares purchased	2,545,545
Distributions to shareholders	3,165,669
Management services fees	11,205
Distribution and/or service fees	1,877
Transfer agent fees	64,683
Compensation of board members	1,536
Compensation of chief compliance officer	49
Other expenses	48,483
Trustees’ deferred compensation plan	110,547
Total liabilities	9,596,553
Net assets applicable to outstanding capital stock	$759,350,587
Represented by
Paid in capital	751,192,963
Undistributed net investment income	4,911,592
Accumulated net realized loss	(15,454,915)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	18,700,947
Total - representing net assets applicable to outstanding capital stock	$759,350,587
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	23

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$132,807,071
Shares outstanding	12,579,594
Net asset value per share	$10.56
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.89
Advisor Class
Net assets	$4,751,874
Shares outstanding	449,596
Net asset value per share	$10.57
Class C
Net assets	$49,519,325
Shares outstanding	4,690,860
Net asset value per share	$10.56
Institutional Class
Net assets	$562,971,733
Shares outstanding	53,317,526
Net asset value per share	$10.56
Institutional 2 Class
Net assets	$7,767,388
Shares outstanding	736,038
Net asset value per share	$10.55
Institutional 3 Class
Net assets	$1,533,196
Shares outstanding	144,863
Net asset value per share	$10.58
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$7,250
Interest	37,844,359
Total income	37,851,609
Expenses:
Management services fees	4,167,839
Distribution and/or service fees
Class A	266,234
Class B	59
Class C	481,770
Transfer agent fees
Class A	146,137
Advisor Class	3,920
Class B	8
Class C	55,710
Institutional Class	638,008
Institutional 2 Class	3,445
Institutional 3 Class	124
Compensation of board members	28,626
Custodian fees	7,058
Printing and postage fees	34,247
Registration fees	103,058
Audit fees	34,333
Legal fees	17,598
Compensation of chief compliance officer	305
Other	40,257
Total expenses	6,028,736
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(278,084)
Fees waived by distributor
Class C	(50,713)
Expense reduction	(500)
Total net expenses	5,699,439
Net investment income	32,152,170
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,838,081)
Net realized loss	(6,838,081)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,446,480
Net change in unrealized appreciation (depreciation)	3,446,480
Net realized and unrealized loss	(3,391,601)
Net increase in net assets resulting from operations	$28,760,569
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	25

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017 (a)
Operations
Net investment income	$32,152,170	$37,662,277
Net realized gain (loss)	(6,838,081)	12,190,282
Net change in unrealized appreciation (depreciation)	3,446,480	(36,848,714)
Net increase in net assets resulting from operations	28,760,569	13,003,845
Distributions to shareholders
Net investment income
Class A	(5,814,348)	(7,144,448)
Advisor Class	(163,776)	(132,031)
Class B	(188)	(9,935)
Class C	(1,880,925)	(2,101,735)
Institutional Class	(26,465,653)	(27,718,517)
Institutional 2 Class	(265,246)	(278,018)
Institutional 3 Class	(38,928)	(113)
Total distributions to shareholders	(34,629,064)	(37,384,797)
Decrease in net assets from capital stock activity	(30,779,418)	(115,592,097)
Total decrease in net assets	(36,647,913)	(139,973,049)
Net assets at beginning of year	795,998,500	935,971,549
Net assets at end of year	$759,350,587	$795,998,500
Undistributed net investment income	$4,911,592	$6,816,423

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,437,330	36,404,520	7,141,734	77,197,323
Distributions reinvested	498,090	5,267,391	609,542	6,525,871
Redemptions	(3,663,136)	(38,743,361)	(12,895,312)	(137,266,743)
Net increase (decrease)	272,284	2,928,550	(5,144,036)	(53,543,549)
Advisor Class
Subscriptions	318,386	3,365,423	295,285	3,139,850
Distributions reinvested	15,357	162,550	12,261	131,508
Redemptions	(236,518)	(2,507,657)	(377,210)	(4,084,029)
Net increase (decrease)	97,225	1,020,316	(69,664)	(812,671)
Class B
Subscriptions	—	—	766	7,992
Distributions reinvested	8	83	387	4,129
Redemptions	(4,109)	(43,876)	(32,050)	(335,495)
Net decrease	(4,101)	(43,793)	(30,897)	(323,374)
Class C
Subscriptions	800,087	8,473,818	1,438,687	15,542,781
Distributions reinvested	165,309	1,748,215	176,746	1,889,047
Redemptions	(1,142,156)	(12,102,307)	(2,265,388)	(23,902,758)
Net decrease	(176,760)	(1,880,274)	(649,955)	(6,470,930)
Institutional Class
Subscriptions	8,935,977	94,656,299	12,434,645	131,835,129
Distributions reinvested	931,235	9,848,777	782,350	8,357,752
Redemptions	(13,323,863)	(141,178,075)	(18,139,822)	(192,310,119)
Net decrease	(3,456,651)	(36,672,999)	(4,922,827)	(52,117,238)
Institutional 2 Class
Subscriptions	409,740	4,328,687	272,005	2,873,560
Distributions reinvested	25,060	264,748	25,872	277,546
Redemptions	(213,167)	(2,255,220)	(510,619)	(5,485,441)
Net increase (decrease)	221,633	2,338,215	(212,742)	(2,334,335)
Institutional 3 Class
Subscriptions	158,527	1,685,515	954	10,000
Distributions reinvested	3,637	38,455	—	—
Redemptions	(18,255)	(193,403)	—	—
Net increase	143,909	1,530,567	954	10,000
Total net decrease	(2,902,461)	(30,779,418)	(11,029,167)	(115,592,097)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$10.64	0.43	(0.05)	0.38	(0.46)	(0.46)
Year Ended 5/31/2017	$10.90	0.45	(0.26)	0.19	(0.45)	(0.45)
Year Ended 5/31/2016	$10.71	0.47	0.19	0.66	(0.47)	(0.47)
Year Ended 5/31/2015	$10.56	0.47	0.15	0.62	(0.47)	(0.47)
Year Ended 5/31/2014	$10.72	0.49	(0.16)	0.33	(0.49)	(0.49)
Advisor Class
Year Ended 5/31/2018	$10.65	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.92	0.47	(0.27)	0.20	(0.47)	(0.47)
Year Ended 5/31/2016	$10.72	0.49	0.20	0.69	(0.49)	(0.49)
Year Ended 5/31/2015	$10.57	0.49	0.15	0.64	(0.49)	(0.49)
Year Ended 5/31/2014	$10.73	0.52	(0.18)	0.34	(0.50)	(0.50)
Class C
Year Ended 5/31/2018	$10.64	0.36	(0.05)	0.31	(0.39)	(0.39)
Year Ended 5/31/2017	$10.90	0.38	(0.26)	0.12	(0.38)	(0.38)
Year Ended 5/31/2016	$10.71	0.40	0.19	0.59	(0.40)	(0.40)
Year Ended 5/31/2015	$10.56	0.40	0.15	0.55	(0.40)	(0.40)
Year Ended 5/31/2014	$10.72	0.43	(0.16)	0.27	(0.43)	(0.43)
Institutional Class
Year Ended 5/31/2018	$10.64	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.90	0.47	(0.26)	0.21	(0.47)	(0.47)
Year Ended 5/31/2016	$10.71	0.49	0.19	0.68	(0.49)	(0.49)
Year Ended 5/31/2015	$10.56	0.49	0.15	0.64	(0.49)	(0.49)
Year Ended 5/31/2014	$10.72	0.51	(0.16)	0.35	(0.51)	(0.51)
Institutional 2 Class
Year Ended 5/31/2018	$10.63	0.45	(0.04)	0.41	(0.49)	(0.49)
Year Ended 5/31/2017	$10.90	0.48	(0.27)	0.21	(0.48)	(0.48)
Year Ended 5/31/2016	$10.70	0.50	0.20	0.70	(0.50)	(0.50)
Year Ended 5/31/2015	$10.55	0.50	0.15	0.65	(0.50)	(0.50)
Year Ended 5/31/2014	$10.71	0.52	(0.17)	0.35	(0.51)	(0.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$10.56	3.68%	0.88%	0.85% (c)	4.04%	16%	$132,807
Year Ended 5/31/2017	$10.64	1.81%	0.90% (d)	0.84% (c),(d)	4.21%	21%	$130,917
Year Ended 5/31/2016	$10.90	6.27%	0.95%	0.86% (c)	4.33%	10%	$190,262
Year Ended 5/31/2015	$10.71	5.97%	0.95%	0.86% (c)	4.44%	7%	$150,483
Year Ended 5/31/2014	$10.56	3.35%	0.95%	0.86% (c)	4.87%	12%	$123,890
Advisor Class
Year Ended 5/31/2018	$10.57	3.89%	0.68%	0.65% (c)	4.24%	16%	$4,752
Year Ended 5/31/2017	$10.65	1.92%	0.71% (d)	0.64% (c),(d)	4.41%	21%	$3,753
Year Ended 5/31/2016	$10.92	6.58%	0.75%	0.66% (c)	4.52%	10%	$4,607
Year Ended 5/31/2015	$10.72	6.18%	0.76%	0.66% (c)	4.65%	7%	$4,218
Year Ended 5/31/2014	$10.57	3.53%	0.76%	0.65% (c)	5.09%	12%	$2,476
Class C
Year Ended 5/31/2018	$10.56	3.01%	1.63%	1.50% (c)	3.39%	16%	$49,519
Year Ended 5/31/2017	$10.64	1.15%	1.65% (d)	1.48% (c),(d)	3.58%	21%	$51,775
Year Ended 5/31/2016	$10.90	5.58%	1.70%	1.51% (c)	3.67%	10%	$60,144
Year Ended 5/31/2015	$10.71	5.31%	1.70%	1.49% (c)	3.79%	7%	$32,575
Year Ended 5/31/2014	$10.56	2.73%	1.70%	1.46% (c)	4.26%	12%	$19,946
Institutional Class
Year Ended 5/31/2018	$10.56	3.88%	0.68%	0.65% (c)	4.24%	16%	$562,972
Year Ended 5/31/2017	$10.64	2.01%	0.70% (d)	0.64% (c),(d)	4.43%	21%	$604,031
Year Ended 5/31/2016	$10.90	6.48%	0.75%	0.66% (c)	4.55%	10%	$672,655
Year Ended 5/31/2015	$10.71	6.19%	0.75%	0.66% (c)	4.64%	7%	$665,442
Year Ended 5/31/2014	$10.56	3.56%	0.75%	0.67% (c)	5.07%	12%	$605,931
Institutional 2 Class
Year Ended 5/31/2018	$10.55	3.92%	0.63%	0.59%	4.30%	16%	$7,767
Year Ended 5/31/2017	$10.63	2.00%	0.61% (d)	0.56% (d)	4.48%	21%	$5,469
Year Ended 5/31/2016	$10.90	6.67%	0.62%	0.57%	4.62%	10%	$7,922
Year Ended 5/31/2015	$10.70	6.27%	0.61%	0.58%	4.67%	7%	$3,893
Year Ended 5/31/2014	$10.55	3.64%	0.63%	0.57%	5.21%	12%	$7,807
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2018	$10.66	0.46	(0.04)	0.42	(0.50)	(0.50)
Year Ended 5/31/2017(e)	$10.48	0.12	0.18 (f)	0.30	(0.12)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
05/31/2017	0.02%	0.02%	0.03%	0.02%	0.02%

(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia High Yield Municipal Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2018	$10.58	3.99%	0.59%	0.55%	4.41%	16%	$1,533
Year Ended 5/31/2017(e)	$10.66	2.86%	0.61% (g)	0.53% (g)	4.62% (g)	21%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2018	31

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
32	Columbia High Yield Municipal Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia High Yield Municipal Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
May 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 0.54% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
34	Columbia High Yield Municipal Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class B	0.02 (a)
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.02

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $500.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia High Yield Municipal Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
May 31, 2018
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	142,353
Class C	3,141
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	0.86%	0.86%
Advisor Class	0.66	0.66
Class C	1.61	1.61
Institutional Class	0.66	0.66
Institutional 2 Class	0.60	0.58
Institutional 3 Class	0.56	0.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
36	Columbia High Yield Municipal Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
572,063	35,151,875	(35,723,938)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018				Year Ended May 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
246,457	34,382,607	—	34,629,064	656,347	36,728,450	—	37,384,797
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	15,538,563	—	(15,429,539)	11,324,815
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
742,460,222	34,788,938	(23,464,123)	11,324,815
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
4,244,605	1,661,297	9,523,637	15,429,539	—	35,721,468	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia High Yield Municipal Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
May 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $124,149,984 and $157,042,142, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
38	Columbia High Yield Municipal Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At May 31, 2018, one unaffiliated shareholder of record owned 43.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia High Yield Municipal Fund | Annual Report 2018	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Municipal Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia High Yield Municipal Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
99.29%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
Columbia High Yield Municipal Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
42	Columbia High Yield Municipal Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia High Yield Municipal Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia High Yield Municipal Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia High Yield Municipal Fund | Annual Report 2018	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
46	Columbia High Yield Municipal Fund | Annual Report 2018

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Columbia High Yield Municipal Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN161_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Adaptive Risk Allocation Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Adaptive Risk Allocation Fund   |  Annual Report 2018

Columbia Adaptive Risk Allocation Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Adaptive Risk Allocation Fund (the Fund) pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since May 2018
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	06/19/12	7.07	4.93	4.85
	Including sales charges		0.92	3.71	3.81
Advisor Class*		10/01/14	7.26	5.14	5.02
Class C	Excluding sales charges	06/19/12	6.19	4.14	4.05
	Including sales charges		5.21	4.14	4.05
Institutional Class		06/19/12	7.26	5.20	5.11
Institutional 2 Class		06/19/12	7.24	5.27	5.16
Institutional 3 Class*		10/01/14	7.29	5.21	5.07
Class R		06/19/12	6.75	4.68	4.59
Class T	Excluding sales charges	06/19/12	6.97	4.95	4.86
	Including sales charges		4.28	4.42	4.41
Modified Blended Benchmark			7.76	5.93	6.92
New Blended Benchmark			7.36	7.28	8.59
FTSE Three Month U.S. Treasury Bill Index			1.24	0.37	0.32
Former Blended Benchmark			8.16	6.06	7.08
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Effective January 1, 2018, the Fund compares its performance to that of a blended benchmark consisting of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Barclays Global Aggregate Bond Hedged Index (the New Blended Benchmark). In addition, on the same date, the blended benchmark consisting of 60% MSCI ACWI All Cap Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index (the Former Blended Benchmark) was modified to a blended benchmark consisting of 60% MSCI ACWI (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index (the Modified Blended Benchmark). The Fund continues to compare its performance to that of the FTSE Three-Month U.S. Treasury Bill Index. The Fund’s investment manager recommended these changes because the new benchmarks provide a more complete comparison with how the Fund is managed.
The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI All Cap Index (Net) captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries. The Bloomberg Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets. The MSCI ACWI (Net) Hedged DM Currencies Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for
2	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Fund at a Glance   (continued)
the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The Bloomberg Barclays Global Aggregate Bond Index Hedged is an unmanaged index that is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.
The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), MSCI ACWI Index (Net) and MSCI ACWI Index (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (June 19, 2012 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2018)
Alternative Strategies Funds	13.5
Common Stocks	10.6
Exchange-Traded Funds	1.5
Foreign Government Obligations	8.4
Inflation-Indexed Bonds	12.1
Money Market Funds(a)	43.0
Residential Mortgage-Backed Securities - Agency	4.6
U.S. Treasury Obligations	6.3
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $1,364.9 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at May 31, 2018)
Equity Assets	61.7%
Inflation-Hedging Assets	26.5%
Spread Assets	33.7%
Interest Rate Assets	37.2%
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

Columbia Adaptive Risk Allocation Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned 7.07% excluding sales charges. While posting solid absolute gains, the Fund underperformed its New Blended Benchmark, which returned 7.36% for the same time period. During the same 12 months, the Modified Blended Benchmark returned 7.76% and the Former Blended Benchmark returned 8.16% over the same period. To compare, the FTSE Three-Month U.S. Treasury Bill Index returned 1.24% during the 12-month period. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets.
During the period, MSCI ACWI Index (Net) Hedged to DM Currencies returned 11.54%, and the Bloomberg Barclays Global Aggregate Bond Hedged Index returned 1.18%. The MSCI ACWI Index returned 11.84%, the MSCI ACWI All Cap Index returned 12.53%, and the Bloomberg Barclays Global Aggregate Bond Index returned 1.72% for the same period.
Market state policy implementation and tactical positioning drove results
The Fund uses a global risk allocation strategy and takes a flexible approach to allocating portfolio risk across multiple asset classes including: equity securities, inflation hedging assets, and fixed-income securities (generally consisting of fixed-income securities issued by governments, which are referred to as interest rate assets, and other fixed-income securities, which are referred to as spread assets). The Fund employs a market state classification process, based on multiple market-based indicators, to identify four distinct market environments and creates a policy or benchmark portfolio with a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. While a global risk-balanced portfolio is what we expect the Fund to be in most often, other market states represent conditions when risk balancing may be less than ideal, and the portfolio can deviate from balance to improve risk-adjusted return potential for that environment. This could be to protect capital in a weakening market or to more fully participate when market conditions are considered favorable. Once a policy portfolio is established, the Fund then employs a tactical overlay process driven by the Columbia Global Asset Allocation Team’s Investment Strategy Outlook. During the 12-month period ended May 31, 2018, changes to the Fund’s risk allocation using this market state classification process added value relative to maintaining a static neutral state, however, the Fund underperformed the New Blended Benchmark due to diversifying the portfolio with out-of-benchmark positions that lagged the New Blended Benchmark during these months.
The Fund’s absolute returns were strong during the period, and our tactical positioning overall was a modest contributor to the Fund’s relative performance during the period. Of the broad global asset classes to which the Fund allocates, its exposure to global equities contributed most positively, as global equity markets have responded favorably to a persistent pro-growth sentiment since the U.S. presidential election. Additionally, the Fund’s allocations to commodities and to spread assets — primarily investment-grade corporate bonds, high-yield bonds, mortgage-backed securities and emerging market debt, significantly boosted relative results. Exposure to inflation hedging assets as a whole also added value, albeit modestly so. The Fund’s allocation to global government fixed-income securities detracted from the Fund’s performance, as interest rates rose during the period.
Global positioning reflected changing market conditions
The Fund uses an adaptive approach to re-allocate portfolio risk exposures as market conditions change in an effort to improve risk-adjusted returns. We believe no single portfolio is appropriate for all market environments and have identified four distinct market states — highly bullish, bullish, neutral and capital preservation, but we expect the Fund to be in the neutral market state the majority of the time. The Fund made several deviations from the neutral market state during the period, moving into the capital preservation market state to start the period and subsequently toggling between the neutral and more aggressive bullish and highly bullish market states when market-based indicators became more positive. From a risk allocation perspective, the Fund in the neutral state was approximately 50% of the portfolio’s risk allocation in equities, with the remaining 50% of the portfolio’s risk allocation divided among the other three asset classes. In the months when the Fund was in a bullish or highly bullish market state, the Fund increased risk exposure to equities and decreased exposure to interest rates. With these changes, the Fund’s portfolio turnover rate for the 12-month period was 210%.
At the end of the period, we favored a modestly overweight stance toward equities, given the tactical view that the upside opportunities for stocks, particularly U.S. stocks, seemed to more than offset the downside risks. The positive equity environment we observed was supported by both qualitative and quantitative indicators that favored greater exposure to risk assets. The well-known aphorism “sell in May and go away” aside, we believed at the end of the period that volatility could
4	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
continue to contract from early 2018 highs and that there may still be room to be rewarded for holding riskier assets during the second half of 2018. In our view, economic data have been rather resilient, with strong employment statistics on multiple fronts, healthy first quarter corporate earnings and improved expectations for forward earnings. Valuations at the end of May 2018 were not cheap by long-term metrics, but we felt they had become relatively inexpensive with more earnings growth than price appreciation in the last months of the annual period. All of these factors supported our moderate equity overweight thesis. Dovetailing with the constructive fundamental environment, the Fund shifted to a bullish market state at the end of May 2018 for the first time since November 2017. Also, consistent with such a view, the Fund moved at the end of the period to a risk allocation that de-emphasizes government bonds.
Derivatives usage
During the period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund’s assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund’s risk allocation framework. On a stand-alone basis, these derivatives had an overall positive impact on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater effect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.20	1,020.04	4.93	4.94	0.98
Advisor Class	1,000.00	1,000.00	1,018.50	1,021.29	3.67	3.68	0.73
Class C	1,000.00	1,000.00	1,013.00	1,016.31	8.68	8.70	1.73
Institutional Class	1,000.00	1,000.00	1,018.50	1,021.29	3.67	3.68	0.73
Institutional 2 Class	1,000.00	1,000.00	1,017.40	1,021.24	3.72	3.73	0.74
Institutional 3 Class	1,000.00	1,000.00	1,018.10	1,021.49	3.47	3.48	0.69
Class R	1,000.00	1,000.00	1,015.50	1,018.85	6.13	6.14	1.22
Class T	1,000.00	1,000.00	1,016.30	1,020.09	4.88	4.89	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 14.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	72,539,944	428,711,071
Total Alternative Strategies Funds (Cost $403,777,390)		428,711,071

Common Stocks 11.0%
Issuer	Shares	Value ($)
Real Estate 11.0%
Equity Real Estate Investment Trusts (REITS) 11.0%
Alexandria Real Estate Equities, Inc.	124,816	15,592,015
American Homes 4 Rent, Class A	719,983	14,342,061
American Tower Corp.	25,412	3,516,258
AvalonBay Communities, Inc.	73,504	12,167,852
Coresite Realty Corp.	69,164	7,342,450
Corporate Office Properties Trust	275,540	7,687,566
Crown Castle International Corp.	51,364	5,349,561
CubeSmart	282,995	8,631,347
DDR Corp.	173,266	2,631,911
Digital Realty Trust, Inc.	184,696	19,851,126
Duke Realty Corp.	285,889	8,039,199
Equinix, Inc.	27,738	11,007,825
Equity LifeStyle Properties, Inc.	207,422	18,854,660
Equity Residential	101,533	6,497,097
Essex Property Trust, Inc.	72,109	17,236,214
Extra Space Storage, Inc.	89,147	8,580,399
First Industrial Realty Trust, Inc.	331,503	10,916,394
Four Corners Property Trust, Inc.	290,217	6,643,067
Getty Realty Corp.	73,250	1,912,557
GGP, Inc.	253,446	5,139,885
Healthcare Trust of America, Inc., Class A	260,469	6,683,634
Highwoods Properties, Inc.	251,712	12,039,385
Host Hotels & Resorts, Inc.	477,725	10,333,192
Invitation Homes, Inc.	689,367	15,172,968
Macerich Co. (The)	57,701	3,209,907
Mack-Cali Realty Corp.	403,299	7,973,221
Outfront Media, Inc.	113,539	2,252,614
Pebblebrook Hotel Trust	109,991	4,489,833
ProLogis, Inc.	248,211	15,972,378
Common Stocks (continued)
Issuer	Shares	Value ($)
Simon Property Group, Inc.	164,152	26,300,433
SL Green Realty Corp.	173,201	16,890,561
Sun Communities, Inc.	74,654	7,217,549
Sunstone Hotel Investors, Inc.	330,986	5,755,847
Ventas, Inc.	177,938	9,726,091
Total		335,957,057
Total Real Estate		335,957,057
Total Common Stocks (Cost $339,913,587)		335,957,057

Exchange-Traded Funds 1.5%
	Shares	Value ($)
iShares MSCI Canada ETF	1,614,568	46,402,684
Total Exchange-Traded Funds (Cost $46,655,445)		46,402,684

Foreign Government Obligations(b),(c) 8.7%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 0.9%
Republic of Austria Government Bond(d)
11/22/2022	3.400%	EUR	19,300,000	26,196,056
Belgium 0.8%
Kingdom of Belgium Government Bond(d)
06/22/2024	2.600%	EUR	8,737,000	11,737,392
06/22/2027	0.800%	EUR	11,400,000	13,549,500
Total				25,286,892
France 0.8%
French Republic Government Bond OAT(d)
05/25/2045	3.250%	EUR	8,232,464	13,387,206
05/25/2048	2.000%	EUR	7,670,000	9,838,648
Total				23,225,854
Italy 0.6%
Italy Buoni Poliennali Del Tesoro(d)
09/01/2046	3.250%	EUR	8,274,000	9,839,811
03/01/2047	2.700%	EUR	8,208,000	8,700,819
Total				18,540,630
Japan 1.8%
Japan Government 20-Year Bond
06/20/2032	1.500%	JPY	23,300,000	252,068
09/20/2037	0.600%	JPY	1,451,000,000	13,614,151
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
May 31, 2018
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan Government 30-Year Bond
03/20/2037	2.400%	JPY	288,250,000	3,573,214
03/20/2047	0.800%	JPY	1,409,900,000	13,291,591
06/20/2047	0.800%	JPY	337,300,000	3,176,660
09/20/2047	0.800%	JPY	1,565,000,000	14,714,596
03/20/2048	0.800%	JPY	625,650,000	5,871,333
Total				54,493,613
Mexico 0.3%
Mexican Bonos
06/10/2021	6.500%	MXN	201,310,000	9,759,018
Netherlands 1.8%
Netherlands Government Bond(d)
07/15/2027	0.750%	EUR	46,085,000	55,467,668
Poland 0.0%
Republic of Poland Government Bond
07/25/2026	2.500%	PLN	4,247,000	1,097,997
Portugal 0.0%
Portugal Obrigacoes do Tesouro OT(d)
10/15/2025	2.875%	EUR	425,000	547,795
Spain 1.6%
Spain Government Bond(d)
01/31/2022	5.850%	EUR	8,716,000	12,247,539
10/31/2024	2.750%	EUR	28,254,000	36,881,826
Total				49,129,365
United Kingdom 0.1%
United Kingdom Gilt(d)
01/22/2045	3.500%	GBP	832,133	1,527,228
Total Foreign Government Obligations (Cost $267,658,683)				265,272,116

Inflation-Indexed Bonds(b) 12.5%

Australia 0.3%
Australia Government Bond(d)
08/21/2035	2.000%	AUD	9,017,358	7,940,145
France 1.5%
France Government Bond OAT(d)
07/25/2032	3.150%	EUR	4,383,971	8,000,475
French Republic Government Bond OAT(d)
07/25/2024	0.250%	EUR	18,206,023	23,462,346
07/25/2040	1.800%	EUR	8,092,500	14,198,420
Total				45,661,241
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Germany 1.0%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(d)
04/15/2030	0.500%	EUR	5,924,912	8,163,571
Deutsche Bundesrepublik Inflation-Linked Bond(d)
04/15/2023	0.100%	EUR	11,177,090	14,171,885
04/15/2046	0.100%	EUR	5,073,371	7,269,334
Total				29,604,790
Italy 0.8%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2026	3.100%	EUR	12,284,310	16,213,015
09/15/2041	2.550%	EUR	6,329,494	8,193,471
Total				24,406,486
Japan 0.5%
Japanese Government CPI-Linked Bond
03/10/2027	0.100%	JPY	1,691,356,758	16,483,129
New Zealand 0.7%
New Zealand Government Bond(d)
09/20/2025	2.000%	NZD	28,701,005	21,028,452
Spain 0.1%
Spain Government Inflation-Linked Bond(d)
11/30/2030	1.000%	EUR	3,733,533	4,725,251
Sweden 0.4%
Sweden Inflation-Linked Bond
06/01/2025	1.000%	SEK	81,442,916	11,181,957
United Kingdom 3.9%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2024	0.125%	GBP	8,102,443	12,167,133
03/22/2029	0.125%	GBP	6,239,408	10,089,185
03/22/2034	0.750%	GBP	13,983,663	26,741,369
11/22/2037	1.125%	GBP	3,302,496	7,203,035
03/22/2044	0.125%	GBP	8,109,260	16,800,557
03/22/2052	0.250%	GBP	13,873,913	33,671,387
11/22/2056	0.125%	GBP	766,960	1,935,375
11/22/2065	0.125%	GBP	3,890,757	11,568,684
Total				120,176,725
United States 3.3%
U.S. Treasury Inflation-Indexed Bond
01/15/2021	1.125%		6,070,197	6,171,807
01/15/2022	0.125%		22,300,985	21,967,935
01/15/2024	0.625%		23,921,108	23,939,730
01/15/2025	0.250%		20,356,992	19,827,655
02/15/2042	0.750%		10,663,079	10,362,947
02/15/2043	0.625%		10,013,184	9,419,049
02/15/2045	0.750%		8,049,937	7,755,931

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2048	1.000%	3,228,248	3,314,044
Total			102,759,098
Total Inflation-Indexed Bonds (Cost $381,010,783)			383,967,274

Residential Mortgage-Backed Securities - Agency 4.7%

Federal National Mortgage Association(e)
06/18/2033	2.500%	16,744,328	16,323,404
07/12/2048	3.000%	24,000,000	23,271,094
07/12/2048	3.500%	30,750,000	30,644,295
07/12/2048	4.000%	21,100,000	21,541,782
07/12/2048	4.500%	5,300,000	5,525,871
07/12/2048	5.000%	4,675,000	4,950,752
Government National Mortgage Association(e)
06/20/2048	3.500%	42,628,000	42,883,291
Total Residential Mortgage-Backed Securities - Agency (Cost $144,725,045)			145,140,489

U.S. Treasury Obligations 6.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
11/30/2024	2.125%	63,580,000	61,204,436
08/15/2027	2.250%	70,580,000	67,249,825
11/15/2027	2.250%	76,677,000	72,974,938
Total U.S. Treasury Obligations (Cost $207,166,688)			201,429,199

Money Market Funds 44.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(a),(f)	1,364,858,194	1,364,858,194
Total Money Market Funds (Cost $1,364,795,408)		1,364,858,194
Total Investments in Securities (Cost: $3,155,703,029)		3,171,738,084
Other Assets & Liabilities, Net		(109,720,881)
Net Assets		3,062,017,203

At May 31, 2018, securities and/or cash totaling $91,347,153 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,945,556,000 JPY	36,375,501 USD	HSBC	07/09/2018	14,030	—
19,484,756,000 JPY	178,395,728 USD	HSBC	07/09/2018	—	(1,171,965)
198,958,000 MXN	10,054,816 USD	HSBC	07/09/2018	142,045	—
16,937,000 NOK	2,113,034 USD	HSBC	07/09/2018	40,179	—
10,916,000 NOK	1,335,699 USD	HSBC	07/09/2018	—	(269)
29,933,000 NZD	20,689,091 USD	HSBC	07/09/2018	—	(258,426)
3,374,000 PLN	943,647 USD	HSBC	07/09/2018	29,799	—
267,262,000 SEK	30,979,664 USD	HSBC	07/09/2018	586,975	—
5,474,000 SGD	4,103,700 USD	HSBC	07/09/2018	12,331	—
3,330,000 SGD	2,488,789 USD	HSBC	07/09/2018	—	(115)
22,983,766 USD	2,491,808,000 JPY	HSBC	07/09/2018	—	(19,752)
29,379,297 USD	42,506,000 NZD	HSBC	07/09/2018	366,975	—
6,737,271 USD	58,640,000 SEK	HSBC	07/09/2018	—	(68,806)
12,614,000 AUD	9,543,122 USD	Morgan Stanley	07/09/2018	1,596	—
45,374,000 AUD	34,154,159 USD	Morgan Stanley	07/09/2018	—	(167,799)
60,579,000 CAD	47,184,215 USD	Morgan Stanley	07/09/2018	416,378	—
10,630,000 CHF	10,824,519 USD	Morgan Stanley	07/09/2018	3,976	—
85,750,000 CHF	86,120,983 USD	Morgan Stanley	07/09/2018	—	(1,166,086)
34,355,000 DKK	5,528,045 USD	Morgan Stanley	07/09/2018	116,270	—
18,873,000 DKK	2,971,601 USD	Morgan Stanley	07/09/2018	—	(1,371)
398,584,300 EUR	477,680,334 USD	Morgan Stanley	07/09/2018	10,389,476	—
42,884,000 EUR	50,264,118 USD	Morgan Stanley	07/09/2018	—	(12,075)
137,759,000 GBP	187,326,178 USD	Morgan Stanley	07/09/2018	3,856,368	—
21,647,000 GBP	28,818,623 USD	Morgan Stanley	07/09/2018	—	(11,225)
29,844,857 USD	39,639,000 AUD	Morgan Stanley	07/09/2018	139,012	—
40,113,776 USD	34,224,000 EUR	Morgan Stanley	07/09/2018	9,637	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
May 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
59,859,487 USD	49,941,000 EUR	Morgan Stanley	07/09/2018	—	(1,309,834)
59,951,718 USD	44,088,000 GBP	Morgan Stanley	07/09/2018	—	(1,234,559)
Total				16,125,047	(5,422,282)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	461	06/2018	AUD	59,471,476	698,902	—
Euro-BTP	137	09/2018	EUR	17,595,229	262,273	—
Euro-Bund	348	09/2018	EUR	56,790,541	—	(122,170)
Euro-Buxl 30-Year	19	09/2018	EUR	3,449,201	—	(42,617)
Euro-OAT	170	09/2018	EUR	26,677,131	53,455	—
FTSE 100 Index	452	06/2018	GBP	34,668,400	3,509,079	—
Hang Seng Index	236	06/2018	HKD	359,864,600	90,521	—
Japanese 10-Year Government Bond	67	09/2018	JPY	10,137,894,946	—	(68,364)
Long Gilt	283	09/2018	GBP	35,267,500	1,133,525	—
MSCI EAFE Index	4,981	06/2018	USD	494,862,350	—	(7,928,586)
MSCI Emerging Markets Index	2,302	06/2018	USD	129,107,670	—	(11,046,104)
S&P 500 E-mini	118	06/2018	USD	15,962,450	102,482	—
S&P 500 E-mini	5,862	06/2018	USD	792,982,050	—	(15,259,938)
SPI 200 Index	527	06/2018	AUD	79,260,800	497,894	—
U.S. Long Bond	97	09/2018	USD	14,243,974	290,606	—
U.S. Treasury 10-Year Note	1,542	09/2018	USD	185,760,052	1,807,332	—
U.S. Treasury 2-Year Note	31	09/2018	USD	6,615,393	13,507	—
U.S. Treasury 5-Year Note	98	09/2018	USD	11,147,174	80,204	—
U.S. Treasury Ultra 10-Year Note	1,254	09/2018	USD	162,186,291	2,456,507	—
Total					10,996,287	(34,467,779)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond	(97)	09/2018	CAD	(13,161,999)	—	(242,069)
EURO STOXX 50	(1,921)	06/2018	EUR	(65,448,470)	—	(1,871,480)
Total					—	(2,113,549)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	1.736	USD	36,525,000	(1,210,946)	0	—	(1,205,325)	—	(5,621)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	1.736	USD	40,000,000	(1,326,156)	0	—	(1,320,000)	—	(6,156)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	1.736	USD	40,000,000	(1,326,156)	0	—	(1,284,000)	—	(42,156)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	1.736	USD	63,000,000	(2,088,695)	127,750	—	(1,180,898)	—	(780,047)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	1.736	USD	120,117,000	(3,982,346)	243,571	—	(2,171,627)	—	(1,567,147)
Total									371,321	—	(7,161,850)	—	(2,401,127)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 30	Morgan Stanley	06/20/2023	5.000	Quarterly	3.521	USD	513,935,000	4,209,506	—	—	4,209,506	—
Markit CDX North America Investment Grade Index, Series 30	Morgan Stanley	06/20/2023	1.000	Quarterly	0.667	USD	167,640,000	29,208	—	—	29,208	—
Markit CDX North America Investment Grade Index, Series 30	Morgan Stanley	06/20/2023	1.000	Quarterly	0.667	USD	119,145,000	(14,804)	—	—	—	(14,804)
Total								4,223,910	—	—	4,238,714	(14,804)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
May 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	11,294,769	73,044,557	(11,799,382)	72,539,944	—	194,653	27,269,785	534,671	428,711,071
Columbia Real Estate Equity Fund, Institutional 3 Class Shares
	5,587,408	23,895	(5,611,303)	—	102,356	2,116,684	(2,045,900)	279,483	—
Columbia Short-Term Cash Fund, 1.907%
	1,241,745,376	3,646,457,313	(3,523,344,495)	1,364,858,194	—	(50,229)	52,778	17,971,679	1,364,858,194
Total					102,356	2,261,108	25,276,663	18,785,833	1,793,569,265

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by the government.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2018, the value of these securities amounted to $453,464,578, which represents 14.81% of net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2018.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	428,711,071	—	—	—	428,711,071
Common Stocks
Real Estate	335,957,057	—	—	—	335,957,057
Exchange-Traded Funds	46,402,684	—	—	—	46,402,684
Foreign Government Obligations	—	265,272,116	—	—	265,272,116
Inflation-Indexed Bonds	—	383,967,274	—	—	383,967,274
Residential Mortgage-Backed Securities - Agency	—	145,140,489	—	—	145,140,489
U.S. Treasury Obligations	201,429,199	—	—	—	201,429,199
Money Market Funds	—	—	—	1,364,858,194	1,364,858,194
Total Investments in Securities	1,012,500,011	794,379,879	—	1,364,858,194	3,171,738,084
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	16,125,047	—	—	16,125,047
Futures Contracts	10,996,287	—	—	—	10,996,287
Swap Contracts	—	4,238,714	—	—	4,238,714
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(5,422,282)	—	—	(5,422,282)
Futures Contracts	(36,581,328)	—	—	—	(36,581,328)
Swap Contracts	—	(2,415,931)	—	—	(2,415,931)
Total	986,914,970	806,905,427	—	1,364,858,194	3,158,678,591
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,387,130,231)	$1,378,168,819
Affiliated issuers (cost $1,768,572,798)	1,793,569,265
Foreign currency (cost $443,097)	443,418
Cash collateral held at broker for:
Swap contracts	4,948,000
Margin deposits on:
Futures contracts	65,331,345
Swap contracts	21,067,808
Unrealized appreciation on forward foreign currency exchange contracts	16,125,047
Receivable for:
Investments sold	249,192,561
Capital shares sold	8,553,804
Dividends	2,258,803
Interest	5,806,631
Foreign tax reclaims	215,740
Variation margin for futures contracts	2,875,047
Variation margin for swap contracts	10,477,517
Prepaid expenses	1,387
Trustees’ deferred compensation plan	35,639
Total assets	3,559,070,831
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	5,422,282
Unrealized depreciation on swap contracts	2,401,127
Upfront receipts on swap contracts	7,161,850
Payable for:
Investments purchased	327,122,815
Investments purchased on a delayed delivery basis	144,918,661
Capital shares purchased	4,093,019
Variation margin for futures contracts	5,594,381
Management services fees	54,277
Distribution and/or service fees	3,926
Transfer agent fees	106,712
Compensation of board members	2,810
Compensation of chief compliance officer	183
Other expenses	135,946
Trustees’ deferred compensation plan	35,639
Total liabilities	497,053,628
Net assets applicable to outstanding capital stock	$3,062,017,203
Represented by
Paid in capital	2,966,927,875
Undistributed net investment income	9,629,336
Accumulated net realized gain	83,158,699
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(8,961,412)
Investments - affiliated issuers	24,996,467
Foreign currency translations	(674,269)
Forward foreign currency exchange contracts	10,702,765
Futures contracts	(25,585,041)
Swap contracts	1,822,783
Total - representing net assets applicable to outstanding capital stock	$3,062,017,203
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	15

Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$132,920,024
Shares outstanding	12,300,698
Net asset value per share	$10.81
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.47
Advisor Class
Net assets	$19,763,988
Shares outstanding	1,810,662
Net asset value per share	$10.92
Class C
Net assets	$109,335,338
Shares outstanding	10,497,030
Net asset value per share	$10.42
Institutional Class
Net assets	$2,782,662,107
Shares outstanding	255,092,955
Net asset value per share	$10.91
Institutional 2 Class
Net assets	$16,032,848
Shares outstanding	1,466,831
Net asset value per share	$10.93
Institutional 3 Class
Net assets	$2,697
Shares outstanding	246
Net asset value per share(a)	$10.95
Class R
Net assets	$325,192
Shares outstanding	30,428
Net asset value per share	$10.69
Class T
Net assets	$975,009
Shares outstanding	90,101
Net asset value per share	$10.82
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$11.10

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$4,783,587
Dividends — affiliated issuers	18,785,833
Interest	10,892,617
Total income	34,462,037
Expenses:
Management services fees	17,016,235
Distribution and/or service fees
Class A	312,198
Class C	1,051,672
Class R	13,682
Class T	3,733
Transfer agent fees
Class A	62,549
Advisor Class	8,083
Class C	52,760
Institutional Class	1,167,850
Institutional 2 Class	9,126
Institutional 3 Class	1
Class R	1,425
Class T	756
Plan administration fees
Class K	6
Compensation of board members	55,021
Custodian fees	120,074
Printing and postage fees	105,287
Registration fees	412,113
Audit fees	51,203
Legal fees	58,635
Compensation of chief compliance officer	1,036
Other	59,458
Total expenses	20,562,903
Expense reduction	(40)
Total net expenses	20,562,863
Net investment income	13,899,174
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,503,309
Investments — affiliated issuers	2,261,108
Capital gain distributions from underlying affiliated funds	102,356
Foreign currency translations	628,228
Forward foreign currency exchange contracts	(17,329,564)
Futures contracts	159,702,327
Swap contracts	21,280,767
Net realized gain	176,148,531
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,851,836)
Investments — affiliated issuers	25,276,663
Foreign currency translations	(1,035,522)
Forward foreign currency exchange contracts	24,564,239
Futures contracts	(40,864,579)
Swap contracts	(2,061,417)
Net change in unrealized appreciation (depreciation)	(12,972,452)
Net realized and unrealized gain	163,176,079
Net increase in net assets resulting from operations	$177,075,253
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	17

Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$13,899,174	$232,258
Net realized gain	176,148,531	127,848,065
Net change in unrealized appreciation (depreciation)	(12,972,452)	3,493,497
Net increase in net assets resulting from operations	177,075,253	131,573,820
Distributions to shareholders
Net investment income
Class A	—	(1,910,227)
Advisor Class	(8,151)	(141,268)
Class C	—	(243,404)
Institutional Class	(1,109,555)	(868,460)
Institutional 2 Class	(6,066)	(24,304)
Institutional 3 Class	(3)	(36)
Class K	—	(31)
Class R	—	(29,257)
Class T	—	(11,021,316)
Net realized gains
Class A	(8,895,348)	(1,740,349)
Advisor Class	(1,203,519)	(103,975)
Class C	(7,552,721)	(773,591)
Institutional Class	(163,838,026)	(639,198)
Institutional 2 Class	(1,130,495)	(17,090)
Institutional 3 Class	(191)	(24)
Class K	(210)	(26)
Class R	(39,437)	(35,333)
Class T	(92,603)	(10,080,281)
Total distributions to shareholders	(183,876,325)	(27,628,170)
Increase in net assets from capital stock activity	1,034,957,346	1,305,414,282
Total increase in net assets	1,028,156,274	1,409,359,932
Net assets at beginning of year	2,033,860,929	624,500,997
Net assets at end of year	$3,062,017,203	$2,033,860,929
Undistributed net investment income	$9,629,336	$812,549
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,912,496	53,563,688	11,356,840	118,267,708
Distributions reinvested	773,391	8,244,346	351,985	3,569,124
Redemptions	(2,687,685)	(29,194,559)	(16,421,262)	(171,054,994)
Net increase (decrease)	2,998,202	32,613,475	(4,712,437)	(49,218,162)
Advisor Class
Subscriptions	964,721	10,638,403	892,526	9,419,772
Distributions reinvested	112,696	1,211,477	24,038	245,186
Redemptions	(327,614)	(3,599,053)	(937,711)	(9,739,345)
Net increase (decrease)	749,803	8,250,827	(21,147)	(74,387)
Class C
Subscriptions	3,198,244	33,801,436	4,272,792	43,520,811
Distributions reinvested	721,596	7,439,655	101,737	1,007,198
Redemptions	(2,449,521)	(25,859,757)	(1,645,970)	(16,768,855)
Net increase	1,470,319	15,381,334	2,728,559	27,759,154
Institutional Class
Subscriptions	110,535,679	1,216,036,759	173,506,980	1,846,743,172
Distributions reinvested	15,023,303	161,500,512	119,523	1,219,132
Redemptions	(36,469,971)	(400,677,174)	(10,189,919)	(108,433,001)
Net increase	89,089,011	976,860,097	163,436,584	1,739,529,303
Institutional 2 Class
Subscriptions	1,178,095	12,995,199	605,341	6,457,550
Distributions reinvested	105,511	1,136,351	4,044	41,332
Redemptions	(473,540)	(5,164,584)	(113,835)	(1,185,895)
Net increase	810,066	8,966,966	495,550	5,312,987
Class K
Redemptions	(270)	(2,915)	—	—
Net decrease	(270)	(2,915)	—	—
Class R
Subscriptions	21,129	226,116	586,829	5,986,038
Distributions reinvested	3,718	39,227	6,409	64,542
Redemptions	(543,330)	(6,029,844)	(130,982)	(1,348,548)
Net increase (decrease)	(518,483)	(5,764,501)	462,256	4,702,032
Class T
Subscriptions	32,740	355,304	101,125,247	1,048,428,796
Distributions reinvested	8,659	92,394	2,076,923	21,101,542
Redemptions	(164,447)	(1,795,635)	(141,258,260)	(1,492,126,983)
Net decrease	(123,048)	(1,347,937)	(38,056,090)	(422,596,645)
Total net increase	94,475,600	1,034,957,346	124,333,275	1,305,414,282
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$10.83	0.04	0.72	—	0.76	—	(0.78)	(0.78)
Year Ended 5/31/2017	$10.01	(0.01)	1.03	0.00 (d)	1.02	(0.10)	(0.10)	(0.20)
Year Ended 5/31/2016	$10.17	(0.03)	(0.03) (f)	—	(0.06)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.24	(0.04)	0.14	0.01	0.11	(0.00) (d)	(0.18)	(0.18)
Year Ended 5/31/2014	$10.06	0.01	0.65	—	0.66	—	(0.48)	(0.48)
Advisor Class
Year Ended 5/31/2018	$10.92	0.07	0.71	—	0.78	(0.00) (d)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.02	1.05	0.00 (d)	1.07	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02) (f)	—	(0.03)	—	(0.10)	(0.10)
Year Ended 5/31/2015(h)	$10.13	(0.02)	0.31	—	0.29	(0.03)	(0.18)	(0.21)
Class C
Year Ended 5/31/2018	$10.55	(0.04)	0.69	—	0.65	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.75	(0.08)	1.01	0.00 (d)	0.93	(0.03)	(0.10)	(0.13)
Year Ended 5/31/2016	$9.98	(0.10)	(0.03) (f)	—	(0.13)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.11	(0.11)	0.15	0.01	0.05	—	(0.18)	(0.18)
Year Ended 5/31/2014	$10.03	(0.06)	0.62	—	0.56	—	(0.48)	(0.48)
Institutional Class
Year Ended 5/31/2018	$10.91	0.06	0.72	—	0.78	(0.00) (d)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.05	1.01	0.00 (d)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02) (f)	—	(0.03)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.28	(0.02)	0.15	0.01	0.14	(0.03)	(0.18)	(0.21)
Year Ended 5/31/2014	$10.07	0.04	0.65	—	0.69	—	(0.48)	(0.48)
Institutional 2 Class
Year Ended 5/31/2018	$10.93	0.06	0.72	—	0.78	(0.00) (d)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.10	0.03	1.03	0.00 (d)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.22	0.00 (d)	(0.02) (f)	—	(0.02)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.29	(0.01)	0.15	0.01	0.15	(0.04)	(0.18)	(0.22)
Year Ended 5/31/2014	$10.07	0.07	0.63	—	0.70	—	(0.48)	(0.48)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$10.81	7.07%	0.99%	0.99% (c)	0.33%	210%	$132,920
Year Ended 5/31/2017	$10.83	10.35% (e)	0.99%	0.99% (c)	(0.07%)	396%	$100,790
Year Ended 5/31/2016	$10.01	(0.55%)	1.15%	1.07% (c)	(0.32%)	254%	$140,291
Year Ended 5/31/2015	$10.17	1.13% (g)	1.23%	1.06%	(0.35%)	256%	$169,978
Year Ended 5/31/2014	$10.24	7.07%	2.01%	0.75%	0.14%	303%	$7,281
Advisor Class
Year Ended 5/31/2018	$10.92	7.26%	0.74%	0.74% (c)	0.59%	210%	$19,764
Year Ended 5/31/2017	$10.92	10.75% (e)	0.74%	0.74% (c)	0.20%	396%	$11,580
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82% (c)	(0.08%)	254%	$10,908
Year Ended 5/31/2015(h)	$10.21	2.87%	0.99% (i)	0.82% (i)	(0.30%) (i)	256%	$11,110
Class C
Year Ended 5/31/2018	$10.42	6.19%	1.74%	1.74% (c)	(0.43%)	210%	$109,335
Year Ended 5/31/2017	$10.55	9.59% (e)	1.74%	1.74% (c)	(0.77%)	396%	$95,199
Year Ended 5/31/2016	$9.75	(1.26%)	1.90%	1.82% (c)	(1.09%)	254%	$61,386
Year Ended 5/31/2015	$9.98	0.48% (g)	1.98%	1.81%	(1.11%)	256%	$52,406
Year Ended 5/31/2014	$10.11	6.07%	2.76%	1.50%	(0.65%)	303%	$416
Institutional Class
Year Ended 5/31/2018	$10.91	7.26%	0.74%	0.74% (c)	0.59%	210%	$2,782,662
Year Ended 5/31/2017	$10.91	10.64% (e)	0.73%	0.73% (c)	0.46%	396%	$1,810,897
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82% (c)	(0.06%)	254%	$25,871
Year Ended 5/31/2015	$10.21	1.37% (g)	0.99%	0.78%	(0.17%)	256%	$21,494
Year Ended 5/31/2014	$10.28	7.37%	1.76%	0.50%	0.41%	303%	$6,470
Institutional 2 Class
Year Ended 5/31/2018	$10.93	7.24%	0.75%	0.75%	0.57%	210%	$16,033
Year Ended 5/31/2017	$10.93	10.69% (e)	0.73%	0.73%	0.24%	396%	$7,177
Year Ended 5/31/2016	$10.10	(0.15%)	0.79%	0.73%	0.03%	254%	$1,628
Year Ended 5/31/2015	$10.22	1.48% (g)	0.86%	0.69%	(0.14%)	256%	$1,647
Year Ended 5/31/2014	$10.29	7.47%	1.54%	0.38%	0.68%	303%	$26
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2018	$10.95	0.07	0.72	—	0.79	(0.01)	(0.78)	(0.79)
Year Ended 5/31/2017	$10.11	0.03	1.05	0.00 (d)	1.08	(0.14)	(0.10)	(0.24)
Year Ended 5/31/2016	$10.23	0.00 (d)	(0.02) (f)	—	(0.02)	—	(0.10)	(0.10)
Year Ended 5/31/2015(j)	$10.15	(0.02)	0.32	—	0.30	(0.04)	(0.18)	(0.22)
Class R
Year Ended 5/31/2018	$10.75	(0.01)	0.73	—	0.72	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.93	(0.03)	1.03	0.00 (d)	1.00	(0.08)	(0.10)	(0.18)
Year Ended 5/31/2016	$10.11	(0.06)	(0.02) (f)	—	(0.08)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.20	(0.08)	0.16	0.01	0.09	—	(0.18)	(0.18)
Year Ended 5/31/2014	$10.05	(0.01)	0.64	—	0.63	—	(0.48)	(0.48)
Class T
Year Ended 5/31/2018	$10.85	0.03	0.72	—	0.75	—	(0.78)	(0.78)
Year Ended 5/31/2017	$10.02	(0.02)	1.05	0.00 (d)	1.03	(0.10)	(0.10)	(0.20)
Year Ended 5/31/2016	$10.18	(0.03)	(0.03) (f)	—	(0.06)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.25	(0.04)	0.14	0.01	0.11	(0.00) (d)	(0.18)	(0.18)
Year Ended 5/31/2014	$10.06	0.05	0.62	—	0.67	—	(0.48)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(h)	Advisor Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(i)	Annualized.
(j)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2018	$10.95	7.29%	0.69%	0.69%	0.65%	210%	$3
Year Ended 5/31/2017	$10.95	10.85% (e)	0.67%	0.67%	0.29%	396%	$3
Year Ended 5/31/2016	$10.11	(0.15%)	0.76%	0.69%	0.02%	254%	$2
Year Ended 5/31/2015(j)	$10.23	2.98%	0.85% (i)	0.65% (i)	(0.28%) (i)	256%	$3
Class R
Year Ended 5/31/2018	$10.69	6.75%	1.25%	1.25% (c)	(0.08%)	210%	$325
Year Ended 5/31/2017	$10.75	10.15% (e)	1.22%	1.22% (c)	(0.25%)	396%	$5,900
Year Ended 5/31/2016	$9.93	(0.75%)	1.38%	1.34% (c)	(0.57%)	254%	$861
Year Ended 5/31/2015	$10.11	0.87% (g)	1.48%	1.32%	(0.83%)	256%	$146
Year Ended 5/31/2014	$10.20	6.77%	2.26%	1.00%	(0.14%)	303%	$3
Class T
Year Ended 5/31/2018	$10.82	6.97%	0.99%	0.99% (c)	0.28%	210%	$975
Year Ended 5/31/2017	$10.85	10.43% (e)	0.99%	0.99% (c)	(0.17%)	396%	$2,313
Year Ended 5/31/2016	$10.02	(0.55%)	1.14%	1.08%	(0.31%)	254%	$383,552
Year Ended 5/31/2015	$10.18	1.13% (g)	1.25%	0.96%	(0.37%)	256%	$174,418
Year Ended 5/31/2014	$10.25	7.18%	2.01%	0.75%	0.62%	303%	$183,246
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	23

Notes to Financial Statements
May 31, 2018
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund invests significantly in Institutional 3 Class shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
24	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
May 31, 2018
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
26	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio or to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
May 31, 2018
risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract
28	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	4,238,714
Equity risk	Net assets — unrealized appreciation on futures contracts	4,199,976
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	16,125,047
Interest rate risk	Net assets — unrealized appreciation on futures contracts	6,796,311
Total		31,360,048

Columbia Adaptive Risk Allocation Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
May 31, 2018
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	2,415,931
Credit risk	Upfront receipts on swap contracts	7,161,850
Equity risk	Net assets — unrealized depreciation on futures contracts	36,106,108
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,422,282
Interest rate risk	Net assets — unrealized depreciation on futures contracts	475,220
Total		51,581,391
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	21,280,767	21,280,767
Equity risk	—	169,320,641	—	169,320,641
Foreign exchange risk	(17,329,564)	—	—	(17,329,564)
Interest rate risk	—	(9,618,314)	—	(9,618,314)
Total	(17,329,564)	159,702,327	21,280,767	163,653,530

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(2,061,417)	(2,061,417)
Equity risk	—	(41,233,013)	—	(41,233,013)
Foreign exchange risk	24,564,239	—	—	24,564,239
Interest rate risk	—	368,434	—	368,434
Total	24,564,239	(40,864,579)	(2,061,417)	(18,361,757)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,910,066,367
Futures contracts — short	137,692,709
Credit default swap contracts — sell protection	803,968,828

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	8,485,735	(6,256,375)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2018.
30	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
May 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2018:
	Citi ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	10,477,517	10,477,517
Forward foreign currency exchange contracts	-	1,192,334	14,932,713		16,125,047
Total assets	-	1,192,334	14,932,713	10,477,517	26,602,564
Liabilities
Forward foreign currency exchange contracts	-	1,519,333	3,902,949		5,422,282
OTC credit default swap contracts (c)	9,562,977	-	-	-	9,562,977
Total liabilities	9,562,977	1,519,333	3,902,949	-	14,985,259
Total financial and derivative net assets	(9,562,977)	(326,999)	11,029,764	10,477,517	11,617,305
Total collateral received (pledged) (d)	(4,948,000)	-	-	-	(4,948,000)
Net amount (e)	(4,614,977)	(326,999)	11,029,764	10,477,517	16,565,305

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
32	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
May 31, 2018
mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2018 was 0.65% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.05
Class T	0.05
34	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	725,125
Class C	22,964
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
May 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	August 1, 2017 through September 30, 2018	Prior to August 1, 2017
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	1.00	0.97
Institutional 3 Class	0.95	0.92
Class R	1.50	1.50
Class T	1.25	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, trustees’ deferred compensation, foreign currency transactions and TIPS Holding. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(3,958,611)	3,958,611	—
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
84,659,245	99,217,080	183,876,325	27,628,170	—	27,628,170
36	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
59,348,443	26,205,942	—	10,244,851
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,148,433,740	60,978,059	(50,733,208)	10,244,851
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,967,462,916 and $2,708,097,760, respectively, for the year ended May 31, 2018, of which $2,300,213,069 and $1,931,507,138, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
May 31, 2018
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may
38	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Notes to Financial Statements  (continued)
May 31, 2018
force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 91.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Adaptive Risk Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Adaptive Risk Allocation Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend
$68,825,152
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	41

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
42	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Adaptive Risk Allocation Fund | Annual Report 2018	45

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
46	Columbia Adaptive Risk Allocation Fund | Annual Report 2018

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Columbia Adaptive Risk Allocation Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN214_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Alternative Beta Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Alternative Beta Fund   |  Annual Report 2018

Columbia Alternative Beta Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Alternative Beta Fund (the Fund) seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Marc Khalamayzer, CFA
Lead Portfolio Manager
Managed Fund since 2015
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2015
Effective May 24, 2018, Jeffrey Knight and William Landes no longer manage the Fund.
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	Life
Class A	Excluding sales charges	01/28/15	-5.49	-3.29
	Including sales charges		-10.91	-5.00
Advisor Class		01/28/15	-5.27	-3.06
Class C	Excluding sales charges	01/28/15	-6.15	-4.00
	Including sales charges		-7.07	-4.00
Institutional Class		01/28/15	-5.35	-3.12
Institutional 2 Class		01/28/15	-5.08	-2.97
Institutional 3 Class		01/28/15	-5.16	-2.92
Class R		01/28/15	-5.80	-3.56
Class T	Excluding sales charges	01/28/15	-5.60	-3.36
	Including sales charges		-7.96	-4.10
FTSE One-Month U.S. Treasury Bill Index			1.20	0.50
HFRX Global Hedge Fund Index			2.88	1.25
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Alternative Beta Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 28, 2015 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Alternative Beta Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2018)
Money Market Funds	100.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	21.1	—	21.1
Commodities Derivative Contracts	27.6	—	27.6
Equity Derivative Contracts	30.3	—	30.3
Foreign Currency Derivative Contracts	21.9	(0.9)	21.0
Total Notional Market Value of Derivative Contracts	100.9	(0.9)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.
Columbia Alternative Beta Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned -5.49% excluding sales charges. To compare, the FTSE One-Month U.S. Treasury Bill Index returned 1.20% and the HFRX Global Hedge Fund Index returned 2.88% over the same period. As an absolute return fund, it does not seek to measure itself against a particular benchmark and thus comparisons to the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index are for information purposes only. This multi-strategy, multi-asset class risk premia fund accesses various alternative beta investment strategies that offer return opportunities typically not available from traditional investments.
U.S. capital markets experienced divergent backdrops during reporting period
U.S. capital markets experienced divergent backdrops during the 12-month period ended May 31, 2018. From the start of the period in early June 2017 through most of January 2018, U.S. equities recorded gains, supported by discussion and then enactment of tax reform, reasonably strong economic activity, rising commodity prices and favorable corporate earnings reports. Market volatility was unusually low. In early February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Federal Reserve (the Fed), exacerbated by solid U.S. labor and inflation data. Such speculation, in turn, stoked a sharp rise in bond yields and an increase in equity market volatility toward more historically normal levels. Heightened volatility persisted through most of the remainder of the period, driven not only by new Fed Chair Powell’s hawkish tilt but also by escalating trade tensions and tariffs, surfacing uncertainty about sanctions on Russia and anticipation about a potential summit between the leaders of the U.S. and North Korea. Most U.S. equity market indices generated negative returns during the last four months of the period. All told, the Fed raised short-term U.S. interest rates three times during the period — in June and December 2017 and in March 2018. These rate hikes, along with a number of macroeconomic drivers, pushed up U.S. Treasury yields across the spectrum of maturities, with the 10-year U.S. Treasury yield breaching 3% toward the end of April 2018 before rallying modestly to end the period at 2.83%.
Fixed-income positions hampered Fund results most
The Fund was 100% allocated to alternative beta strategies. Alternative beta strategies represent those strategies associated with the systematic risks embedded in capital markets and are driven primarily by: 1) academically-supported forms of risk premia (e.g. value, momentum, quality, etc.) and 2) investor-based behavioral biases, industry needs, structures and constraints (e.g., short-term volatility, commodity curve, etc.). In implementing these alternative beta strategies, the Fund maintains a multi-asset class, multi-style portfolio invested across specific risk premia styles in equity, fixed-income, credit, currency, commodity and volatility-based strategies. This broadly invested, absolute return Fund is managed to a 7.5% volatility target relying on risk parity and risk targeting concepts.
During the period, the primary detractor from the Fund’s performance was its fixed-income suite of positions. Equity, currency and volatility positions also detracted. Conversely, the Fund’s returns were buoyed by holdings in the commodity and credit asset classes. As alternative beta positions typically perform with little correlation to one another, this disparate performance among asset classes and styles is to be expected and indeed is the primary rationale for holding such a broadly invested portfolio.
All of the Fund’s individual alternative risk premia positions are long/short alternative baskets designed to be market neutral to broad market betas. In aggregate, the Fund is designed to exhibit very little to zero correlation to traditional market exposures.
Re-balances are based on highly systematic methodology
The Fund adheres to a highly systematic allocation methodology based on modified risk parity concepts. Our team constructs a strategic allocation at the asset class level and then rebalances each of the underlying positions intra-asset class to achieve as close to parity as possible. The Fund’s allocation is revisited formally once per week. The decision to reduce the Fund’s exposure to the volatility-based strategy was made in early 2018, which helped mitigate some of the challenges in this area. No other material changes were made to the Fund’s positioning during the period. The number of individual positions held increased, but this was expected and a natural part of the Fund’s evolution since taking on this mandate in October 2016. Confident in the highly systematic methodology as being what we believe to be the best long-term approach to building an alternative risk premia portfolio, we do not seek to use discretion to over-ride this system.
4	Columbia Alternative Beta Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Derivative positions
The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures. During the period, the Fund used tri-party swap agreements with a small group of approved counterparty bank providers to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, detracted from the Fund’s results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets and involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average-tolerance for risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards than those generally applicable to U.S. issuers. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Alternative Beta Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	915.80	1,018.60	6.07	6.39	1.27
Advisor Class	1,000.00	1,000.00	917.10	1,019.85	4.88	5.14	1.02
Class C	1,000.00	1,000.00	911.90	1,014.86	9.63	10.15	2.02
Institutional Class	1,000.00	1,000.00	916.20	1,019.85	4.87	5.14	1.02
Institutional 2 Class	1,000.00	1,000.00	917.00	1,020.39	4.35	4.58	0.91
Institutional 3 Class	1,000.00	1,000.00	917.20	1,020.74	4.02	4.23	0.84
Class R	1,000.00	1,000.00	914.50	1,017.35	7.26	7.64	1.52
Class T	1,000.00	1,000.00	914.70	1,018.60	6.06	6.39	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Money Market Funds 100.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.907%(a),(b)	743,722,362	743,722,362
Total Money Market Funds (Cost $743,704,686)		743,722,362
Total Investments in Securities (Cost: $743,704,686)		743,722,362
Other Assets & Liabilities, Net		(5,621,592)
Net Assets		738,100,770
At May 31, 2018, securities and/or cash totaling $28,800,000 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
489,217,000 JPY	4,479,103 USD	HSBC	07/09/2018	—	(29,425)
789,100 USD	85,400,000 JPY	HSBC	07/09/2018	—	(2,071)
47,620,000 CAD	37,249,439 USD	Morgan Stanley	07/09/2018	486,132	—
8,427,000 EUR	10,100,637 USD	Morgan Stanley	07/09/2018	221,020	—
3,487,175 USD	4,513,000 CAD	Morgan Stanley	07/09/2018	—	(3,076)
2,405,109 USD	2,056,000 EUR	Morgan Stanley	07/09/2018	5,297	—
6,350,357 USD	4,670,000 GBP	Morgan Stanley	07/09/2018	—	(130,770)
Total				712,449	(165,342)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	97,204,086	1,113,107 ††	(29,296)	—	—	1,083,811	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	57,308,240	944,076 ††	(7,164)	—	—	936,912	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	34,091,145	363,207 ††	(2,887)	—	—	360,320	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	7

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	23,281,757	266,605 ††	(7,017)	—	—	259,588	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	14,275,075	235,162 ††	(1,784)	—	—	233,378	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	6,742,651	166,281 ††	(1,840)	—	—	164,441	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	12,503,048	143,176 ††	(3,647)	—	—	139,529	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	139,084,888	171,804 ††	(69,542)	—	—	102,262	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	3,804,127	62,668 ††	(476)	—	—	62,192	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	5,039,726	57,711 ††	(1,470)	—	—	56,241	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	1,876,784	30,918 ††	(235)	—	—	30,683	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	2,630,940	30,127 ††	(767)	—	—	29,360	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	2,624,593	30,055 ††	(766)	—	—	29,289	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	1,751,335	28,851 ††	(430)	—	—	28,421	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	1,323,670	21,805 ††	(165)	—	—	21,640	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	1,795,377	17,242 ††	(463)	663	—	16,116	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	30,473,427	37,642 ††	(15,237)	7,204	—	15,201	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	23,384,746	28,886 ††	(11,692)	4,309	—	12,885	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	1,000,752	11,460 ††	(292)	—	—	11,168	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	5,019,710	6,201 ††	(2,510)	962	—	2,729	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	3,674,944	4,540 ††	(1,899)	735	—	1,906	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	262,253	324 ††	(131)	75	—	118	—
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	646,677	(167) ††	(278)	—	—	—	(445)
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	1,478,248	1,826 ††	(1,843)	481	—	—	(498)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	9

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	8,818,458	(2,272) ††	(3,797)	—	—	—	(6,069)
Total return on Barclays Dualis Volatility Weighted Index†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2018	USD	1,593,315	(4,822) ††	(1,527)	—	—	—	(6,349)
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	10,285,410	(2,650) ††	(4,730)	—	—	—	(7,380)
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	16,612,081	(4,281) ††	(7,152)	—	—	—	(11,433)
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	52,899,583	(13,632) ††	(22,776)	—	—	—	(36,408)
Total return on Barclays Dualis Volatility Weighted Index†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2018	USD	79,939,656	(241,922) ††	(35,973)	—	—	—	(277,895)
Total return on Barclays Dualis Volatility Weighted Index†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2018	USD	85,736,441	(259,466) ††	(38,581)	—	—	—	(298,047)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	230,824,322	1,528,500 ††	(59,630)	—	—	1,468,870	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	66,114,376	437,804 ††	(19,753)	—	—	418,051	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	10,301,875	68,218 ††	(2,661)	—	—	65,557	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	8,482,964	56,173 ††	(2,191)	—	—	53,982	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	6,042,433	40,013 ††	(1,561)	—	—	38,452	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	5,296,554	35,073 ††	(1,368)	—	—	33,705	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	5,031,532	33,319 ††	(1,300)	—	—	32,019	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	3,798,646	25,154 ††	(981)	—	—	24,173	—
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	254,105,293	80,121 ††	(59,080)	—	—	21,041	—
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	76,763,291	24,204 ††	(17,847)	—	—	6,357	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	793,771	5,256 ††	(205)	—	—	5,051	—
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	4,686,993	1,478 ††	(1,090)	—	—	388	—
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	1,594,826	503 ††	(371)	—	—	132	—
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	1,119,735	353 ††	(2,631)	—	—	—	(2,278)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	11

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	1,577,213	15,402 ††	—	—	—	15,402	—
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	297,554	(6,856) ††	—	—	—	—	(6,856)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	1,080,335	(18,919) ††	—	—	—	—	(18,919)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	1,512,240	(26,483) ††	—	—	—	—	(26,483)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	3,391,169	(29,228) ††	—	—	—	—	(29,228)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	2,029,742	(35,546) ††	—	—	—	—	(35,546)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	2,032,503	(35,594) ††	—	—	—	—	(35,594)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	2,103,145	(36,831) ††	—	—	—	—	(36,831)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	2,120,863	(37,142) ††	—	—	—	—	(37,142)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	2,012,788	(46,374) ††	—	—	—	—	(46,374)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	2,101,991	(48,429) ††	—	—	—	—	(48,429)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	5,007,970	(87,702) ††	—	—	—	—	(87,702)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	5,276,731	(92,409) ††	—	—	—	—	(92,409)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	5,701,962	(99,856) ††	—	—	—	—	(99,856)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	8,021,405	(140,475) ††	—	—	—	—	(140,475)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	9,098,519	(159,338) ††	—	—	—	—	(159,338)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	7,375,127	(169,921) ††	—	—	—	—	(169,921)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	19,311,682	(444,936) ††	—	—	—	—	(444,936)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	19,622,298	(452,093) ††	—	—	—	—	(452,093)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	29,535,870	(680,499) ††	—	—	—	—	(680,499)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	13

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	59,716,434	(1,045,788) ††	—	—	—	—	(1,045,788)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	46,558,874	(1,072,704) ††	—	—	—	—	(1,072,704)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	229,061,492	(4,011,454) ††	—	—	—	—	(4,011,454)
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	363,646,592	408,025 ††	—	—	—	408,025	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	44,119,242	169,244 ††	(11,030)	—	—	158,214	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	132,228,422	148,365 ††	—	—	—	148,365	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	239,838,057	166,642 ††	(21,985)	—	—	144,657	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	228,779,619	91,108 ††	3,813	—	—	94,921	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	65,736,290	45,674 ††	(6,943)	—	—	38,731	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	4,901,318	18,801 ††	(408)	—	—	18,393	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	40,667,782	16,195 ††	678	—	—	16,873	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	9,462,865	10,618 ††	—	—	—	10,618	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	9,429,815	10,581 ††	—	—	—	10,581	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	2,327,481	8,928 ††	(194)	—	—	8,734	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	6,860,007	7,697 ††	—	—	—	7,697	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,728,915	6,632 ††	(144)	—	—	6,488	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	5,856,429	6,571 ††	(488)	—	—	6,083	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	15

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,508,002	5,785 ††	(126)	—	—	5,659	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,501,414	5,759 ††	(125)	—	—	5,634	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,436,901	5,512 ††	(120)	—	—	5,392	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	8,829,651	6,135 ††	(809)	—	—	5,326	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	3,722,057	4,176 ††	—	—	—	4,176	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	6,315,281	4,388 ††	(579)	—	—	3,809	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	998,823	3,831 ††	(83)	—	—	3,748	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	8,720,517	3,473 ††	145	—	—	3,618	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	953,050	3,656 ††	(79)	—	—	3,577	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	3,180,558	3,569 ††	—	—	—	3,569	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	8,556,412	3,407 ††	143	—	—	3,550	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	8,069,569	3,214 ††	134	—	—	3,348	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	4,777,720	3,320 ††	(438)	—	—	2,882	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	4,417,137	3,069 ††	(405)	—	—	2,664	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	2,227,825	2,500 ††	—	—	—	2,500	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	2,406,189	2,700 ††	(201)	—	—	2,499	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	3,783,343	2,630 ††	(347)	—	—	2,283	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	2,023,834	2,271 ††	—	—	—	2,271	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	3,528,856	2,452 ††	(324)	—	—	2,128	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	17

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	3,084,270	1,229 ††	51	—	—	1,280	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	2,207,852	879 ††	92	—	—	971	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	1,363,280	947 ††	(125)	—	—	822	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	1,771,297	705 ††	30	—	—	735	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	599,971	673 ††	(50)	—	—	623	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	1,483,953	591 ††	25	—	—	616	—
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	2,069,283	(4,116) ††	(172)	—	—	—	(4,288)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	2,106,198	(9,235) ††	(386)	—	—	—	(9,621)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,345,323	(9,834) ††	(112)	—	—	—	(9,946)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	2,230,392	(9,779) ††	(721)	—	—	—	(10,500)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,442,529	(10,545) ††	(120)	—	—	—	(10,665)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	2,355,464	(10,328) ††	(432)	—	—	—	(10,760)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	2,464,726	(10,807) ††	(452)	—	—	—	(11,259)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,784,158	(13,042) ††	(149)	—	—	—	(13,191)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	2,951,664	(12,942) ††	(541)	—	—	—	(13,483)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	3,436,845	(15,069) ††	(630)	—	—	—	(15,699)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	2,468,566	(18,044) ††	(206)	—	—	—	(18,250)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	4,375,412	(19,184) ††	(802)	—	—	—	(19,986)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,233,166	(20,651) ††	(30)	—	—	—	(20,681)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	2,829,511	(20,683) ††	(236)	—	—	—	(20,919)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	1,027,960	(21,495) ††	(154)	—	—	—	(21,649)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	19

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	3,497,631	(25,567) ††	(291)	—	—	—	(25,858)
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	12,680,704	(25,223) ††	(1,057)	—	—	—	(26,280)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	1,026,884	(27,282) ††	(223)	—	—	—	(27,505)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	8,412,653	(33,013) ††	—	—	—	—	(33,013)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	1,326,955	(35,255) ††	(288)	—	—	—	(35,543)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	1,331,951	(35,388) ††	(289)	—	—	—	(35,677)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	8,085,763	(35,453) ††	(1,482)	—	—	—	(36,935)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	1,810,100	(37,848) ††	(272)	—	—	—	(38,120)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	1,475,668	(39,206) ††	(320)	—	—	—	(39,526)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	2,174,754	(45,474) ††	(326)	—	—	—	(45,800)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	2,252,356	(47,096) ††	(338)	—	—	—	(47,434)
Total return on Goldman Sachs FX Volatility Carry Basket Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	11,001,655	(61,395) ††	(1,785)	—	—	—	(63,180)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	3,159,131	(66,057) ††	(474)	—	—	—	(66,531)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	2,474,390	(80,032) ††	—	—	—	—	(80,032)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	3,037,039	(82,817) ††	(253)	—	—	—	(83,070)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	3,383,355	(92,260) ††	(282)	—	—	—	(92,542)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	3,516,798	(93,436) ††	(762)	—	—	—	(94,198)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	3,526,790	(93,702) ††	(3,816)	—	—	—	(97,518)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	5,828,540	(104,345) ††	(486)	—	—	—	(104,831)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	21

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	6,329,080	(113,307) ††	(527)	—	—	—	(113,834)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	4,418,481	(117,393) ††	(957)	—	—	—	(118,350)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	6,073,382	(126,994) ††	(911)	—	—	—	(127,905)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	4,698,763	(128,129) ††	(392)	—	—	—	(128,521)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	36,630,987	(136,303) ††	(3,466)	—	—	—	(139,769)
Total return on Goldman Sachs FX Volatility Carry Basket Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	26,456,025	(147,640) ††	(6,173)	—	—	—	(153,813)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	8,229,950	(172,087) ††	(1,235)	—	—	—	(173,322)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	6,321,284	(204,457) ††	(527)	—	—	—	(204,984)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	8,731,566	(238,100) ††	(728)	—	—	—	(238,828)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	14,226,356	(254,688) ††	1,186	—	—	—	(253,502)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	12,467,835	(260,701) ††	(1,870)	—	—	—	(262,571)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	11,028,556	(300,736) ††	(919)	—	—	—	(301,655)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	16,904,822	(353,477) ††	(2,536)	—	—	—	(356,013)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	47,746,067	(349,006) ††	(11,937)	—	—	—	(360,943)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	13,471,247	(435,718) ††	(1,123)	—	—	—	(436,841)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	110,346,515	(483,818) ††	(20,230)	—	—	—	(504,048)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	16,010,973	(517,864) ††	(1,334)	—	—	—	(519,198)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	25,330,581	(529,659) ††	(8,529)	—	—	—	(538,188)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	73,652,693	(538,375) ††	(6,138)	—	—	—	(544,513)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	21,612,465	(574,213) ††	(4,683)	—	—	—	(578,896)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	23

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	18,821,966	(608,783) ††	(2,379)	—	—	—	(611,162)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	28,690,734	(762,274) ††	(6,216)	—	—	—	(768,490)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	64,726,372	(2,093,529) ††	(5,394)	—	—	—	(2,098,923)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	88,698,485	(2,356,597) ††	(19,218)	—	—	—	(2,375,815)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	93,410,910	(2,547,210) ††	(7,784)	—	—	—	(2,554,994)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	170,329,680	(3,561,571) ††	(25,549)	—	—	—	(3,587,120)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	390,903,345	(10,659,493) ††	(32,575)	—	—	—	(10,692,068)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2018	USD	1,570,334	(986) ††	461	—	—	—	(525)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2018	USD	4,414,384	(2,771) ††	570	—	—	—	(2,201)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2018	USD	11,703,195	(7,349) ††	1,512	—	—	—	(5,837)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2018	USD	14,689,132	(9,223) ††	1,897	—	—	—	(7,326)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2018	USD	357,770	(8,140) ††	—	—	—	—	(8,140)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.100%	Monthly	JPMorgan	11/30/2018	USD	120,247,738	(75,500) ††	1,035	—	—	—	(74,465)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of 0.150%	Monthly	JPMorgan	11/30/2018	USD	188,947,845	(118,637) ††	(24,406)	—	—	—	(143,043)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2018	USD	20,137,198	(458,143) ††	—	—	—	—	(458,143)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2018	USD	119,372,172	(2,715,849) ††	—	—	—	—	(2,715,849)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	25

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	354,027,993	1,139,028 ††	45,729	—	—	1,184,757	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	138,020,629	444,059 ††	17,828	—	—	461,887	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	10,845,805	34,895 ††	1,401	—	—	36,296	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	9,994,114	32,154 ††	1,291	—	—	33,445	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	8,322,503	26,776 ††	1,075	—	—	27,851	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	7,621,402	24,521 ††	984	—	—	25,505	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	5,540,422	17,825 ††	693	—	—	18,518	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	3,201,962	10,301 ††	414	—	—	10,715	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	2,325,704	7,483 ††	300	—	—	7,783	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	388,346	1,250 ††	50	—	—	1,300	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	131,929	424 ††	635	—	—	1,059	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	290,905	936 ††	38	—	—	974	—
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	787,064	(12,556) ††	136	—	—	—	(12,420)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	3,427,462	(54,675) ††	590	—	—	—	(54,085)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	4,065,490	(64,853) ††	700	—	—	—	(64,153)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	5,949,064	(94,901) ††	1,025	—	—	—	(93,876)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	9,300,157	(148,358) ††	1,602	—	—	—	(146,756)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	27

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	10,466,897	(166,970) ††	1,803	—	—	—	(165,167)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	45,016,024	(718,102) ††	7,753	—	—	—	(710,349)
Total							(34,746,678)	(611,843)	14,429	—	8,743,520	(44,116,470)
†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Columbia Alternative Beta Fund’s page of columbiathreadneedleus.com website.
††	Valuation based on significant unobservable inputs.
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	538,647,376	504,320,250	(299,245,264)	743,722,362	(12,167)	17,394	9,135,345	743,722,362
Currency Legend
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Money Market Funds	—	—	—	743,722,362	743,722,362
Total Investments in Securities	—	—	—	743,722,362	743,722,362
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	712,449	—	—	712,449
Swap Contracts	—	—	8,743,520	—	8,743,520
Liability
Forward Foreign Currency Exchange Contracts	—	(165,342)	—	—	(165,342)
Swap Contracts	—	—	(44,116,470)	—	(44,116,470)
Total	—	547,107	(35,372,950)	743,722,362	708,896,519
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	29

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss)(a) ($)	Change in unrealized appreciation (depreciation)(b) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2018 ($)
Total Return Swap Contracts	1,389,791	—	—	(36,762,741)	—	—	—	—	(35,372,950)
Derivative instruments are valued at unrealized appreciation (depreciation).
(a) The realized gain (loss) earned during the period was $(7,876,068).
(b) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2018 was $(35,372,950).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Affiliated issuers (cost $743,704,686)	$743,722,362
Cash collateral held at broker for:
Swap contracts	28,800,000
Unrealized appreciation on forward foreign currency exchange contracts	712,449
Unrealized appreciation on swap contracts	8,743,520
Upfront payments on swap contracts	14,429
Receivable for:
Investments sold	126,489
Capital shares sold	2,057,616
Dividends	1,192,356
Prepaid expenses	371
Trustees’ deferred compensation plan	21,184
Total assets	785,390,776
Liabilities
Due to custodian	483
Unrealized depreciation on forward foreign currency exchange contracts	165,342
Unrealized depreciation on swap contracts	44,116,470
Payable for:
Investments purchased	1,883,777
Capital shares purchased	873,935
Management services fees	15,195
Distribution and/or service fees	55
Transfer agent fees	104,917
Compensation of board members	1,535
Compensation of chief compliance officer	46
Other expenses	107,067
Trustees’ deferred compensation plan	21,184
Total liabilities	47,290,006
Net assets applicable to outstanding capital stock	$738,100,770
Represented by
Paid in capital	807,386,034
Undistributed net investment income	1,448,746
Accumulated net realized loss	(35,925,843)
Unrealized appreciation (depreciation) on:
Investments - affiliated issuers	17,676
Forward foreign currency exchange contracts	547,107
Swap contracts	(35,372,950)
Total - representing net assets applicable to outstanding capital stock	$738,100,770
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	31

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2018
Class A
Net assets	$4,342,776
Shares outstanding	501,674
Net asset value per share	$8.66
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.19
Advisor Class
Net assets	$4,432,785
Shares outstanding	509,745
Net asset value per share	$8.70
Class C
Net assets	$838,321
Shares outstanding	98,188
Net asset value per share	$8.54
Institutional Class
Net assets	$706,826,082
Shares outstanding	81,402,042
Net asset value per share	$8.68
Institutional 2 Class
Net assets	$825,150
Shares outstanding	94,744
Net asset value per share	$8.71
Institutional 3 Class
Net assets	$20,458,768
Shares outstanding	2,345,287
Net asset value per share	$8.72
Class R
Net assets	$8,610
Shares outstanding	1,000
Net asset value per share	$8.61
Class T
Net assets	$368,278
Shares outstanding	42,603
Net asset value per share	$8.64
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$8.86
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — affiliated issuers	$9,135,345
Total income	9,135,345
Expenses:
Management services fees	6,402,070
Distribution and/or service fees
Class A	12,324
Class C	9,557
Class R	47
Class T	1,423
Transfer agent fees
Class A	9,847
Advisor Class	1,961
Class C	1,912
Institutional Class	1,262,321
Institutional 2 Class	546
Institutional 3 Class	2,451
Class R	19
Class T	1,156
Compensation of board members	25,865
Custodian fees	31,175
Printing and postage fees	142,462
Registration fees	192,017
Audit fees	58,050
Legal fees	15,294
Interest on collateral	51,935
Compensation of chief compliance officer	270
Other	27,208
Total expenses	8,249,910
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,402,288)
Total net expenses	6,847,622
Net investment income	2,287,723
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	(12,167)
Forward foreign currency exchange contracts	(2,498,252)
Futures contracts	(369,168)
Swap contracts	(7,876,068)
Net realized loss	(10,755,655)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	17,394
Forward foreign currency exchange contracts	1,462,563
Futures contracts	285,198
Swap contracts	(36,762,741)
Net change in unrealized appreciation (depreciation)	(34,997,586)
Net realized and unrealized loss	(45,753,241)
Net decrease in net assets resulting from operations	$(43,465,518)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	33

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income (loss)	$2,287,723	$(2,380,066)
Net realized gain (loss)	(10,755,655)	5,227,168
Net change in unrealized appreciation (depreciation)	(34,997,586)	698,926
Net increase (decrease) in net assets resulting from operations	(43,465,518)	3,546,028
Distributions to shareholders
Net investment income
Class A	(109,968)	(69,437)
Advisor Class	(18,086)	(5,310)
Class C	(14,403)	(2,054)
Class I	—	(130,658)
Institutional Class	(14,910,288)	(15,068)
Institutional 2 Class	(20,567)	(572)
Institutional 3 Class	(516,752)	(58)
Class R	(197)	(32)
Class T	(10,906)	(1,461,744)
Total distributions to shareholders	(15,601,167)	(1,684,933)
Increase in net assets from capital stock activity	246,864,641	334,043,572
Total increase in net assets	187,797,956	335,904,667
Net assets at beginning of year	550,302,814	214,398,147
Net assets at end of year	$738,100,770	$550,302,814
Undistributed net investment income	$1,448,746	$14,227,555
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	143,994	1,349,191	306,867	2,842,707
Distributions reinvested	11,506	109,763	7,702	69,395
Redemptions	(250,205)	(2,326,486)	(1,688,704)	(15,571,317)
Net decrease	(94,705)	(867,532)	(1,374,135)	(12,659,215)
Advisor Class
Subscriptions	478,376	4,310,172	30,379	282,580
Distributions reinvested	1,865	17,871	582	5,258
Redemptions	(29,249)	(274,500)	(79,166)	(730,905)
Net increase (decrease)	450,992	4,053,543	(48,205)	(443,067)
Class C
Subscriptions	50,386	468,649	24,091	222,445
Distributions reinvested	1,507	14,227	228	2,042
Redemptions	(72,307)	(669,088)	(147,767)	(1,356,311)
Net decrease	(20,414)	(186,212)	(123,448)	(1,131,824)
Class I
Distributions reinvested	—	—	14,447	130,600
Redemptions	—	—	(2,291,506)	(21,539,897)
Net decrease	—	—	(2,277,059)	(21,409,297)
Institutional Class
Subscriptions	34,258,744	320,948,772	57,606,542	536,261,796
Distributions reinvested	1,559,642	14,910,176	1,655	14,923
Redemptions	(9,935,993)	(92,865,010)	(2,454,556)	(22,830,962)
Net increase	25,882,393	242,993,938	55,153,641	513,445,757
Institutional 2 Class
Subscriptions	167,958	1,575,132	15,298	139,471
Distributions reinvested	2,121	20,343	57	516
Redemptions	(77,830)	(726,054)	(13,860)	(127,124)
Net increase	92,249	869,421	1,495	12,863
Institutional 3 Class
Subscriptions	—	—	2,290,482	21,530,498
Distributions reinvested	53,805	516,526	—	—
Net increase	53,805	516,526	2,290,482	21,530,498
Class T
Subscriptions	9,434	88,122	30,502,808	280,253,189
Distributions reinvested	1,123	10,700	162,231	1,461,702
Redemptions	(65,647)	(613,865)	(48,351,190)	(447,017,034)
Net decrease	(55,090)	(515,043)	(17,686,151)	(165,302,143)
Total net increase	26,309,230	246,864,641	35,936,620	334,043,572
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	35

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$9.36	0.01	(0.50)	(0.49)	(0.21)	(0.21)
Year Ended 5/31/2017	$9.43	(0.09)	0.06	(0.03)	(0.04)	(0.04)
Year Ended 5/31/2016	$9.85	0.05	(0.41)	(0.36)	(0.06)	(0.06)
Year Ended 5/31/2015(d)	$10.00	(0.05)	(0.10)	(0.15)	—	—
Advisor Class
Year Ended 5/31/2018	$9.39	0.04	(0.51)	(0.47)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.06)	0.05	(0.01)	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	0.19	(0.53)	(0.34)	(0.07)	(0.07)
Year Ended 5/31/2015(d)	$10.00	(0.04)	(0.10)	(0.14)	—	—
Class C
Year Ended 5/31/2018	$9.27	(0.06)	(0.49)	(0.55)	(0.18)	(0.18)
Year Ended 5/31/2017	$9.38	(0.16)	0.06	(0.10)	(0.01)	(0.01)
Year Ended 5/31/2016	$9.83	(0.03)	(0.40)	(0.43)	(0.02)	(0.02)
Year Ended 5/31/2015(d)	$10.00	(0.07)	(0.10)	(0.17)	—	—
Institutional Class
Year Ended 5/31/2018	$9.38	0.03	(0.51)	(0.48)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.43	(0.03)	0.03	0.00	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	(0.06)	(0.30)	(0.36)	(0.07)	(0.07)
Year Ended 5/31/2015(d)	$10.00	(0.04)	(0.10)	(0.14)	—	—
Institutional 2 Class
Year Ended 5/31/2018	$9.39	0.05	(0.51)	(0.46)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.03)	0.03	0.00	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
Year Ended 5/31/2015(d)	$10.00	(0.03)	(0.11)	(0.14)	—	—
Institutional 3 Class
Year Ended 5/31/2018	$9.41	0.05	(0.51)	(0.46)	(0.23)	(0.23)
Year Ended 5/31/2017	$9.45	(0.01)	0.03	0.02	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
Year Ended 5/31/2015(d)	$10.00	(0.03)	(0.11)	(0.14)	—	—
Class R
Year Ended 5/31/2018	$9.33	(0.02)	(0.50)	(0.52)	(0.20)	(0.20)
Year Ended 5/31/2017	$9.41	(0.10)	0.05	(0.05)	(0.03)	(0.03)
Year Ended 5/31/2016	$9.84	0.01	(0.40)	(0.39)	(0.04)	(0.04)
Year Ended 5/31/2015(d)	$10.00	(0.05)	(0.11)	(0.16)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$8.66	(5.49%)	1.49% (c)	1.28% (c)	0.06%	0%	$4,343
Year Ended 5/31/2017	$9.36	(0.28%)	1.61%	1.41%	(0.95%)	71%	$5,582
Year Ended 5/31/2016	$9.43	(3.67%)	2.09%	1.39%	0.49%	32%	$18,579
Year Ended 5/31/2015(d)	$9.85	(1.50%)	2.08% (e)	1.50% (e)	(1.42%) (e)	28%	$4,470
Advisor Class
Year Ended 5/31/2018	$8.70	(5.27%)	1.24% (c)	1.03% (c)	0.41%	0%	$4,433
Year Ended 5/31/2017	$9.39	(0.06%)	1.36%	1.15%	(0.66%)	71%	$552
Year Ended 5/31/2016	$9.45	(3.42%)	1.83%	1.12%	2.03%	32%	$1,010
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.80% (e)	1.23% (e)	(1.09%) (e)	28%	$10
Class C
Year Ended 5/31/2018	$8.54	(6.15%)	2.24% (c)	2.03% (c)	(0.68%)	0%	$838
Year Ended 5/31/2017	$9.27	(1.03%)	2.36%	2.16%	(1.68%)	71%	$1,100
Year Ended 5/31/2016	$9.38	(4.42%)	2.84%	2.14%	(0.34%)	32%	$2,272
Year Ended 5/31/2015(d)	$9.83	(1.70%)	2.83% (e)	2.25% (e)	(2.18%) (e)	28%	$932
Institutional Class
Year Ended 5/31/2018	$8.68	(5.35%)	1.24% (c)	1.03% (c)	0.34%	0%	$706,826
Year Ended 5/31/2017	$9.38	0.05%	1.36%	1.08%	(0.28%)	71%	$520,564
Year Ended 5/31/2016	$9.43	(3.63%)	1.84%	1.12%	(0.56%)	32%	$3,450
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.83% (e)	1.23% (e)	(1.09%) (e)	28%	$34,686
Institutional 2 Class
Year Ended 5/31/2018	$8.71	(5.08%)	1.11% (c)	0.90% (c)	0.48%	0%	$825
Year Ended 5/31/2017	$9.39	(0.02%)	1.21%	0.93%	(0.33%)	71%	$23
Year Ended 5/31/2016	$9.45	(3.37%)	1.62%	1.04%	0.69%	32%	$9
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.63% (e)	1.17% (e)	(1.03%) (e)	28%	$10
Institutional 3 Class
Year Ended 5/31/2018	$8.72	(5.16%)	1.05% (c)	0.84% (c)	0.50%	0%	$20,459
Year Ended 5/31/2017	$9.41	0.21%	1.18%	0.88%	(0.07%)	71%	$21,559
Year Ended 5/31/2016	$9.45	(3.34%)	1.57%	0.99%	0.72%	32%	$9
Year Ended 5/31/2015(d)	$9.86	(1.40%)	1.58% (e)	1.12% (e)	(0.98%) (e)	28%	$10
Class R
Year Ended 5/31/2018	$8.61	(5.80%)	1.74% (c)	1.53% (c)	(0.19%)	0%	$9
Year Ended 5/31/2017	$9.33	(0.50%)	1.89%	1.63%	(1.10%)	71%	$9
Year Ended 5/31/2016	$9.41	(3.92%)	2.33%	1.64%	0.09%	32%	$9
Year Ended 5/31/2015(d)	$9.84	(1.60%)	2.33% (e)	1.73% (e)	(1.59%) (e)	28%	$10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	37

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class T
Year Ended 5/31/2018	$9.35	0.00 (f)	(0.50)	(0.50)	(0.21)	(0.21)
Year Ended 5/31/2017	$9.42	(0.09)	0.06	(0.03)	(0.04)	(0.04)
Year Ended 5/31/2016	$9.84	0.02	(0.38)	(0.36)	(0.06)	(0.06)
Year Ended 5/31/2015(d)	$10.00	(0.05)	(0.11)	(0.16)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2018
Class A	0.01%
Advisor Class	0.01%
Class C	0.01%
Institutional Class	0.01%
Institutional 2 Class	0.01%
Institutional 3 Class	0.01%
Class R	0.01%
Class T	less than 0.01%

(d)	The Fund commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Columbia Alternative Beta Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Year Ended 5/31/2018	$8.64	(5.60%)	1.49% (c)	1.28% (c)	0.02%	0%	$368
Year Ended 5/31/2017	$9.35	(0.28%)	1.61%	1.39%	(0.93%)	71%	$913
Year Ended 5/31/2016	$9.42	(3.68%)	2.09%	1.38%	0.24%	32%	$167,528
Year Ended 5/31/2015(d)	$9.84	(1.60%)	2.07% (e)	1.48% (e)	(1.35%) (e)	28%	$114,125
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Alternative Beta Fund | Annual Report 2018	39

Notes to Consolidated Financial Statements
May 31, 2018
Note 1. Organization
Columbia Alternative Beta Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CAAF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2018, the Subsidiary financial statement information is as follows:
CAAF Offshore Fund, Ltd.
% of consolidated fund net assets	26.28%
Net assets	$193,980,330
Net investment income (loss)	218,846
Net realized gain (loss)	(7,086,482)
Net change in unrealized appreciation (depreciation)	7,063,485
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
40	Columbia Alternative Beta Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging)
Columbia Alternative Beta Fund | Annual Report 2018	41

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
42	Columbia Alternative Beta Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Columbia Alternative Beta Fund | Annual Report 2018	43

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on swap contracts	2,632,936*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	712,449
Foreign exchange risk	Net assets — unrealized appreciation on swap contracts	15,402*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	277,129*
Interest rate risk	Upfront payments on swap contracts	14,429
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	5,818,053*
Total		9,470,398

44	Columbia Alternative Beta Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on swap contracts	4,662,335*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	165,342
Foreign exchange risk	Net assets — unrealized depreciation on swap contracts	20,208,086*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	18,569,177*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	676,872*
Total		44,281,812

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	(7,855,006)	(7,855,006)
Credit risk	—	—	109,250	109,250
Equity risk	—	(369,168)	(4,301,364)	(4,670,532)
Foreign exchange risk	(2,498,252)	—	(1,800,320)	(4,298,572)
Interest rate risk	—	—	5,971,372	5,971,372
Total	(2,498,252)	(369,168)	(7,876,068)	(10,743,488)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	7,433,864	7,433,864
Credit risk	—	—	(55,989)	(55,989)
Equity risk	—	285,198	(6,055,385)	(5,770,187)
Foreign exchange risk	1,462,563	—	(19,435,682)	(17,973,119)
Interest rate risk	—	—	(18,649,549)	(18,649,549)
Total	1,462,563	285,198	(36,762,741)	(35,014,980)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	848,093

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	520,362	(266,495)
Total return swap contracts	12,769,355	(18,154,959)

*	Based on the ending daily outstanding amounts for the year ended May 31, 2018.
**	Based on the ending quarterly outstanding amounts for the year ended May 31, 2018.
Columbia Alternative Beta Fund | Annual Report 2018	45

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2018:
	Barclays ($)(a)	Barclays ($)(a)	Citi ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	-	-	-	-	-	-	712,449	712,449
OTC total return swap contracts (b)	165,165	3,446,973	2,167,778	15,402	948,758	203,302	-	-	1,810,090	8,757,468
Repurchase agreements
Total assets	165,165	3,446,973	2,167,778	15,402	948,758	203,302	-	-	2,522,539	9,469,917
Liabilities
Forward foreign currency exchange contracts	-	-	-	-	-	-	31,496	-	133,846	165,342
OTC total return swap contracts (b)	17	644,026	2,278	8,778,577	29,998,188	30,568	-	3,415,529	1,246,806	44,115,989
Total liabilities	17	644,026	2,278	8,778,577	29,998,188	30,568	31,496	3,415,529	1,380,652	44,281,331
Total financial and derivative net assets	165,148	2,802,947	2,165,500	(8,763,175)	(29,049,430)	172,734	(31,496)	(3,415,529)	1,141,887	(34,811,414)
Total collateral received (pledged) (c)	-	2,802,947	1,599,000	(6,400,000)	(19,800,000)	-	-	(1,710,000)	1,141,887	(22,366,166)
Net amount (d)	165,148	-	566,500	(2,363,175)	(9,249,430)	172,734	(31,496)	(1,705,529)	-	(12,445,248)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
46	Columbia Alternative Beta Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Columbia Alternative Beta Fund | Annual Report 2018	47

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The effective management fee rate, net of fee waivers, for the year ended May 31, 2018 was 0.75% of the Fund’s average daily net assets.
Effective October 1, 2016, the Investment Manager has contractually agreed to waive 0.21% of the management fee through September 30, 2019.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2018, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
48	Columbia Alternative Beta Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.19
Class T	0.20
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	10,247
Class C	359
Columbia Alternative Beta Fund | Annual Report 2018	49

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.38%	1.38%
Advisor Class	1.13	1.13
Class C	2.13	2.13
Institutional Class	1.13	1.13
Institutional 2 Class	1.00	1.01
Institutional 3 Class	0.94	0.96
Class R	1.63	1.63
Class T	1.38	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reflected in the cap commitments is the Investment Manager’s contractual agreement to waive 0.21% of its management fee, with this waiver agreement in effect through September 30, 2019, unless sooner terminated at the sole discretion of the Board of Trustees.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2018, these differences were primarily due to differing treatment for derivative investments, swap investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, non-deductible expenses and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
534,635	(7,402,271)	6,867,636
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
50	Columbia Alternative Beta Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2018			Year Ended May 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,601,167	—	15,601,167	1,684,933	—	1,684,933
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes. At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(20,972,018)	(10,452,805)
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
719,750,012	41,078,914	(51,531,719)	(10,452,805)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	19,517,130	1,454,888	20,972,018	—	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
32,868,190	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended May 31, 2018, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Columbia Alternative Beta Fund | Annual Report 2018	51

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the fund may lose money.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
52	Columbia Alternative Beta Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 99.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Alternative Beta Fund | Annual Report 2018	53

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Alternative Beta Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Alternative Beta Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") and its subsidiary as of May 31, 2018, the related consolidated statement of operations for the year ended May 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the consolidated financial highlights for each of the four years in the period ended May 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Columbia Alternative Beta Fund and its subsidiary as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the four years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
54	Columbia Alternative Beta Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Alternative Beta Fund | Annual Report 2018	55

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
56	Columbia Alternative Beta Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Alternative Beta Fund | Annual Report 2018	57

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
58	Columbia Alternative Beta Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Alternative Beta Fund | Annual Report 2018	59

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Columbia Alternative Beta Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN259_05_H01_(07/18)

Annual Report
May 31, 2018
Columbia Diversified Absolute Return Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The year 2017 was an extraordinary year in the financial markets. The S&P 500 Index didn’t experience a single down month and returned over 20%. Continuing this trend, January 2018 marked the fastest start for the index ever. Low volatility, which had been a feature of the U.S. equity market for several years, along with the surge in the S&P 500 Index, drove investor sentiment to very high levels. This arguably set the stage for an overdue correction, which we witnessed in February 2018.
A return to volatility
There have been few periods of market upheaval such as were experienced in the first part of 2018. While investors were taken by surprise by the sudden and pronounced market swings, the return to some level of volatility actually marked a resumption of relatively normal market conditions. Having said that, it’s important to distinguish between a good technical correction where excess enthusiasm in the marketplace is being let out, versus a real change in the underlying fundamentals – things like an underperforming economy or weaker corporate earnings. Our view is that the recent market volatility falls into the former category, and the fundamentals remain strong. We’re continuing to see improvements in global economic activity, and we’re seeing corporate earnings expectations continue to rise – and not just because of tax reform.
Consistency is more important than ever
It’s important to keep in mind that when it comes to long-term investing, it’s the destination, not the journey that matters most. If you have a financial goal that you’ve worked out with your financial advisor, and you have a good asset allocation plan to reach it, it’s a question of sticking with your plan rather than become focused on near-term volatility. Bouts of volatility are normal. After all, it’s hard to cross the ocean without hitting an occasional rough patch. You need to focus on the destination.
One final thought. In weathering volatility, it’s the consistency of the return that is essential. Investors who chase higher returns are usually the first to sell when an investment goes through a bad patch, and they therefore don’t tend to benefit from the recovery. More disciplined investors who perhaps panic less or not at all during periods of volatility, tend to have improved long-term results and are more likely to reach their financial goals. Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets are able to do what matters most to them.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Past performance is no guarantee of future results.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Diversified Absolute Return Fund   |  Annual Report 2018

Columbia Diversified Absolute Return Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Diversified Absolute Return Fund (the Fund) seeks to provide shareholders with absolute (positive) returns.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended May 31, 2018)
		Inception	1 Year	Life
Class A	Excluding sales charges	02/19/15	-2.30	-1.82
	Including sales charges		-7.90	-3.57
Advisor Class		02/19/15	-1.98	-1.57
Class C	Excluding sales charges	02/19/15	-3.08	-2.56
	Including sales charges		-4.05	-2.56
Institutional Class		02/19/15	-2.07	-1.41
Institutional 2 Class		02/19/15	-1.97	-1.44
Institutional 3 Class*		03/01/17	-1.98	-1.56
Class T	Excluding sales charges	02/19/15	-2.26	-1.24
	Including sales charges		-4.71	-2.01
FTSE One-Month U.S. Treasury Bill Index			1.20	0.50
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Diversified Absolute Return Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 19, 2015 — May 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at May 31, 2018)
Common Stocks	61.8
Convertible Bonds	0.3
Exchange-Traded Funds	21.8
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	78.5
Total	162.4

(a)	Includes investments in Money Market Funds (amounting to $45.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at May 31, 2018)
Common Stocks	(62.4)
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	37.1	(31.1)	6.0
Commodities Derivative Contracts	22.8	—	22.8
Equity Derivative Contracts	52.1	(2.9)	49.2
Foreign Currency Derivative Contracts	42.3	(20.3)	22.0
Total Notional Market Value of Derivative Contracts	154.3	(54.3)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income , commodity and equity assets classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Diversified Absolute Return Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
At May 31, 2018, approximately 98.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2018, the Fund’s Class A shares returned -2.30% excluding sales charges. To compare, the FTSE One-Month U.S. Treasury Bill Index returned 1.20% over the same period. As an absolute return fund, it employs a benchmark agnostic strategy and thus comparisons to the FTSE One-Month U.S. Treasury Bill Index are for information purposes only. This Fund is a diversified portfolio that invests across global asset classes using both traditional and alternative investment strategies.
U.S. capital markets experienced divergent backdrops during reporting period
U.S. capital markets experienced divergent backdrops during the 12-month period ended May 31, 2018. From the start of the period in early June 2017 through most of January 2018, U.S. equities recorded gains, supported by discussion and then enactment of tax reform, reasonably strong economic activity, rising commodity prices and favorable corporate earnings reports. Market volatility was unusually low. In early February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Federal Reserve (Fed), exacerbated by solid U.S. labor and inflation data. Such speculation, in turn, stoked a sharp rise in bond yields and an increase in equity market volatility toward more historically normal levels. Heightened volatility persisted through most of the remainder of the period, driven not only by new Fed Chair Powell’s hawkish tilt but also by escalating trade tensions and tariffs, surfacing uncertainty about sanctions on Russia and anticipation about a potential summit between the leaders of the U.S. and North Korea. Most U.S. equity market indices generated negative returns during the last four months of the period. All told, the Fed raised short-term U.S. interest rates three times during the period — in June and December 2017 and in March 2018. These rate hikes, along with a number of macroeconomic drivers, pushed up U.S. Treasury yields across the spectrum of maturities, with the 10-year U.S. Treasury yield breaching 3% toward the end of April 2018 before rallying modestly to end the period at 2.83%.
Alternative beta strategies posted most negative absolute returns
The Fund invests in three core strategies — alpha, which is a measure of return resulting from active management; tactical beta, which seeks opportunities to earn returns from price movements of broad markets; and alternative beta, which seeks to generate returns with relatively low correlation to overall market movements by employing a systematic, rules-based approach. During the period, the alternative beta strategy component posted the largest negative absolute return, followed by the alpha strategy component, which also posted a negative absolute return. The tactical beta strategy contributed positively to Fund results during the period.
Within the alpha strategies sleeve, which is comprised of several internally-managed hedge fund portfolios, the managed futures strategy and the equity market neutral-fundamental strategy posted the biggest negative absolute returns. The global tactical asset allocation strategy, the G10 currency strategy and the equity market neutral-quantitative strategies contributed positively to Fund returns. Within the tactical beta sleeve, the tactical beta core strategy contributed positively to the Fund’s absolute returns, while the equity hedges strategy posted a negative absolute return.
Flexible portfolio structure enabled changes
The Fund features a flexible portfolio structure that employs both fundamental and quantitative methods to identify market opportunities and can dynamically reallocate as market conditions change. Indeed, during the period, there were several material changes in the Fund’s allocation. For example, in July 2017, we allocated Fund assets to an equity market neutral-fundamental strategy and to an equity market neutral-quantitative strategy within the alpha strategies sleeve. In November 2017, we increased the Fund’s allocation to the alternative beta sleeve. In late 2017, we liquidated allocations to the fixed-income absolute return strategy within the alpha strategies sleeve.
4	Columbia Diversified Absolute Return Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
At the end of the period, the Columbia Global Asset Allocation Team favored a modestly positive stance toward equities, given the tactical view that the upside opportunities for stocks — particularly U.S. stocks — seemed to more than offset the downside risks. The positive equity environment we observed was supported by both qualitative and quantitative indicators that favored greater exposure to risk assets. We believed at the end of the period that volatility could continue to contract from early 2018 highs and that there may still be room to be rewarded for holding riskier assets during the second half of 2018. In our view, economic data has been rather resilient, with strong employment statistics on multiple fronts, healthy first quarter corporate earnings and improved expectations for forward earnings. Valuations at the end of May 2018 were not cheap by long-terms metrics, but we feel they had become relatively inexpensive with more earnings growth than price appreciation in the last months of the annual period.
Derivative positions
The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the Fund used futures, options and swaps to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, detracted from the Fund’s results during the period. Also, the underlying managers of hedge fund strategies employed derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940.
Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average tolerance for risk. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund’s investment in otherfunds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution. The Fund employs multiple strategies independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund) while increasing transaction costs. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund’s use of leverage subjects additional fund assets to the risk of loss. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. Short positions (where the underlying asset is not owned) can create unlimited risk. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Diversified Absolute Return Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2017 — May 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	982.10	1,010.02	14.78	14.98	2.99
Advisor Class	1,000.00	1,000.00	983.30	1,011.27	13.55	13.74	2.74
Class C	1,000.00	1,000.00	978.50	1,006.33	18.40	18.66	3.73
Institutional Class	1,000.00	1,000.00	983.40	1,011.32	13.50	13.69	2.73
Institutional 2 Class	1,000.00	1,000.00	983.30	1,011.57	13.25	13.44	2.68
Institutional 3 Class	1,000.00	1,000.00	983.30	1,011.82	13.00	13.19	2.63
Class T	1,000.00	1,000.00	982.40	1,010.07	14.73	14.93	2.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments
May 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 47.1%
Issuer	Shares	Value ($)
Consumer Discretionary 7.2%
Auto Components 0.2%
Gentex Corp.(a)	5,213	125,268
Automobiles 0.1%
General Motors Co.(a)	1,867	79,721
Diversified Consumer Services 0.2%
H&R Block, Inc.(a)	6,403	175,762
Hotels, Restaurants & Leisure 1.7%
Extended Stay America, Inc.(a)	6,444	135,646
International Game Technology PLC(a)	3,988	100,258
Melco Resorts & Entertainment Ltd., ADR(a)	5,826	190,277
Norwegian Cruise Line Holdings Ltd.(a),(b)	5,273	275,989
Royal Caribbean Cruises Ltd.(a)	2,023	212,374
Six Flags Entertainment Corp.(a)	4,740	305,825
Yum China Holdings, Inc.(a)	2,202	86,539
Total		1,306,908
Household Durables 0.5%
Mohawk Industries, Inc.(a),(b)	1,693	345,440
Tupperware Brands Corp.(a)	293	12,353
Total		357,793
Internet & Direct Marketing Retail 0.5%
Amazon.com, Inc.(a),(b)	92	149,925
Expedia Group, Inc.(a)	1,325	160,365
Qurate Retail Group, Inc. QVC Group(b)	4,277	86,951
Total		397,241
Media 0.9%
21st Century Fox, Inc., Class A(a)	6,933	267,267
Charter Communications, Inc., Class A(a),(b)	89	23,233
Comcast Corp., Class A(a)	3,169	98,809
DISH Network Corp., Class A(a),(b)	4,474	132,207
Liberty Global PLC, Class A(a),(b)	4,031	114,924
Total		636,440
Multiline Retail 0.3%
Dollar General Corp.(a)	1,005	87,918
Target Corp.(a)	1,715	125,006
Total		212,924
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.3%
Best Buy Co., Inc.(a)	2,400	163,800
Burlington Stores, Inc.(a),(b)	469	68,591
Home Depot, Inc. (The)(a)	1,911	356,497
Lowe’s Companies, Inc.(a)	1,242	118,002
O’Reilly Automotive, Inc.(a),(b)	270	72,741
Signet Jewelers Ltd.(a)	2,327	100,061
Ulta Beauty, Inc.(a),(b)	461	113,826
Total		993,518
Textiles, Apparel & Luxury Goods 1.5%
Canada Goose Holdings, Inc.(a),(b)	2,959	124,426
PVH Corp.(a)	3,118	498,880
Ralph Lauren Corp.(a)	1,620	218,020
Tapestry, Inc.	2,743	119,924
VF Corp.(a)	2,207	179,120
Total		1,140,370
Total Consumer Discretionary		5,425,945
Consumer Staples 2.7%
Beverages 0.4%
PepsiCo, Inc.(a)	3,290	329,822
Food & Staples Retailing 0.2%
Walgreens Boots Alliance, Inc.(a)	2,522	157,348
Food Products 1.1%
ConAgra Foods, Inc.(a)	692	25,646
Kellogg Co.(a)	6,291	405,077
Mondelez International, Inc., Class A	5,367	210,762
Pilgrim’s Pride Corp.(a),(b)	6,045	117,817
Tyson Foods, Inc., Class A	1,479	99,788
Total		859,090
Household Products 0.2%
Energizer Holdings, Inc.(a)	2,375	144,258
Tobacco 0.8%
Altria Group, Inc.(a)	4,005	223,239
Philip Morris International, Inc.(a)	4,541	361,191
Total		584,430
Total Consumer Staples		2,074,948
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	7

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.6%
Energy Equipment & Services 0.4%
Helmerich & Payne, Inc.(a)	969	64,322
Patterson-UTI Energy, Inc.(a)	5,307	109,749
TechnipFMC PLC(a)	3,031	94,416
Tenaris SA, ADR	1,638	58,804
Total		327,291
Oil, Gas & Consumable Fuels 3.2%
BP PLC, ADR(a)	2,500	114,550
Chevron Corp.(a)	1,009	125,419
Cimarex Energy Co.(a)	1,055	98,031
ConocoPhillips (a)	8,307	559,809
Continental Resources, Inc.(a),(b)	6,223	419,057
Diamondback Energy, Inc.(a)	781	94,313
Marathon Oil Corp.	7,613	163,147
Murphy Oil Corp.(a)	5,906	181,609
PBF Energy, Inc., Class A(a)	1,641	77,422
Suncor Energy, Inc.(a)	6,176	245,681
Valero Energy Corp.(a)	1,499	181,679
World Fuel Services Corp.(a)	1,350	28,188
WPX Energy, Inc.(b)	8,320	151,507
Total		2,440,412
Total Energy		2,767,703
Financials 6.9%
Banks 3.2%
Bank of America Corp.(a)	6,355	184,549
Bank of the Ozarks(a)	6,472	307,679
BB&T Corp.(a)	8,555	449,137
CIT Group, Inc.(a)	2,384	119,033
Citizens Financial Group, Inc.(a)	4,091	167,117
Comerica, Inc.(a)	1,333	125,689
JPMorgan Chase & Co.(a)	1,371	146,711
M&T Bank Corp.	1,994	343,128
Regions Financial Corp.	9,595	175,013
SunTrust Banks, Inc.(a)	3,431	231,627
Wells Fargo & Co.(a)	2,475	133,625
Zions Bancorporation(a)	1,490	81,667
Total		2,464,975
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.0%
Bank of New York Mellon Corp. (The)(a)	4,391	240,407
Federated Investors, Inc., Class B(a)	222	5,388
Invesco Ltd.(a)	5,058	138,185
Lazard Ltd., Class A(a)	3,303	169,906
S&P Global, Inc.(a)	945	186,638
Total		740,524
Consumer Finance 0.2%
Navient Corp.(a)	10,245	141,483
Diversified Financial Services 0.1%
Voya Financial, Inc.(a)	2,045	106,217
Insurance 2.4%
Aflac, Inc.	3,656	164,739
Allstate Corp. (The)(a)	1,268	118,533
American International Group, Inc.(a)	5,951	314,153
Chubb Ltd.(a)	1,179	154,084
CNA Financial Corp.(a)	1,440	67,651
Lincoln National Corp.	4,104	272,054
Old Republic International Corp.(a)	4,310	90,424
Principal Financial Group, Inc.	6,646	370,847
Prudential Financial, Inc.(a)	1,589	153,879
Unum Group(a)	2,550	98,965
Total		1,805,329
Total Financials		5,258,528
Health Care 5.2%
Biotechnology 1.0%
Alder Biopharmaceuticals, Inc.(a),(b)	4,072	71,056
Alexion Pharmaceuticals, Inc.(a),(b)	519	60,272
Atara Biotherapeutics, Inc.(a),(b)	1,460	72,708
Biogen, Inc.(a),(b)	180	52,913
BioMarin Pharmaceutical, Inc.(a),(b)	930	84,016
bluebird bio, Inc.(a),(b)	299	53,536
Gilead Sciences, Inc.(a)	655	44,147
Immunomedics, Inc.(a),(b)	3,296	72,710
Puma Biotechnology, Inc.(a),(b)	859	45,484
Sage Therapeutics, Inc.(a),(b)	438	66,878

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
TESARO, Inc.(a),(b)	1,079	49,386
Vertex Pharmaceuticals, Inc.(a),(b)	338	52,052
Total		725,158
Health Care Equipment & Supplies 1.1%
Baxter International, Inc.(a)	2,500	177,100
Hill-Rom Holdings, Inc.(a)	244	22,448
Medtronic PLC(a)	3,278	282,957
STERIS PLC(a)	1,800	186,912
Varian Medical Systems, Inc.(a),(b)	1,472	173,505
Total		842,922
Health Care Providers & Services 1.2%
Brookdale Senior Living, Inc.(a),(b)	8,598	67,666
Envision Healthcare Corp.(a),(b)	3,312	142,018
Express Scripts Holding Co.(a),(b)	2,420	183,460
UnitedHealth Group, Inc.(a)	429	103,608
WellCare Health Plans, Inc.(a),(b)	2,007	444,892
Total		941,644
Life Sciences Tools & Services 0.5%
Charles River Laboratories International, Inc.(a),(b)	3,251	349,547
Pharmaceuticals 1.4%
Allergan PLC(a)	678	102,242
Eli Lilly & Co.(a)	231	19,644
GW Pharmaceuticals PLC, ADR(a),(b)	555	89,349
Johnson & Johnson(a)	1,634	195,459
Mallinckrodt PLC(a),(b)	4,330	72,961
Perrigo Co. PLC(a)	1,806	132,127
Pfizer, Inc.(a)	12,490	448,766
Total		1,060,548
Total Health Care		3,919,819
Industrials 7.2%
Aerospace & Defense 1.4%
Boeing Co. (The)(a)	531	186,997
General Dynamics Corp.(a)	2,115	426,617
L3 Technologies, Inc.(a)	2,146	425,616
Total		1,039,230
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.2%
Alaska Air Group, Inc.(a)	7,445	452,730
Copa Holdings SA, Class A(a)	974	107,919
Delta Air Lines, Inc.(a)	6,750	364,838
Total		925,487
Building Products 0.2%
Masco Corp.	4,795	178,710
Commercial Services & Supplies —%
Pitney Bowes, Inc.(a)	4,051	36,054
Electrical Equipment 0.4%
Acuity Brands, Inc.(a)	1,394	164,840
AMETEK, Inc.(a)	2,221	162,200
Total		327,040
Industrial Conglomerates 0.6%
Carlisle Companies, Inc.(a)	4,131	443,628
Machinery 2.5%
Allison Transmission Holdings, Inc.(a)	4,159	171,808
Crane Co.(a)	1,921	159,654
Cummins, Inc.(a)	286	40,724
Deere & Co.	410	61,299
Gardner Denver Holdings, Inc.(a),(b)	11,139	366,139
Graco, Inc.(a)	3,451	156,675
Ingersoll-Rand PLC(a)	4,969	434,986
ITT, Inc.(a)	1,954	100,866
REV Group, Inc.(a)	22,865	387,791
Total		1,879,942
Marine 0.5%
Kirby Corp.(b)	4,292	389,284
Road & Rail 0.1%
Norfolk Southern Corp.	440	66,726
Trading Companies & Distributors 0.3%
WW Grainger, Inc.(a)	618	190,956
Total Industrials		5,477,057

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	9

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 7.2%
Communications Equipment 0.3%
Arista Networks, Inc.(a),(b)	118	29,684
F5 Networks, Inc.(a),(b)	1,086	187,998
Total		217,682
Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.(a)	726	67,576
Trimble Navigation Ltd.(a),(b)	2,420	80,005
Zebra Technologies Corp., Class A(a),(b)	1,416	217,370
Total		364,951
Internet Software & Services 0.8%
Alibaba Group Holding Ltd., ADR(a),(b)	335	66,333
Alphabet, Inc., Class A(a),(b)	302	332,200
VeriSign, Inc.(a),(b)	1,410	183,921
Total		582,454
IT Services 2.6%
Automatic Data Processing, Inc.(a)	558	72,551
Booz Allen Hamilton Holdings Corp.(a)	11,490	518,084
First Data Corp., Class A(a),(b)	14,544	276,336
FleetCor Technologies, Inc.(a),(b)	1,334	265,933
MasterCard, Inc., Class A(a)	966	183,656
Pagseguro Digital Ltd., Class A(b)	7,470	248,527
PayPal Holdings, Inc.(a),(b)	1,230	100,946
Visa, Inc., Class A(a)	2,175	284,316
Total		1,950,349
Semiconductors & Semiconductor Equipment 1.1%
Broadcom, Inc.(a)	498	125,531
MACOM Technology Solutions Holdings, Inc.(b)	4,585	103,392
Marvell Technology Group Ltd.(a)	7,937	170,963
Microchip Technology, Inc.	723	70,406
Micron Technology, Inc.(a),(b)	1,914	110,227
NVIDIA Corp.(a)	265	66,830
ON Semiconductor Corp.(a),(b)	5,829	146,483
Teradyne, Inc.	1,773	67,214
Total		861,046
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.1%
Activision Blizzard, Inc.(a)	1,473	104,451
Adobe Systems, Inc.(a),(b)	608	151,562
CA, Inc.(a)	503	17,977
Cadence Design Systems, Inc.(a),(b)	543	23,050
Electronic Arts, Inc.(a),(b)	1,381	180,787
Fortinet, Inc.(a),(b)	3,215	196,694
Microsoft Corp.(a)	1,888	186,610
Total		861,131
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.(a)	769	143,703
Electronics for Imaging, Inc.(a),(b)	7,590	253,734
HP, Inc.(a)	3,652	80,454
NetApp, Inc.(a)	2,417	165,129
Western Digital Corp.(a)	95	7,933
Total		650,953
Total Information Technology		5,488,566
Materials 2.3%
Chemicals 1.0%
Cabot Corp.(a)	1,587	95,617
Celanese Corp., Class A(a)	1,657	187,108
DowDuPont, Inc.(a)	1,981	127,002
LyondellBasell Industries NV, Class A(a)	1,609	180,401
Westlake Chemical Corp.(a)	1,326	153,458
Total		743,586
Containers & Packaging 0.4%
Avery Dennison Corp.(a)	599	62,913
Owens-Illinois, Inc.(a),(b)	9,300	172,980
Packaging Corp. of America(a)	785	92,238
Total		328,131
Metals & Mining 0.7%
Alcoa Corp.(a),(b)	456	21,920
Freeport-McMoRan, Inc.(a)	4,403	74,410
Steel Dynamics, Inc.	4,425	218,728
United States Steel Corp.(a)	4,931	181,806
Total		496,864

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.2%
Domtar Corp.(a)	3,111	149,546
Total Materials		1,718,127
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITS) 2.2%
American Tower Corp.	348	48,153
CoreCivic, Inc.(a)	5,772	124,213
Coresite Realty Corp.(a)	1,386	147,138
Duke Realty Corp.(a)	4,771	134,160
Equinix, Inc.(a)	571	226,601
Equity LifeStyle Properties, Inc.(a)	6,412	582,851
Gaming and Leisure Properties, Inc.(a)	2,535	88,978
Invitation Homes, Inc.	4,569	100,564
Mack-Cali Realty Corp.	4,854	95,964
SBA Communications Corp.(a),(b)	669	105,749
Total		1,654,371
Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.(a)	49	8,024
Realogy Holdings Corp.(a)	5,065	120,497
Total		128,521
Total Real Estate		1,782,892
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.6%
BCE, Inc.(a)	10,668	444,535
Total Telecommunication Services		444,535
Utilities 1.8%
Electric Utilities 0.9%
American Electric Power Co., Inc.(a)	5,307	360,611
Edison International(a)	3,010	187,101
Xcel Energy, Inc.(a)	2,421	110,204
Total		657,916
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.9%
Ameren Corp.(a)	4,714	279,021
DTE Energy Co.(a)	1,083	110,932
NiSource, Inc.(a)	13,157	332,872
Total		722,825
Total Utilities		1,380,741
Total Common Stocks (Cost $34,324,894)		35,738,861

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
DISH Network Corp.
08/15/2026	3.375%	187,000	165,836
Total Convertible Bonds (Cost $203,764)			165,836

Exchange-Traded Funds 16.7%
	Shares	Value ($)
iPath Bloomberg Commodity Index Total Return ETN(b)	161,710	4,112,285
iShares TIPS Bond ETF	43,210	4,860,261
Vanguard Mortgage-Backed Securities ETF	31,549	1,624,458
Vanguard REIT ETF	25,683	2,026,132
Total Exchange-Traded Funds (Cost $12,471,639)		12,623,136

Money Market Funds 59.9%

Columbia Short-Term Cash Fund, 1.907%(c),(d)	45,439,416	45,439,416
Total Money Market Funds (Cost $45,438,415)		45,439,416
Total Investments in Securities (Cost $92,438,712)		93,967,249

Investments in securities sold short

Common Stocks (47.6)%
Issuer	Shares	Value ($)
Consumer Discretionary (7.5)%
Auto Components (0.2)%
Autoliv, Inc.	(532)	(78,720)
Delphi Technologies PLC	(1,365)	(68,386)
Total		(147,106)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	11

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Automobiles (0.9)%
Ferrari NV	(2,074)	(272,420)
Ford Motor Co.	(25,076)	(289,628)
Tesla, Inc.(b)	(541)	(154,039)
Total		(716,087)
Distributors (0.2)%
Genuine Parts Co.	(1,813)	(164,602)
Diversified Consumer Services (0.0)%
Bright Horizons Family Solutions, Inc.(b)	(282)	(28,538)
Hotels, Restaurants & Leisure (0.8)%
Chipotle Mexican Grill, Inc.(b)	(311)	(133,786)
Darden Restaurants, Inc.	(802)	(70,103)
Domino’s Pizza, Inc.	(148)	(37,219)
Dunkin’ Brands Group, Inc.	(1,080)	(69,152)
Hyatt Hotels Corp., Class A	(958)	(78,297)
MGM Resorts International	(240)	(7,548)
Norwegian Cruise Line Holdings Ltd.(b)	(2,093)	(109,548)
Starbucks Corp.	(2,050)	(116,174)
Total		(621,827)
Internet & Direct Marketing Retail (0.2)%
Amazon.com, Inc.(b)	(12)	(19,556)
Netflix, Inc.(b)	(407)	(143,101)
Total		(162,657)
Leisure Products (0.3)%
Mattel, Inc.	(8,330)	(129,282)
Polaris Industries, Inc.	(799)	(89,408)
Total		(218,690)
Media (0.7)%
Madison Square Garden Co. (The), Class A(b)	(79)	(20,701)
Omnicom Group, Inc.	(1,819)	(131,114)
Pearson PLC	(8,884)	(106,430)
Walt Disney Co. (The)	(2,756)	(274,139)
Total		(532,384)
Multiline Retail (0.4)%
Target Corp.	(3,585)	(261,311)
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail (2.1)%
Abercrombie & Fitch Co., Class A	(3,600)	(85,860)
AutoZone, Inc.(b)	(161)	(104,540)
Bed Bath & Beyond, Inc.	(2,974)	(54,008)
Best Buy Co., Inc.	(3,454)	(235,735)
CarMax, Inc.(b)	(1,933)	(133,222)
Dick’s Sporting Goods, Inc.	(2,706)	(99,040)
DSW, Inc., Class A	(3,293)	(78,637)
Murphy U.S.A., Inc.(b)	(1,550)	(103,478)
Penske Automotive Group, Inc.	(2,771)	(133,424)
Tiffany & Co.	(1,926)	(251,882)
TJX Companies, Inc. (The)	(3,428)	(309,617)
Total		(1,589,443)
Textiles, Apparel & Luxury Goods (1.7)%
Deckers Outdoor Corp.(b)	(785)	(88,831)
G-III Apparel Group Ltd.(b)	(4,514)	(189,137)
Michael Kors Holdings Ltd.(b)	(1,152)	(66,113)
Nike, Inc., Class B	(1,650)	(118,470)
Skechers U.S.A., Inc., Class A(b)	(1,569)	(45,595)
Steven Madden Ltd.	(1,657)	(87,572)
Under Armour, Inc., Class C(b)	(19,993)	(378,268)
VF Corp.	(3,600)	(292,176)
Total		(1,266,162)
Total Consumer Discretionary		(5,708,807)
Consumer Staples (2.7)%
Beverages (1.2)%
Brown-Forman Corp., Class B	(3,936)	(222,620)
Coca-Cola Co. (The)	(6,438)	(276,834)
Constellation Brands, Inc., Class A	(1,662)	(370,759)
Monster Beverage Corp.(b)	(1,050)	(53,718)
Total		(923,931)
Food & Staples Retailing (0.1)%
Casey’s General Stores, Inc.	(1,061)	(102,705)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products (0.5)%
Dean Foods Co.	(6,188)	(59,219)
Hain Celestial Group, Inc. (The)(b)	(4,161)	(106,189)
Kraft Heinz Co. (The)	(1,950)	(112,086)
McCormick & Co., Inc.	(744)	(75,144)
Total		(352,638)
Household Products (0.8)%
Church & Dwight Co., Inc.	(1,340)	(62,913)
Clorox Co. (The)	(1,971)	(238,156)
Procter & Gamble Co. (The)	(3,615)	(264,510)
Total		(565,579)
Personal Products (0.1)%
Coty, Inc., Class A	(7,797)	(103,310)
Total Consumer Staples		(2,048,163)
Energy (3.8)%
Energy Equipment & Services (1.2)%
Dril-Quip, Inc.(b)	(1,493)	(71,739)
Frank’s International NV	(30,461)	(224,802)
National Oilwell Varco, Inc.	(7,399)	(306,466)
Oceaneering International, Inc.	(6,855)	(163,355)
Patterson-UTI Energy, Inc.	(598)	(12,366)
Weatherford International PLC(b)	(44,494)	(150,835)
Total		(929,563)
Oil, Gas & Consumable Fuels (2.6)%
Apache Corp.	(7,165)	(286,600)
Cabot Oil & Gas Corp.	(11,988)	(273,926)
Cheniere Energy, Inc.(b)	(2,167)	(144,365)
Diamondback Energy, Inc.	(951)	(114,843)
Extraction Oil & Gas, Inc.(b)	(558)	(9,464)
Exxon Mobil Corp.	(3,704)	(300,913)
Gulfport Energy Corp.(b)	(6,734)	(74,815)
Hess Corp.	(1,216)	(73,471)
Laredo Petroleum, Inc.(b)	(14,453)	(134,124)
Murphy Oil Corp.	(2,671)	(82,133)
ONEOK, Inc.	(2,043)	(139,251)
Parsley Energy, Inc.(b)	(4,352)	(128,297)
Common Stocks (continued)
Issuer	Shares	Value ($)
SM Energy Co.	(1,146)	(30,025)
WPX Energy, Inc.(b)	(7,421)	(135,136)
Total		(1,927,363)
Total Energy		(2,856,926)
Financials (7.1)%
Banks (2.7)%
Bank of Hawaii Corp.	(442)	(37,539)
Bank of the Ozarks	(1,186)	(56,382)
Cullen/Frost Bankers, Inc.	(2,387)	(272,667)
East West Bancorp, Inc.	(3,137)	(217,959)
Fifth Third Bancorp	(8,593)	(262,774)
First Hawaiian, Inc.	(2,180)	(63,830)
First Republic Bank	(1,345)	(133,962)
People’s United Financial, Inc.	(5,606)	(103,207)
Pinnacle Financial Partners, Inc.	(1,965)	(131,753)
PNC Financial Services Group, Inc. (The)	(1,934)	(277,355)
Prosperity Bancshares, Inc.	(1,666)	(120,668)
Regions Financial Corp.	(15,217)	(277,558)
Signature Bank(b)	(828)	(105,562)
Total		(2,061,216)
Capital Markets (2.2)%
Affiliated Managers Group, Inc.	(529)	(84,249)
Cboe Global Markets, Inc.	(736)	(71,804)
Charles Schwab Corp. (The)	(4,819)	(268,033)
Factset Research Systems, Inc.	(393)	(78,997)
Franklin Resources, Inc.	(7,304)	(245,195)
Goldman Sachs Group, Inc. (The)	(1,078)	(243,499)
Moody’s Corp.	(1,171)	(199,737)
Raymond James Financial, Inc.	(846)	(81,690)
T Rowe Price Group, Inc.	(2,544)	(308,892)
Thomson Reuters Corp.	(3,017)	(117,120)
Total		(1,699,216)
Diversified Financial Services (0.1)%
Berkshire Hathaway, Inc., Class B(b)	(339)	(64,929)
Insurance (1.9)%
Alleghany Corp.	(205)	(116,965)
American International Group, Inc.	(511)	(26,976)
Aon PLC	(1,904)	(266,312)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	13

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Brown & Brown, Inc.	(4,822)	(133,955)
Chubb Ltd.	(816)	(106,643)
Markel Corp.(b)	(78)	(85,572)
RenaissanceRe Holdings Ltd.	(978)	(120,069)
Travelers Companies, Inc. (The)	(1,267)	(162,835)
White Mountains Insurance Group Ltd.	(102)	(92,012)
Willis Towers Watson PLC	(1,585)	(239,573)
WR Berkley Corp.	(1,121)	(85,723)
Total		(1,436,635)
Thrifts & Mortgage Finance (0.2)%
TFS Financial Corp.	(8,746)	(139,936)
Total Financials		(5,401,932)
Health Care (5.2)%
Biotechnology (1.1)%
Alnylam Pharmaceuticals, Inc.(b)	(290)	(28,846)
AMAG Pharmaceuticals, Inc.(b)	(3,193)	(78,069)
Amgen, Inc.	(582)	(104,539)
Epizyme, Inc.(b)	(2,875)	(50,169)
Fibrogen, Inc.(b)	(668)	(36,005)
Halozyme Therapeutics, Inc.(b)	(2,058)	(37,867)
Intrexon Corp.(b)	(4,525)	(75,025)
Ironwood Pharmaceuticals, Inc.(b)	(2,395)	(44,499)
Ligand Pharmaceuticals, Inc.(b)	(392)	(75,354)
Madrigal Pharmaceuticals, Inc.(b)	(427)	(113,415)
Myriad Genetics, Inc.(b)	(1,077)	(39,321)
OPKO Health, Inc.(b)	(15,006)	(58,223)
PDL BioPharma, Inc.(b)	(15,434)	(41,209)
Radius Health, Inc.(b)	(1,006)	(28,671)
United Therapeutics Corp.(b)	(474)	(50,519)
Total		(861,731)
Health Care Equipment & Supplies (1.5)%
ABIOMED, Inc.(b)	(349)	(133,018)
Align Technology, Inc.(b)	(453)	(150,373)
Becton Dickinson and Co.	(835)	(185,028)
Boston Scientific Corp.(b)	(1,844)	(56,039)
Dexcom, Inc.(b)	(1,564)	(137,616)
Hologic, Inc.(b)	(3,050)	(115,565)
Common Stocks (continued)
Issuer	Shares	Value ($)
Stryker Corp.	(1,672)	(290,961)
Teleflex, Inc.	(153)	(40,876)
Total		(1,109,476)
Health Care Providers & Services (0.7)%
Acadia Healthcare Co., Inc.(b)	(731)	(29,379)
Aetna, Inc.	(734)	(129,279)
DaVita, Inc.(b)	(995)	(66,506)
Henry Schein, Inc.(b)	(1,583)	(109,544)
Laboratory Corp. of America Holdings(b)	(49)	(8,849)
Quest Diagnostics, Inc.	(667)	(71,055)
Universal Health Services, Inc., Class B	(1,119)	(128,663)
Total		(543,275)
Health Care Technology (0.3)%
athenahealth, Inc.(b)	(237)	(35,662)
Cerner Corp.(b)	(2,593)	(154,750)
Total		(190,412)
Life Sciences Tools & Services (0.3)%
Bio-Rad Laboratories, Inc., Class A(b)	(373)	(107,099)
IQVIA Holdings, Inc.(b)	(751)	(74,296)
Waters Corp.(b)	(325)	(62,602)
Total		(243,997)
Pharmaceuticals (1.3)%
Akorn, Inc.(b)	(590)	(8,242)
Astrazeneca PLC, ADR	(2,135)	(79,059)
Novo Nordisk A/S, ADR	(5,715)	(271,691)
Perrigo Co. PLC	(829)	(60,650)
Roche Holding AG, ADR	(2,691)	(72,146)
Sanofi, ADR	(5,653)	(216,340)
Zoetis, Inc.	(3,608)	(301,990)
Total		(1,010,118)
Total Health Care		(3,959,009)
Industrials (7.4)%
Aerospace & Defense (0.6)%
Curtiss-Wright Corp.	(537)	(68,333)
Esterline Technologies Corp.(b)	(1,406)	(102,568)
Harris Corp.	(716)	(107,736)
Huntington Ingalls Industries, Inc.	(531)	(117,388)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Northrop Grumman Corp.	(28)	(9,163)
Triumph Group, Inc.	(2,399)	(50,859)
Total		(456,047)
Air Freight & Logistics (0.8)%
C.H. Robinson Worldwide, Inc.	(1,072)	(93,264)
Expeditors International of Washington, Inc.	(1,019)	(75,895)
Fedex Corp.	(480)	(119,578)
United Parcel Service, Inc., Class B	(2,559)	(297,151)
Total		(585,888)
Airlines (0.6)%
American Airlines Group, Inc.	(329)	(14,325)
Spirit Airlines, Inc.(b)	(3,240)	(118,875)
United Continental Holdings, Inc.(b)	(4,197)	(292,069)
Total		(425,269)
Building Products (0.4)%
Allegion PLC	(904)	(69,093)
AO Smith Corp.	(1,446)	(91,199)
Armstrong World Industries, Inc.(b)	(1,041)	(63,084)
Johnson Controls International PLC	(3,269)	(109,708)
Total		(333,084)
Commercial Services & Supplies (0.7)%
Clean Harbors, Inc.(b)	(95)	(5,035)
Republic Services, Inc.	(3,118)	(210,247)
Stericycle, Inc.(b)	(939)	(59,627)
Waste Management, Inc.	(3,050)	(252,265)
Total		(527,174)
Construction & Engineering (0.3)%
Fluor Corp.	(4,005)	(195,204)
Valmont Industries, Inc.	(508)	(74,244)
Total		(269,448)
Electrical Equipment (0.4)%
Emerson Electric Co.	(4,045)	(286,548)
Industrial Conglomerates (0.7)%
3M Co.	(1,238)	(244,171)
Roper Technologies, Inc.	(1,056)	(291,234)
Total		(535,405)
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery (1.6)%
Allison Transmission Holdings, Inc.	(1,488)	(61,469)
Deere & Co.	(870)	(130,074)
Illinois Tool Works	(1,789)	(257,079)
Kennametal, Inc.	(6,956)	(258,972)
Oshkosh Corp.	(1,523)	(110,798)
Trinity Industries, Inc.	(3,651)	(125,923)
Wabtec Corp.	(1,385)	(135,051)
Welbilt, Inc.(b)	(5,484)	(106,774)
Total		(1,186,140)
Professional Services (0.8)%
Dun & Bradstreet Corp. (The)	(645)	(79,213)
IHS Markit Ltd.(b)	(5,004)	(246,597)
Nielsen Holdings PLC	(4,672)	(140,954)
Verisk Analytics, Inc.(b)	(1,634)	(173,596)
Total		(640,360)
Road & Rail (0.2)%
AMERCO	(55)	(17,762)
Heartland Express, Inc.	(3,369)	(62,933)
Landstar System, Inc.	(628)	(71,215)
Total		(151,910)
Trading Companies & Distributors (0.3)%
Air Lease Corp.	(2,678)	(118,930)
WESCO International, Inc.(b)	(1,756)	(104,219)
Total		(223,149)
Total Industrials		(5,620,422)
Information Technology (7.0)%
Communications Equipment (0.4)%
CommScope Holding Co., Inc.(b)	(3,143)	(92,153)
Juniper Networks, Inc.	(8,311)	(221,405)
Total		(313,558)
Electronic Equipment, Instruments & Components (0.5)%
Arrow Electronics, Inc.(b)	(1,408)	(104,361)
Avnet, Inc.	(2,897)	(110,434)
Corning Inc	(309)	(8,395)
Dolby Laboratories, Inc., Class A	(1,101)	(69,143)
Vishay Intertechnology, Inc.	(3,885)	(82,362)
Total		(374,695)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	15

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services (0.1)%
Akamai Technologies, Inc.(b)	(1,013)	(76,360)
IT Services (1.6)%
Convergys Corp.	(5,678)	(134,228)
Gartner, Inc.(b)	(891)	(118,271)
Infosys Ltd., ADR	(3,533)	(64,265)
Jack Henry & Associates, Inc.	(623)	(77,912)
Paychex, Inc.	(4,308)	(282,519)
Square, Inc., Class A(b)	(2,471)	(143,936)
Syntel, Inc.(b)	(2,337)	(73,616)
Western Union Co.	(10,237)	(203,614)
Wex, Inc.(b)	(759)	(133,440)
Total		(1,231,801)
Semiconductors & Semiconductor Equipment (1.6)%
Advanced Micro Devices, Inc.(b)	(2,856)	(39,213)
Amkor Technology, Inc.(b)	(29,477)	(268,241)
Analog Devices, Inc.	(1,387)	(134,789)
Cavium, Inc.(b)	(1,100)	(91,971)
Qorvo, Inc.(b)	(2,929)	(235,052)
QUALCOMM, Inc.	(4,824)	(280,371)
Universal Display Corp.	(1,112)	(110,088)
Versum Materials, Inc.	(1,391)	(55,598)
Total		(1,215,323)
Software (1.4)%
Autodesk, Inc.(b)	(987)	(127,422)
CA, Inc.	(8,030)	(286,992)
Check Point Software Technologies Ltd.(b)	(1,121)	(109,141)
Citrix Systems, Inc.(b)	(2,707)	(285,913)
FireEye, Inc.(b)	(2,820)	(47,066)
Nuance Communications, Inc.(b)	(3,736)	(50,473)
PTC, Inc.(b)	(1,580)	(136,259)
Total		(1,043,266)
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals (1.4)%
Hewlett Packard Enterprise Co.	(22,506)	(342,991)
HP, Inc.	(13,139)	(289,452)
NetApp, Inc.	(3,110)	(212,475)
Seagate Technology	(1,492)	(84,074)
Xerox Corp.	(3,875)	(105,323)
Total		(1,034,315)
Total Information Technology		(5,289,318)
Materials (2.3)%
Chemicals (1.4)%
Air Products & Chemicals, Inc.	(438)	(70,698)
Albemarle Corp.	(1,189)	(111,136)
Ecolab, Inc.	(2,253)	(321,300)
International Flavors & Fragrances, Inc.	(552)	(67,416)
Mosaic Co. (The)	(2,839)	(78,044)
Platform Specialty Products Corp.(b)	(9,472)	(114,232)
Praxair, Inc.	(529)	(82,662)
Scotts Miracle-Gro Co. (The), Class A	(826)	(70,317)
WR Grace & Co.	(1,656)	(118,553)
Total		(1,034,358)
Construction Materials (0.2)%
Martin Marietta Materials, Inc.	(125)	(27,859)
Vulcan Materials Co.	(961)	(122,758)
Total		(150,617)
Containers & Packaging (0.4)%
AptarGroup, Inc.	(875)	(80,780)
Ball Corp.	(2,849)	(105,270)
Sealed Air Corp.	(2,670)	(116,305)
Total		(302,355)
Metals & Mining (0.3)%
Newmont Mining Corp.	(1,703)	(66,298)
Royal Gold, Inc.	(2,256)	(202,273)
Total		(268,571)
Total Materials		(1,755,901)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate (2.3)%
Equity Real Estate Investment Trusts (REITS) (2.3)%
Alexandria Real Estate Equities, Inc.	(108)	(13,491)
American Campus Communities, Inc.	(1,840)	(73,784)
Crown Castle International Corp.	(165)	(17,185)
Federal Realty Investment Trust	(906)	(107,714)
Healthcare Trust of America, Inc., Class A	(4,417)	(113,340)
Kimco Realty Corp.	(17,260)	(266,840)
Macerich Co. (The)	(2,030)	(112,929)
Omega Healthcare Investors, Inc.	(2,149)	(65,867)
Public Storage	(1,374)	(291,068)
Realty Income Corp.	(1,960)	(104,468)
Uniti Group, Inc.	(689)	(14,448)
Washington Prime Group, Inc.	(36,857)	(267,950)
Welltower, Inc.	(5,070)	(292,286)
Total		(1,741,370)
Total Real Estate		(1,741,370)
Telecommunication Services (0.6)%
Diversified Telecommunication Services (0.4)%
AT&T, Inc.	(8,616)	(278,469)
Wireless Telecommunication Services (0.2)%
Rogers Communications, Inc.	(3,867)	(181,440)
Total Telecommunication Services		(459,909)
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities (1.7)%
Electric Utilities (0.7)%
PPL Corp.	(8,746)	(238,941)
Southern Co. (The)	(6,185)	(277,706)
Total		(516,647)
Multi-Utilities (0.7)%
Consolidated Edison, Inc.	(3,587)	(275,230)
Dominion Energy, Inc.	(3,967)	(254,642)
Total		(529,872)
Water Utilities (0.3)%
Aqua America, Inc.	(6,212)	(215,557)
Total Utilities		(1,262,076)
Total Common Stocks (Proceeds $34,933,068)		(36,103,833)
Total Investments in Securities Sold Short (Proceeds $34,933,068)		(36,103,833)
Total Investments in Securities, Net of Securities Sold Short		57,863,416
Other Assets & Liabilities, Net		17,939,180
Net Assets		75,802,596

At May 31, 2018, securities and/or cash totaling $49,656,170 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,538,000 NOK	1,181,967 USD	Citi	06/13/2018	15,903	—
1,277,100 USD	10,545,000 NOK	Citi	06/13/2018	12,074	—
3,686,098 USD	29,404,000 NOK	Citi	06/13/2018	—	(91,324)
6,157,755 USD	8,871,000 NZD	HSBC	06/13/2018	50,197	—
500,000 CHF	508,310 USD	HSBC	06/18/2018	340	—
500,000 EUR	605,550 USD	HSBC	06/18/2018	20,357	—
400,000 GBP	551,580 USD	HSBC	06/18/2018	19,440	—
85,800,000 JPY	786,578 USD	HSBC	06/18/2018	—	(2,938)
3,300,000 NOK	411,801 USD	HSBC	06/18/2018	8,277	—
500,000 NZD	350,088 USD	HSBC	06/18/2018	186	—
3,400,000 SEK	385,375 USD	HSBC	06/18/2018	—	(599)
1,900,000 SGD	1,435,425 USD	HSBC	06/18/2018	15,925	—
468,530 USD	600,000 CAD	HSBC	06/18/2018	—	(5,589)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	17

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
616,707 USD	500,000 EUR	HSBC	06/18/2018	—	(31,515)
562,500 USD	400,000 GBP	HSBC	06/18/2018	—	(30,360)
799,449 USD	85,800,000 JPY	HSBC	06/18/2018	—	(9,933)
422,577 USD	3,300,000 NOK	HSBC	06/18/2018	—	(19,053)
1,446,941 USD	1,900,000 SGD	HSBC	06/18/2018	—	(27,441)
14,334,000 JPY	131,237 USD	HSBC	07/09/2018	—	(862)
30,141 USD	3,262,000 JPY	HSBC	07/09/2018	—	(79)
894,000 GBP	1,187,189 USD	Morgan Stanley	06/13/2018	—	(1,824)
53,496,000 SEK	6,237,938 USD	Morgan Stanley	06/13/2018	167,481	—
3,718,200 USD	2,743,000 GBP	Morgan Stanley	06/13/2018	—	(70,030)
2,320,277 USD	20,665,000 SEK	Morgan Stanley	06/13/2018	24,683	—
1,379,000 CAD	1,078,685 USD	Morgan Stanley	07/09/2018	14,077	—
245,000 EUR	293,658 USD	Morgan Stanley	07/09/2018	6,426	—
149,903 USD	194,000 CAD	Morgan Stanley	07/09/2018	—	(132)
80,716 USD	69,000 EUR	Morgan Stanley	07/09/2018	178	—
184,936 USD	136,000 GBP	Morgan Stanley	07/09/2018	—	(3,808)
6,106,000 CHF	6,140,615 USD	UBS	06/13/2018	—	(59,816)
2,086,000 EUR	2,503,108 USD	UBS	06/13/2018	62,679	—
267,472,000 JPY	2,455,170 USD	UBS	06/13/2018	—	(5,163)
2,417,528 USD	2,086,000 EUR	UBS	06/13/2018	22,901	—
Total				441,124	(360,466)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	27	09/2018	JPY	408,542,035	—	(3,742)
Australian 10-Year Bond	9	06/2018	AUD	1,161,048	1,205	—
CAC40 Index	4	06/2018	EUR	215,120	—	(5,163)
DAX Index	1	06/2018	EUR	315,300	195	—
Euro CHF 3-Month ICE	6	09/2018	CHF	1,511,250	—	(117)
EURO STOXX 50	30	06/2018	EUR	1,022,100	26,369	—
EURO STOXX 50	7	06/2018	EUR	238,490	—	(5,232)
Euro-Buxl 30-Year	6	09/2018	EUR	1,089,221	—	(13,458)
FTSE 100 Index	54	06/2018	GBP	4,141,800	481,416	—
FTSE 100 Index	15	06/2018	GBP	1,150,500	115,978	—
Hang Seng Index	5	06/2018	HKD	7,624,250	1,918	—
MSCI Emerging Markets Index	29	06/2018	USD	1,626,465	—	(151,237)
MSCI Singapore IX ETS	10	06/2018	SGD	391,500	—	(6,718)
OMXS30 Index	17	06/2018	SEK	2,623,950	—	(11,273)
S&P 500 E-mini	3	06/2018	USD	405,825	4,380	—
S&P 500 E-mini	50	06/2018	USD	6,763,750	—	(196,339)
S&P/TSE 60 Index	3	06/2018	CAD	569,580	11,237	—
SPI 200 Index	26	06/2018	AUD	3,910,400	44,280	—
TOPIX Index	8	06/2018	JPY	139,560,000	36,655	—
TOPIX Index	2	06/2018	JPY	34,890,000	—	(4,977)
U.S. Ultra Bond	20	09/2018	USD	3,185,295	99,942	—
Total					823,575	(398,256)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	(7)	06/2018	JPY	(105,937,380)	—	(1,600)
3-Month Euroyen	(14)	09/2018	JPY	(349,720,000)	—	(368)
90-Day Euro$	(7)	09/2018	USD	(1,707,388)	506	—
Australian 10-Year Bond	(5)	06/2018	AUD	(645,027)	—	(3,879)
Banker’s Acceptance	(17)	09/2018	CAD	(4,167,125)	—	(366)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 10-Year Bond	(11)	09/2018	CAD	(1,492,598)	—	(16,363)
EURO STOXX 50	(52)	06/2018	EUR	(1,771,640)	—	(49,310)
Euro-Bund	(9)	09/2018	EUR	(1,468,721)	—	(2,130)
Long Gilt	(8)	09/2018	GBP	(996,961)	—	(8,919)
MSCI Emerging Markets Index	(12)	06/2018	USD	(673,020)	12,327	—
S&P 500 E-mini	(26)	06/2018	USD	(3,517,150)	36,586	—
S&P/TSE 60 Index	(7)	06/2018	CAD	(1,329,020)	—	(33,531)
U.S. Long Bond	(7)	09/2018	USD	(1,027,916)	—	(18,391)
Total					49,419	(134,857)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 2.044%	Receives Quarterly, Pays Semi annually	Morgan Stanley	09/08/2027	USD	6,143,000	429,461	—	—	429,461	—
Fixed rate of 0.770%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	09/08/2027	EUR	4,881,000	3,709	—	—	3,709	—
Fixed rate of 0.210%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	09/08/2027	JPY	82,205,000	(3,908)	—	—	—	(3,908)
Fixed rate of 0.769%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	12/05/2027	EUR	1,191,000	(4,191)	—	—	—	(4,191)
Fixed rate of 0.285%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	12/06/2027	JPY	66,227,000	987	—	—	987	—
6-Month GBP LIBOR	Fixed rate of 1.322%	Receives Semi annually, Pays Semi annually	Morgan Stanley	01/02/2028	GBP	2,734,000	27,770	—	—	27,770	—
Fixed rate of 2.821%	6-Month AUD BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	01/03/2028	AUD	3,156,000	7,630	—	—	7,630	—
Fixed rate of 0.891%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	01/04/2028	EUR	2,843,000	24,264	—	—	24,264	—
Fixed rate of 1.090%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	03/07/2028	EUR	1,275,000	34,940	—	—	34,940	—
Fixed rate of 0.958%	6-Month EURIBOR	Receives Annually, Pays Semi annually	Morgan Stanley	04/05/2028	EUR	2,743,618	27,877	—	—	27,877	—
Fixed rate of 0.293%	6-Month JPY BBA LIBOR	Receives Semi annually, Pays Semi annually	Morgan Stanley	04/05/2028	JPY	1,014,099,749	1,050	—	—	1,050	—
Fixed rate of 2.830%	3-Month USD LIBOR	Receives Semi annually, Pays Quarterly	Morgan Stanley	04/05/2028	USD	2,279,643	(12,302)	—	—	—	(12,302)
6-Month GBP LIBOR	Fixed rate of 1.550%	Receives Semi annually, Pays Semi annually	Morgan Stanley	05/01/2028	GBP	2,009,000	(25,571)	—	—	—	(25,571)
3-Month USD LIBOR	Fixed rate of 3.037%	Receives Quarterly, Pays Semi annually	Morgan Stanley	05/03/2028	USD	4,149,556	(50,958)	—	—	—	(50,958)
6-Month EURIBOR	Fixed rate of 1.006%	Receives Semi annually, Pays Annually	Morgan Stanley	05/04/2028	EUR	1,759,406	(24,211)	—	—	—	(24,211)
6-Month JPY BBA LIBOR	Fixed rate of 0.308%	Receives Semi annually, Pays Semi annually	Morgan Stanley	05/08/2028	JPY	678,871,664	(5,549)	—	—	—	(5,549)
Total							430,998	—	—	557,688	(126,690)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	19

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	1.736	USD	600,000	(19,893)	1,217	—	(11,247)	—	(7,429)
Markit CDX Emerging Markets Index, Series 29	Citi	06/20/2023	1.000	Quarterly	1.736	USD	1,396,000	(46,283)	2,831	—	(25,238)	—	(18,214)
Total									4,048	—	(36,485)	—	(25,643)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 30	Morgan Stanley	06/20/2023	5.000	Quarterly	3.521	USD	3,936,000	45,273	—	—	45,273	—
Markit CDX North America Investment Grade Index, Series 30	Morgan Stanley	06/20/2023	1.000	Quarterly	0.667	USD	1,285,000	403	—	—	403	—
Markit CDX North America Investment Grade Index, Series 30	Morgan Stanley	06/20/2023	1.000	Quarterly	0.667	USD	640,000	(422)	—	—	—	(422)
Total								45,254	—	—	45,676	(422)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	3,407,422	39,018 ††	(1,027)	—	—	37,991	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	2,008,124	33,081 ††	(251)	—	—	32,830	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	907,665	9,670 ††	(77)	—	—	9,593	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	681,273	7,802 ††	(199)	—	—	7,603	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	197,486	3,254 ††	(25)	—	—	3,229	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	5,286,674	6,529 ††	(2,643)	973	—	2,913	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	99,203	2,446 ††	(27)	—	—	2,419	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	38,585	635 ††	(17)	—	—	618	—
Total return on Barclays Backwardation Alpha Bloomberg CI Index ER†	Fixed rate of 0.350%	Monthly	Barclays	11/30/2018	USD	35,968	412 ††	(11)	—	—	401	—
Total return on Barclays Commodity Hedging Insights 2 Index†	Fixed rate of 0.150%	Monthly	Barclays	11/30/2018	USD	4,752	79 ††	(1)	—	—	78	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	127,986	157 ††	(66)	24	—	67	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	95,793	119 ††	(48)	23	—	48	—
Total return on Barclays TrendStar+ Alt Roll 2 Index†	Fixed rate of 0.600%	Monthly	Barclays	11/30/2018	USD	151,280	188 ††	(151)	44	—	—	(7)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	21

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	24,365	(7) ††	(10)	—	—	—	(17)
Total return on Barclays Dualis Volatility Weighted Index†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2018	USD	14,710	(44) ††	(52)	—	—	—	(96)
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	603,024	(155) ††	(260)	—	—	—	(415)
Total return on Barclays Commodity Strategy 1692 Index Excess Return†	Fixed rate of 0.500%	Monthly	Barclays	11/30/2018	USD	2,365,903	(609) ††	(1,019)	—	—	—	(1,628)
Total return on Barclays Dualis Volatility Weighted Index†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2018	USD	1,724,400	(5,219) ††	(776)	—	—	—	(5,995)
Total return on Barclays Dualis Volatility Weighted Index†	Fixed rate of 0.540%	Monthly	Barclays	11/30/2018	USD	2,879,959	(8,716) ††	(1,296)	—	—	—	(10,012)
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	7,469,798	49,465 ††	(1,930)	—	—	47,535	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	533,210	2,298 ††	(124)	—	—	2,174	—
Total return on Citi Curve Composite (DJ-UBSCI wtd) Balanced Alpha†	Fixed rate of 0.300%	Monthly	Citi	11/30/2018	USD	114,875	761 ††	(30)	—	—	731	—
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	7,429,054	2,342 ††	(1,727)	—	—	615	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	564,106	681 ††	(116)	—	—	565	—
Total return on Citi Commodities Congestion Pre-Post Roll Alpha (B) Index†	Fixed rate of 0.270%	Monthly	Citi	11/30/2018	USD	159,881	50 ††	(37)	—	—	13	—
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	20,249	(355) ††	—	—	—	—	(355)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	31,221	(719) ††	—	—	—	—	(719)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	52,464	(919) ††	—	—	—	—	(919)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	283,948	(4,973) ††	—	—	—	—	(4,973)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	573,125	(13,204) ††	—	—	—	—	(13,204)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	788,564	(13,809) ††	—	—	—	—	(13,809)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	973,899	(22,437) ††	—	—	—	—	(22,437)
Total return on Deutsche Bank Haven Plus - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	1,951,940	(44,972) ††	—	—	—	—	(44,972)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	23

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Deutsche Bank Currency Valuation - USD Excess Return†	Fixed rate of 0.000%	Monthly	Deutsche Bank	11/30/2018	USD	8,129,323	(142,365) ††	—	—	—	—	(142,365)
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	12,851,175	14,420 ††	—	—	—	14,420	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,571,266	6,028 ††	(393)	—	—	5,635	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	8,302,646	5,769 ††	(761)	—	—	5,008	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	7,763,256	3,092 ††	133	—	—	3,225	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	1,458,845	1,636 ††	(121)	—	—	1,515	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	1,471,686	1,023 ††	(135)	—	—	888	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	975,191	677 ††	(89)	—	—	588	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	400,659	450 ††	—	—	—	450	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	71,328	274 ††	(6)	—	—	268	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	133,926	150 ††	—	—	—	150	—
Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return†	Fixed rate of 0.000%	Monthly	Goldman Sachs International	11/30/2018	USD	101,487	114 ††	—	—	—	114	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	196,825	79 ††	3	—	—	82	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	20,331	78 ††	(2)	—	—	76	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	147,300	58 ††	3	—	—	61	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	132,787	53 ††	2	—	—	55	—
Total return on Goldman Sachs Curve Index C0210†	Fixed rate of -0.020%	Monthly	Goldman Sachs International	11/30/2018	USD	119,928	48 ††	2	—	—	50	—
Total return on Goldman Sachs Equity Volatility Carry Series 28 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	7,383	28 ††	(2)	—	—	26	—
Total return on Goldman Sachs Curve Index RP09†	Fixed rate of 0.110%	Monthly	Goldman Sachs International	11/30/2018	USD	59,173	41 ††	(51)	—	—	—	(10)
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	34,692	(69) ††	(3)	—	—	—	(72)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	25

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	51,996	(229) ††	(9)	—	—	—	(238)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	23,354	(418) ††	(2)	—	—	—	(420)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	98,196	(431) ††	(18)	—	—	—	(449)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	103,290	(453) ††	(19)	—	—	—	(472)
Total return on Goldman Sachs FX Volatility Carry Basket Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	82,761	(462) ††	(59)	—	—	—	(521)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	99,920	(731) ††	(8)	—	—	—	(739)
Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	383,952	(764) ††	(112)	—	—	—	(876)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	123,726	(904) ††	(19)	—	—	—	(923)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	49,081	(1,304) ††	(110)	—	—	—	(1,414)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	59,946	(1,939) ††	(5)	—	—	—	(1,944)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs FX Volatility Carry Basket Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	432,477	(2,414) ††	(36)	—	—	—	(2,450)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	665,319	(2,476) ††	(72)	—	—	—	(2,548)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	104,784	(2,857) ††	(9)	—	—	—	(2,866)
Total return on Goldman Sachs FX Volatility Carry Basket Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	525,381	(2,931) ††	(123)	—	—	—	(3,054)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	202,691	(3,629) ††	(17)	—	—	—	(3,646)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	205,843	(4,304) ††	(31)	—	—	—	(4,335)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	145,768	(4,715) ††	(12)	—	—	—	(4,727)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	253,188	(5,294) ††	(38)	—	—	—	(5,332)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	265,664	(7,244) ††	(22)	—	—	—	(7,266)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	303,556	(8,278) ††	(25)	—	—	—	(8,303)
Total return on Goldman Sachs Series 19 10-year Volatility Carry Index†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	509,603	(9,123) ††	—	—	—	—	(9,123)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	27

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	347,683	(9,238) ††	(75)	—	—	—	(9,313)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	478,784	(10,011) ††	(72)	—	—	—	(10,083)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	592,602	(12,391) ††	(89)	—	—	—	(12,480)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	505,013	(16,334) ††	(70)	—	—	—	(16,404)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	513,207	(16,599) ††	(43)	—	—	—	(16,642)
Total return on Goldman Sachs FX Time Series Momentum Index C0038†	Fixed rate of 0.220%	Monthly	Goldman Sachs International	11/30/2018	USD	3,916,404	(17,172) ††	(718)	—	—	—	(17,890)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	892,039	(24,325) ††	(74)	—	—	—	(24,399)
Total return on Goldman Sachs U.S. Series 71 Excess Return Strategy†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	3,452,734	(25,238) ††	(288)	—	—	—	(25,526)
Total return on Goldman Sachs Macro Index CA03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	2,167,328	(70,100) ††	(181)	—	—	—	(70,281)
Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0115†	Fixed rate of 0.260%	Monthly	Goldman Sachs International	11/30/2018	USD	3,900,630	(103,635) ††	(845)	—	—	—	(104,480)
Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0114†	Fixed rate of 0.180%	Monthly	Goldman Sachs International	11/30/2018	USD	5,336,079	(111,577) ††	(953)	—	—	—	(112,530)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Goldman Sachs Macro Index MF03†	Fixed rate of 0.100%	Monthly	Goldman Sachs International	11/30/2018	USD	12,872,964	(351,031) ††	(1,073)	—	—	—	(352,104)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2018	USD	168,796	(106) ††	48	—	—	—	(58)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2018	USD	157,686	(99) ††	20	—	—	—	(79)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.150%	Monthly	JPMorgan	11/30/2018	USD	313,435	(197) ††	41	—	—	—	(156)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.100%	Monthly	JPMorgan	11/30/2018	USD	4,681,441	(2,940) ††	605	—	—	—	(2,335)
Total return on JPMorgan Equity Risk Premium - Global Balanced Multi-Factor (Long/Short) US Index†	Fixed rate of -0.100%	Monthly	JPMorgan	11/30/2018	USD	4,108,493	(2,580) ††	35	—	—	—	(2,545)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1†	Fixed rate of 0.000%	Monthly	JPMorgan	11/30/2018	USD	155,660	(3,541) ††	—	—	—	—	(3,541)
Total return on JPMorgan Equity Risk Premium - Global Pure Value L/S USD Index 1†	Fixed rate of -0.100%	Monthly	JPMorgan	11/30/2018	USD	3,755,683	(85,446) ††	323	—	—	—	(85,123)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	29

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	12,568,203	40,437 ††	1,623	—	—	42,060	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	1,533,540	4,934 ††	198	—	—	5,132	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	502,204	1,616 ††	116	—	—	1,732	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	117,992	380 ††	15	—	—	395	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	84,567	272 ††	11	—	—	283	—
Total return on Morgan Stanley Cube Equity Factors Risk Parity Global Index†	Fixed rate of -0.150%	Monthly	Morgan Stanley	11/30/2018	USD	82,913	267 ††	11	—	—	278	—
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	70,952	(1,132) ††	12	—	—	—	(1,120)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	89,187	(1,422) ††	15	—	—	—	(1,407)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	120,240	(1,918) ††	21	—	—	—	(1,897)
Total return on Morgan Stanley Cube Global Value Index†	Fixed rate of -0.200%	Monthly	Morgan Stanley	11/30/2018	USD	1,933,132	(30,838) ††	333	—	—	—	(30,505)
Total							(976,431)	(15,140)	1,064	—	231,914	(1,224,549)
†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Columbia Diversified Absolute Return Fund’s page of columbiathreadneedleus.com website.
††	Valuation based on significant unobservable inputs.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Notes to Consolidated Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2018.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.907%
	38,686,183	81,342,486	(74,589,253)	45,439,416	(1,116)	975	614,627	45,439,416
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	31

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	5,425,945	—	—	—	5,425,945
Consumer Staples	2,074,948	—	—	—	2,074,948
Energy	2,767,703	—	—	—	2,767,703
Financials	5,258,528	—	—	—	5,258,528
Health Care	3,919,819	—	—	—	3,919,819
Industrials	5,477,057	—	—	—	5,477,057
Information Technology	5,488,566	—	—	—	5,488,566
Materials	1,718,127	—	—	—	1,718,127
Real Estate	1,782,892	—	—	—	1,782,892
Telecommunication Services	444,535	—	—	—	444,535
Utilities	1,380,741	—	—	—	1,380,741
Total Common Stocks	35,738,861	—	—	—	35,738,861
Convertible Bonds	—	165,836	—	—	165,836
Exchange-Traded Funds	12,623,136	—	—	—	12,623,136
Money Market Funds	—	—	—	45,439,416	45,439,416
Total Investments in Securities	48,361,997	165,836	—	45,439,416	93,967,249
Investments in Securities Sold Short
Common Stocks
Consumer Discretionary	(5,708,807)	—	—	—	(5,708,807)
Consumer Staples	(2,048,163)	—	—	—	(2,048,163)
Energy	(2,856,926)	—	—	—	(2,856,926)
Financials	(5,401,932)	—	—	—	(5,401,932)
Health Care	(3,959,009)	—	—	—	(3,959,009)
Industrials	(5,620,422)	—	—	—	(5,620,422)
Information Technology	(5,289,318)	—	—	—	(5,289,318)
Materials	(1,755,901)	—	—	—	(1,755,901)
Real Estate	(1,741,370)	—	—	—	(1,741,370)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Portfolio of Investments  (continued)
May 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	(459,909)	—	—	—	(459,909)
Utilities	(1,262,076)	—	—	—	(1,262,076)
Total Common Stocks	(36,103,833)	—	—	—	(36,103,833)
Total Investments in Securities Sold Short	(36,103,833)	—	—	—	(36,103,833)
Total Investments in Securities, Net of Securities Sold Short	12,258,164	165,836	—	45,439,416	57,863,416
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	441,124	—	—	441,124
Futures Contracts	872,994	—	—	—	872,994
Swap Contracts	—	603,364	231,914	—	835,278
Liability
Forward Foreign Currency Exchange Contracts	—	(360,466)	—	—	(360,466)
Futures Contracts	(533,113)	—	—	—	(533,113)
Swap Contracts	—	(152,755)	(1,224,549)	—	(1,377,304)
Total	12,598,045	697,103	(992,635)	45,439,416	57,741,929
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2017 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss)(a) ($)	Change in unrealized appreciation (depreciation)(b) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2018 ($)
Total Return Swap Contracts	—	—	—	(992,635)	—	—	—	—	(992,635)
Derivative instruments are valued at unrealized appreciation (depreciation).
(a) The realized gain (loss) earned during the period was $(134,848).
(b) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2018 was $(992,635).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swaps classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	33

Consolidated Statement of Assets and Liabilities
May 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $47,000,297)	$48,527,833
Affiliated issuers (cost $45,438,415)	45,439,416
Cash	2,429
Foreign currency (cost $13)	13
Cash collateral held at broker for:
Swap contracts	670,000
Securities sold short	16,077,627
Margin deposits on:
Futures contracts	1,734,437
Swap contracts	515,433
Unrealized appreciation on forward foreign currency exchange contracts	441,124
Unrealized appreciation on swap contracts	231,914
Upfront payments on swap contracts	1,064
Receivable for:
Investments sold	629,279
Capital shares sold	1,409
Dividends	139,338
Interest	1,841
Foreign tax reclaims	166
Variation margin for futures contracts	119,209
Variation margin for swap contracts	42,296
Expense reimbursement due from Investment Manager	941
Prepaid expenses	53
Trustees’ deferred compensation plan	14,804
Total assets	114,590,626
Liabilities
Securities sold short, at value (proceeds $34,933,068)	36,103,833
Unrealized depreciation on forward foreign currency exchange contracts	360,466
Unrealized depreciation on swap contracts	1,250,192
Upfront receipts on swap contracts	36,485
Payable for:
Investments purchased	688,614
Capital shares purchased	33,975
Dividends and interest on securities sold short	90,299
Variation margin for futures contracts	81,749
Variation margin for swap contracts	30,434
Management services fees	2,458
Distribution and/or service fees	3
Transfer agent fees	237
Compensation of board members	1,143
Compensation of chief compliance officer	5
Other expenses	93,333
Trustees’ deferred compensation plan	14,804
Total liabilities	38,788,030
Net assets applicable to outstanding capital stock	$75,802,596
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2018
Represented by
Paid in capital	$80,217,822
Excess of distributions over net investment income	(174,376)
Accumulated net realized loss	(4,441,978)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,527,536
Investments - affiliated issuers	1,001
Foreign currency translations	(35,157)
Forward foreign currency exchange contracts	80,658
Futures contracts	339,881
Securities sold short	(1,170,765)
Swap contracts	(542,026)
Total - representing net assets applicable to outstanding capital stock	$75,802,596
Class A
Net assets	$365,945
Shares outstanding	39,236
Net asset value per share	$9.33
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.90
Advisor Class
Net assets	$9,396
Shares outstanding	1,000
Net asset value per share	$9.40
Class C
Net assets	$17,891
Shares outstanding	1,962
Net asset value per share	$9.12
Institutional Class
Net assets	$586,363
Shares outstanding	62,071
Net asset value per share	$9.45
Institutional 2 Class
Net assets	$9,438
Shares outstanding	1,000
Net asset value per share	$9.44
Institutional 3 Class
Net assets	$74,747,419
Shares outstanding	7,934,620
Net asset value per share	$9.42
Class T
Net assets	$66,144
Shares outstanding	6,957
Net asset value per share	$9.51
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.75
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	35

Consolidated Statement of Operations
Year Ended May 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$860,463
Dividends — affiliated issuers	614,627
Interest	168,355
Foreign taxes withheld	(10,518)
Total income	1,632,927
Expenses:
Management services fees	925,178
Distribution and/or service fees
Class A	570
Class C	161
Class T	207
Transfer agent fees
Class A	271
Advisor Class	12
Class C	19
Institutional Class	711
Institutional 2 Class	7
Institutional 3 Class	6,678
Class T	108
Compensation of board members	17,499
Custodian fees	98,156
Printing and postage fees	11,395
Registration fees	104,256
Audit fees	65,625
Legal fees	1,783
Dividends and interest on securities sold short	984,223
Compensation of chief compliance officer	31
Other	30,930
Total expenses	2,247,820
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(309,970)
Total net expenses	1,937,850
Net investment loss	(304,923)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,593,587
Investments — affiliated issuers	(1,116)
Foreign currency translations	61,371
Forward foreign currency exchange contracts	(69,834)
Futures contracts	450,993
Securities sold short	(4,084,377)
Swap contracts	(134,848)
Net realized gain	815,776
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,522,094)
Investments — affiliated issuers	975
Foreign currency translations	(53,917)
Forward foreign currency exchange contracts	42,342
Futures contracts	130,524
Securities sold short	(105,721)
Swap contracts	(534,859)
Foreign capital gains tax	2,486
Net change in unrealized appreciation (depreciation)	(2,040,264)
Net realized and unrealized loss	(1,224,488)
Net decrease in net assets resulting from operations	$(1,529,411)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment loss	$(304,923)	$(404,135)
Net realized gain (loss)	815,776	(2,503,106)
Net change in unrealized appreciation (depreciation)	(2,040,264)	2,307,889
Net decrease in net assets resulting from operations	(1,529,411)	(599,352)
Decrease in net assets from capital stock activity	(1,822,709)	(74,626,837)
Total decrease in net assets	(3,352,120)	(75,226,189)
Net assets at beginning of year	79,154,716	154,380,905
Net assets at end of year	$75,802,596	$79,154,716
Excess of distributions over net investment income	$(174,376)	$(974,061)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	37

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2018		May 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	35,881	340,362	11,047	105,354
Redemptions	(4,720)	(44,389)	(24,670)	(231,892)
Net increase (decrease)	31,161	295,973	(13,623)	(126,538)
Class C
Subscriptions	536	5,000	1,472	13,776
Redemptions	—	—	(1,046)	(9,611)
Net increase	536	5,000	426	4,165
Class I
Subscriptions	—	—	207,955	1,987,019
Redemptions	—	—	(11,773,004)	(112,389,158)
Net decrease	—	—	(11,565,049)	(110,402,139)
Institutional Class
Subscriptions	20,654	198,959	24,757	234,528
Redemptions	(5,219)	(50,161)	(54,722)	(515,680)
Net increase (decrease)	15,435	148,798	(29,965)	(281,152)
Institutional 3 Class
Subscriptions	277,342	2,661,540	8,327,304	79,277,140
Redemptions	(511,969)	(4,891,806)	(158,057)	(1,514,846)
Net increase (decrease)	(234,627)	(2,230,266)	8,169,247	77,762,294
Class T
Subscriptions	—	—	97,080	930,095
Redemptions	(4,359)	(42,214)	(4,431,332)	(42,513,562)
Net decrease	(4,359)	(42,214)	(4,334,252)	(41,583,467)
Total net decrease	(191,854)	(1,822,709)	(7,773,216)	(74,626,837)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Columbia Diversified Absolute Return Fund | Annual Report 2018

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Columbia Diversified Absolute Return Fund | Annual Report 2018	39

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2018	$9.55	(0.08)	(0.14)	(0.22)	—	—	—
Year Ended 5/31/2017	$9.61	(0.08)	0.02 (d)	(0.06)	—	—	—
Year Ended 5/31/2016	$10.10	(0.13)	(0.27)	(0.40)	(0.03)	(0.06)	(0.09)
Year Ended 5/31/2015(e)	$10.00	(0.03)	0.13	0.10	—	—	—
Advisor Class
Year Ended 5/31/2018	$9.59	(0.05)	(0.14)	(0.19)	—	—	—
Year Ended 5/31/2017	$9.64	(0.06)	0.01 (d)	(0.05)	—	—	—
Year Ended 5/31/2016	$10.11	(0.09)	(0.28)	(0.37)	(0.04)	(0.06)	(0.10)
Year Ended 5/31/2015(e)	$10.00	(0.02)	0.13	0.11	—	—	—
Class C
Year Ended 5/31/2018	$9.41	(0.14)	(0.15)	(0.29)	—	—	—
Year Ended 5/31/2017	$9.54	(0.15)	0.02 (d)	(0.13)	—	—	—
Year Ended 5/31/2016	$10.08	(0.19)	(0.28)	(0.47)	(0.01)	(0.06)	(0.07)
Year Ended 5/31/2015(e)	$10.00	(0.05)	0.13	0.08	—	—	—
Institutional Class
Year Ended 5/31/2018	$9.65	(0.05)	(0.15)	(0.20)	—	—	—
Year Ended 5/31/2017	$9.64	(0.02)	0.03 (d)	0.01	—	—	—
Year Ended 5/31/2016	$10.11	(0.10)	(0.27)	(0.37)	(0.04)	(0.06)	(0.10)
Year Ended 5/31/2015(e)	$10.00	(0.02)	0.13	0.11	—	—	—
Institutional 2 Class
Year Ended 5/31/2018	$9.63	(0.04)	(0.15)	(0.19)	—	—	—
Year Ended 5/31/2017	$9.65	(0.04)	0.02 (d)	(0.02)	—	—	—
Year Ended 5/31/2016	$10.11	(0.09)	(0.27)	(0.36)	(0.04)	(0.06)	(0.10)
Year Ended 5/31/2015(e)	$10.00	(0.02)	0.13	0.11	—	—	—
Institutional 3 Class
Year Ended 5/31/2018	$9.61	(0.04)	(0.15)	(0.19)	—	—	—
Year Ended 5/31/2017(g)	$9.58	(0.01)	0.04 (d)	0.03	—	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2018	$9.33	(2.30%)	3.23% (c)	2.82% (c)	(0.72%)	186%	$366
Year Ended 5/31/2017	$9.55	(0.62%)	3.15% (c)	2.31% (c)	(0.84%)	135%	$77
Year Ended 5/31/2016	$9.61	(3.96%)	3.03% (c)	2.22% (c)	(1.31%)	196%	$209
Year Ended 5/31/2015(e)	$10.10	1.00%	2.11% (c),(f)	1.99% (c),(f)	(1.04%) (f)	60%	$11
Advisor Class
Year Ended 5/31/2018	$9.40	(1.98%)	2.97% (c)	2.59% (c)	(0.50%)	186%	$9
Year Ended 5/31/2017	$9.59	(0.52%)	2.88% (c)	2.03% (c)	(0.59%)	135%	$10
Year Ended 5/31/2016	$9.64	(3.69%)	2.77% (c)	1.97% (c)	(0.99%)	196%	$10
Year Ended 5/31/2015(e)	$10.11	1.10%	1.89% (c),(f)	1.74% (c),(f)	(0.79%) (f)	60%	$10
Class C
Year Ended 5/31/2018	$9.12	(3.08%)	4.01% (c)	3.62% (c)	(1.54%)	186%	$18
Year Ended 5/31/2017	$9.41	(1.36%)	3.89% (c)	3.05% (c)	(1.62%)	135%	$13
Year Ended 5/31/2016	$9.54	(4.68%)	3.78% (c)	2.97% (c)	(2.00%)	196%	$10
Year Ended 5/31/2015(e)	$10.08	0.80%	2.89% (c),(f)	2.75% (c),(f)	(1.80%) (f)	60%	$10
Institutional Class
Year Ended 5/31/2018	$9.45	(2.07%)	3.00% (c)	2.61% (c)	(0.52%)	186%	$586
Year Ended 5/31/2017	$9.65	0.10%	2.90% (c)	2.05% (c)	(0.54%)	135%	$450
Year Ended 5/31/2016	$9.64	(3.69%)	2.77% (c)	1.97% (c)	(0.99%)	196%	$738
Year Ended 5/31/2015(e)	$10.11	1.10%	1.91% (c),(f)	1.75% (c),(f)	(0.74%) (f)	60%	$772
Institutional 2 Class
Year Ended 5/31/2018	$9.44	(1.97%)	2.91% (c)	2.52% (c)	(0.44%)	186%	$9
Year Ended 5/31/2017	$9.63	(0.21%)	2.20% (c)	1.89% (c)	(0.46%)	135%	$10
Year Ended 5/31/2016	$9.65	(3.59%)	2.02% (c)	1.85% (c)	(0.88%)	196%	$10
Year Ended 5/31/2015(e)	$10.11	1.10%	1.89% (c),(f)	1.74% (c),(f)	(0.80%) (f)	60%	$10
Institutional 3 Class
Year Ended 5/31/2018	$9.42	(1.98%)	2.86% (c)	2.47% (c)	(0.39%)	186%	$74,747
Year Ended 5/31/2017(g)	$9.61	0.31%	2.29% (c),(f)	1.74% (c),(f)	(0.30%) (f)	135%	$78,485
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	41

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Year Ended 5/31/2018	$9.73	(0.07)	(0.15)	(0.22)	—	—	—
Year Ended 5/31/2017	$9.62	(0.05)	0.16 (d)	0.11	—	—	—
Year Ended 5/31/2016	$10.10	(0.13)	(0.26)	(0.39)	(0.03)	(0.06)	(0.09)
Year Ended 5/31/2015(e)	$10.00	(0.03)	0.13	0.10	—	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	5/31/2018	5/31/2017	5/31/2016	5/31/2015
Class A	1.35%	0.67%	0.53%	0.41%
Advisor Class	1.26%	0.64%	0.50%	0.42%
Class C	1.29%	0.66%	0.50%	0.42%
Institutional Class	1.27%	0.66%	0.50%	0.44%
Institutional 2 Class	1.26%	0.64%	0.50%	0.42%
Institutional 3 Class	1.25%	0.57%	—%	—%
Class T	1.21%	0.66%	0.60%	0.42%

(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	The Fund commenced operations on February 19, 2015. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Columbia Diversified Absolute Return Fund | Annual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Year Ended 5/31/2018	$9.51	(2.26%)	3.23% (c)	2.82% (c)	(0.74%)	186%	$66
Year Ended 5/31/2017	$9.73	1.14%	3.15% (c)	2.31% (c)	(0.51%)	135%	$110
Year Ended 5/31/2016	$9.62	(3.87%)	3.03% (c)	2.22% (c)	(1.24%)	196%	$41,796
Year Ended 5/31/2015(e)	$10.10	1.00%	2.14% (c),(f)	2.00% (c),(f)	(1.05%) (f)	60%	$10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Diversified Absolute Return Fund | Annual Report 2018	43

Notes to Consolidated Financial Statements
May 31, 2018
Note 1. Organization
Columbia Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CDARF1 Offshore Fund, Ltd., CDARF2 Offshore Fund, Ltd. and CDARF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2018, each Subsidiary’s financial statement information is as follows:
	CDARF1 Offshore Fund, Ltd.	CDARF2 Offshore Fund, Ltd.	CDARF3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.06%	6.01%	3.77%
Net assets	$43,827	$4,562,845	$2,858,814
Net investment income (loss)	(2,691)	(33,946)	967
Net realized gain (loss)	—	20,925	(498,157)
Net change in unrealized appreciation (depreciation)	—	353,332	133,799
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
44	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Columbia Diversified Absolute Return Fund | Annual Report 2018	45

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
46	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
Columbia Diversified Absolute Return Fund | Annual Report 2018	47

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
48	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market and to manage long or short exposure to an inflation index. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Columbia Diversified Absolute Return Fund | Annual Report 2018	49

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2018:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	45,676*
Equity risk	Net assets — unrealized appreciation on futures contracts	771,341*
Equity risk	Net assets — unrealized appreciation on swap contracts	72,534*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	441,124
Interest rate risk	Net assets — unrealized appreciation on futures contracts	101,653*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	564,189*
Interest rate risk	Upfront payments on swap contracts	1,064
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	152,879*
Total		2,150,460

50	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	26,065*
Credit risk	Upfront receipts on swap contracts	36,485
Equity risk	Net assets — unrealized depreciation on futures contracts	463,780*
Equity risk	Net assets — unrealized depreciation on swap contracts	128,766*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	360,466
Foreign exchange risk	Net assets — unrealized depreciation on swap contracts	558,530*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	69,333*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	644,822*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	19,121*
Total		2,307,368

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	(498,094)	(498,094)
Credit risk	—	—	(272,435)	(272,435)
Equity risk	—	714,251	(438,131)	276,120
Foreign exchange risk	(69,834)	—	189,988	120,154
Interest rate risk	—	(263,258)	883,824	620,566
Total	(69,834)	450,993	(134,848)	246,311

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	133,758	133,758
Credit risk	—	—	26,778	26,778
Equity risk	—	283,712	(56,232)	227,480
Foreign exchange risk	42,342	—	(558,530)	(516,188)
Interest rate risk	—	(153,188)	(80,633)	(233,821)
Total	42,342	130,524	(534,859)	(361,993)
Columbia Diversified Absolute Return Fund | Annual Report 2018	51

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	29,409,719
Futures contracts — short	17,661,431
Credit default swap contracts — buy protection	3,428,886
Credit default swap contracts — sell protection	8,942,563

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	319,584	(323,775)
Interest rate swap contracts	390,268	(113,947)
Total return swap contracts	355,670	(482,759)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2018.
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
52	Columbia Diversified Absolute Return Fund | Annual Report 2018

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2018:
	Barclays ($)(e)	Barclays ($)(e)	Citi ($)(e)	Citi ($)(e)	Deutsche Bank ($)	Goldman Sachs International ($)(e)	Goldman Sachs International ($)(e)	HSBC ($)	JPMorgan ($)(e)	JPMorgan ($)(e)	Morgan Stanley ($)	Morgan Stanley International ($)	Westpac ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	-	-	-	-	-	-	-	-	-	42,296	-	42,296
Forward foreign currency exchange contracts	-	-	27,977	-	-	-	-	114,722	-	-	212,845	-	85,580	441,124
OTC total return swap contracts (b)	4,486	94,361	-	51,633	-	26,125	6,484	-	-	-	49,880	-	-	232,969
Total assets	4,486	94,361	27,977	51,633	-	26,125	6,484	114,722	-	-	262,725	42,296	85,580	716,389
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	-	-	-	-	-	-	-	-	3,514	-	3,514
Centrally cleared interest rate swap contracts (a)	-	-	-	-	-	-	-	-	-	-	-	26,920	-	26,920
Forward foreign currency exchange contracts	-	-	91,324	-	-	-	-	128,369	-	-	75,794	-	64,979	360,466
OTC credit default swap contracts (b)	-	-	62,128	-	-	-	-	-	-	-	-	-	-	62,128
OTC total return swap contracts (b)	-	18,163	-	-	243,753	832,903	958	-	93,838	-	34,925	-	-	1,224,540
Securities borrowed	-	-	-	-	-	-	-	-	-	36,103,833	-	-	-	36,103,833
Total liabilities	-	18,163	153,452	-	243,753	832,903	958	128,369	93,838	36,103,833	110,719	30,434	64,979	37,781,401
Total financial and derivative net assets	4,486	76,198	(125,475)	51,633	(243,753)	(806,778)	5,526	(13,647)	(93,838)	(36,103,833)	152,006	11,862	20,601	(37,065,012)
Total collateral received (pledged) (c)	-	-	-	-	(243,753)	(370,000)	-	-	-	(36,103,833)	-		-	(36,717,586)
Net amount (d)	4,486	76,198	(125,475)	51,633	-	(436,778)	5,526	(13,647)	(93,838)	-	152,006	11,862	20,601	(347,426)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
(e)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Columbia Diversified Absolute Return Fund | Annual Report 2018	53

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
54	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.18% to 1.03% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2018 was 1.18% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2018, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Diversified Absolute Return Fund | Annual Report 2018	55

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended May 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
56	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2018, if any, are listed below:
Amount ($)
Class A	3,637
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2017 through September 30, 2018	Prior to October 1, 2017
Class A	1.65%	1.65%
Advisor Class	1.40	1.40
Class C	2.40	2.40
Institutional Class	1.40	1.40
Institutional 2 Class	1.30	1.25
Institutional 3 Class	1.25	1.20
Class T	1.65	1.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Diversified Absolute Return Fund | Annual Report 2018	57

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
At May 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, non-deductible expenses, net operating loss reclassification, investments in partnerships and constructive sales of appreciated financial positions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,104,608	(839,641)	(264,967)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
For the years ended May 31, 2018 and May 31, 2017, there were no distributions.
At May 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(1,592,588)	(2,338,244)
At May 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
95,019,913	2,754,959	(5,093,203)	(2,338,244)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended May 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	1,592,588	—	1,592,588	1,075,053	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2018, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
419,578	—
58	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $157,121,897 and $168,765,739, respectively, for the year ended May 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.
The Fund had no borrowings during the year ended May 31, 2018.
Columbia Diversified Absolute Return Fund | Annual Report 2018	59

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Shareholder concentration risk
At May 31, 2018, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Board of Trustees of the Fund has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated. It is currently anticipated that the Fund will be liquidated in the third quarter of 2018 at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
60	Columbia Diversified Absolute Return Fund | Annual Report 2018

Notes to Consolidated Financial Statements  (continued)
May 31, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Diversified Absolute Return Fund | Annual Report 2018	61

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Diversified Absolute Return Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Diversified Absolute Return Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") and its subsidiaries as of May 31, 2018, the related consolidated statement of operations for the year ended May 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Columbia Diversified Absolute Return Fund and its subsidiaries as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, brokers and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
62	Columbia Diversified Absolute Return Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	71	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	71	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	71	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Columbia Diversified Absolute Return Fund | Annual Report 2018	63

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	71	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	71	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
64	Columbia Diversified Absolute Return Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Diversified Absolute Return Fund | Annual Report 2018	65

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
66	Columbia Diversified Absolute Return Fund | Annual Report 2018

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Diversified Absolute Return Fund | Annual Report 2018	67

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Columbia Diversified Absolute Return Fund
Through October 31, 2018:
P.O. Box 8081
Boston, MA 02266-8081
Effective November 1, 2018:
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus .com/investor/
ANN258_05_H01_(07/18)

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$196,200	$186,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$0	$2,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2018 and May 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$44,900	$27,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2018 and May 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$242,500	$242,500

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2018 and May 31, 2017 are approximately as follows:

2018	2017
$287,400	$271,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                         Columbia Funds Series Trust I

By (Signature and Title)     /s/ Christopher O. Petersen

Christopher O. Petersen, President and Principal Executive Officer

Date                                     July 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Christopher O. Petersen

Christopher O. Petersen, President and Principal Executive Officer

Date                                      July 23, 2018

By (Signature and Title)     /s/ Michael G. Clarke

Michael G. Clarke, Treasurer and Chief Financial Officer

Date                                   July 23, 2018